                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                           MIDAMERICAN ENERGY HOLDINGS COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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
                                     [LOGO]

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                                666 Grand Avenue
                                  P.O. Box 657
                          Des Moines, Iowa 50303-0657

Dear Shareholder:

    You are cordially invited to attend the first Annual Meeting of Shareholders of MidAmerican Energy Holdings Company ("MidAmerican" or "Company") which will be held on Wednesday, April 23, 1997, at 10:00 a.m., local time, at the Sioux City Convention Center, 801 Fourth Street, Sioux City, Iowa. At this meeting you will be asked to vote on the election of directors as set forth in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company recommends a vote "FOR" the election of all nominees.

    Holders of record of MidAmerican Common Stock at the close of business on February 21, 1997 will be entitled to one vote for each share held. MidAmerican has over 65,000 registered holders of its Common Stock.

    In order to enhance the quality and readability of our financial communications, the presentation of certain information in this year's Proxy Statement and Annual Report has been changed. The Company's audited financial statements, which are traditionally included in the Annual Report to Shareholders, are now contained in Appendix A to this Proxy Statement. The Company's 1996 Annual Report contains key financial information and a discussion of activities and issues important to the Company. This format is designed to simplify and improve the clarity and effectiveness of the Annual Report.

    Your vote is extremely important. Please make sure that your shares are represented at the Annual Meeting whether or not you are personally able to attend. You are encouraged to specify your choices by marking the appropriate boxes on the enclosed proxy card. However, it is not necessary to mark any box if you wish to vote in accordance with the Board of Directors' recommendations.

    Please sign, date and return the proxy card in the enclosed postage paid envelope.

                                   Sincerely,

Russell E.              Stanley J. Bright
Christiansen
CHAIRMAN OF THE         PRESIDENT AND
BOARD OF DIRECTORS      CHIEF EXECUTIVE
                        OFFICER

March 14, 1997

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders of
MidAmerican Energy Holdings Company:

    The Annual Meeting of Shareholders of MidAmerican Energy Holdings Company will be held on Wednesday, April 23, 1997, at the Sioux City Convention Center, 801 Fourth Street, Sioux City, Iowa , commencing at 10:00 a.m., local time, for the purpose of acting on the following matters:

    1.  To elect fifteen members of the Board of Directors; and

    2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

    Holders of MidAmerican Common Stock at the close of business on February 21, 1997 will be entitled to notice of and to vote at the meeting or at any postponement or adjournment thereof. Even if you now expect to attend the annual meeting, you are requested to please mark, sign, date and return the accompanying proxy in the enclosed postage paid envelope. If you do attend you may vote in person, if you wish, whether or not you have sent in your proxy.

                                          By Order of the Board of Directors
                                          Paul J. Leighton
                                          VICE PRESIDENT AND CORPORATE SECRETARY
March 14, 1997

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. SHAREHOLDERS ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                     [LOGO]

                                666 Grand Avenue
                                  P.O. Box 657
                          Des Moines, Iowa 50303-0657
              Telephone numbers: (515) 242-4300 or (800) 247-5211

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies of the shareholders of MidAmerican Energy Holdings Company ("MidAmerican" or "Company") on behalf of the Board of Directors of the Company ("Board of Directors") for use at the Annual Meeting of Shareholders to be held at the Sioux City Convention Center, 801 Fourth Street, Sioux City, Iowa, on Wednesday, April 23, 1997, at 10:00 a.m., local time, and at all adjournments thereof, for the purposes set forth in the preceding Notice of Annual Meeting of Shareholders.

    This is the first annual meeting of the holders of MidAmerican Common Stock since the formation of MidAmerican as the parent holding company of MidAmerican Energy Company on December 1, 1996. Only shareholders of record at the close of business on February 21, 1997 are entitled to notice of and to vote at the meeting. As of the record date, there were 100,751,713 shares of MidAmerican Common Stock outstanding. Each share of MidAmerican Common Stock is entitled to one vote on all matters presented to the meeting.

    With respect to the Election of Directors, if a quorum is present, the affirmative vote of a majority of the votes cast is required for the election of each director. For purposes of determining the number of votes cast, all votes cast "for" or to "withhold authority" to vote are included. "Non-votes," including "broker non-votes" which occur when brokers are prohibited from exercising voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of votes cast with respect to the election of directors.

    Any shareholder giving a proxy pursuant to this Proxy Statement may revoke it at any time by filing with the Corporate Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or if the shareholder executing the proxy is present at the meeting, voting in person.

    All shares represented by effective proxies will be voted at the meeting or any adjournment thereof as specified therein by the person giving the proxy. If no specification is made, the proxy will be voted in accordance with the Board of Directors' recommendations.

    If a shareholder is a participant in the Company's Shareholder Options Plan or the Iowa Power Inc. Payroll-Based Employee Stock Ownership Plan, the proxy card will represent the number of shares registered in the participant's name and the number of whole shares credited or allocated to the participant's account under these plans. For those shares held in the plans, the proxy card will serve as a direction to the trustee or voting agent under the respective plan as to how the shares in the accounts are to be voted. Fractional shares will not be voted.

    The entire cost of solicitation of proxies will be borne by the Company. In addition to the original solicitation by mail, some of the officers and regular employees of the Company may solicit proxies by personal calls, telephone or otherwise, but without compensation in addition to their regular salaries. The Company will reimburse brokers and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding proxy material to beneficial owners. In addition, the Company has retained D. F. King & Co., Inc., a proxy solicitation firm, to assist in the forwarding of proxy materials to brokers and other custodians, nominees and fiduciaries at an estimated cost of $4,000 plus disbursements.

                             ELECTION OF DIRECTORS

    The fifteen persons named on the following pages have been nominated for election as directors, to hold office until the next annual meeting of shareholders and their successors are duly elected and qualified. Each has consented to be a nominee and to serve if elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event that any nominees for directors should become unavailable, which is not anticipated, the Board of Directors, in its discretion, may designate substitute nominees, in which event proxies will be voted for such substitute nominees.

INFORMATION ABOUT NOMINEES FOR DIRECTORS

    Certain information about each nominee, including age, principal occupation, business experience, directorships, board committee assignments and the year in which the nominee became a director of the Company or one of its predecessor companies, is set forth in the following pages. All of the nominees listed are now serving as directors of the Company. Mr. Robert A. Burnett, who has served as a director since 1984, will be retiring from the Board of Directors in 1997 and has therefore not been renominated.

     PHOTO       JOHN W. AALFS (56)
                 President of Aalfs Manufacturing, Inc. (clothing manufacturer), Sioux
                 City, Iowa, since 1979. Joined the Board in 1988. Chair of the Audit
                 Committee. Director of Norwest Bank Sioux City, N.A.

     PHOTO       STANLEY J. BRIGHT (56)
                 President and Chief Executive Officer of the Company since December 1,
                 1996. Chairman of MidAmerican Energy Company since December 1, 1996,
                 Chief Executive Officer since July 1, 1996, President since 1995 and
                 President of the Office of the Chief Executive Officer from 1995 to July
                 1, 1996. Chairman, President and Chief Executive Officer of
                 Iowa-Illinois Gas and Electric Company, a predecessor company
                 ("Iowa-Illinois"), from 1991 to 1995. Joined the Company in 1986 and the
                 Board in 1987. Chair of the Strategy and Executive Committees and member of the Finance Committee. Director of Norwest Bank Iowa, N.A. and Utilx
                 Corporation.

     PHOTO       ROSS D. CHRISTENSEN (56)
                 Orthodontist in private practice in Waterloo, Iowa, since 1968 and with
                 Drs. Christensen and Bigelow, P.C. since 1974. Partner in JoRo, Inc.
                 (real estate development) and Heartland Midwest Management, Inc. (real estate management) since 1984. Joined the Board in 1983. Vice Chair of the Nominating Committee and member of the Strategy Committee. Director of Community National Bancorporation.

     PHOTO       RUSSELL E. CHRISTIANSEN (61)
                 Chairman of the Company since December 1, 1996, Chairman of MidAmerican
                 Energy Company from 1995 to December 1, 1996 and Chairman of the Office of the Chief Executive Officer from 1995 to July 1, 1996. Chairman and
                 Chief Executive Officer of Midwest Resources Inc., a predecessor company
                 ("Midwest Resources"), from 1992 to 1995 and President from 1990 to
                 1995. Joined the Company in 1959 and the Board in 1983. Vice Chair of
                 the Executive Committee and member of the Finance Committee. Director of
                 McLeod, Inc.

     PHOTO       JOHN W. COLLOTON (66)
                 Vice President for Statewide Health Services, University of Iowa (health care administration), Iowa City, Iowa, since 1993. Director and Chief
                 Executive Officer of the University of Iowa Hospitals and Clinics from
                 1971 to 1993. Joined the Board in 1992. Member of the Compensation and
                 Nominating Committees. Director of Baxter International Inc., Iowa State
                 Bank and Trust Company, OncorMed, Inc., and Blue Cross & Blue Shield of
                 Iowa and South Dakota.

     PHOTO       FRANK S. COTTRELL (54)
                 Vice President of Deere & Company (manufacturing), Moline, Illinois, since 1993 and General Counsel since 1991. Joined the Board in 1992.
                 Member of the Audit and Strategy Committees. Director of Homelite, Inc.

     PHOTO       JACK W. EUGSTER (51)
                 Chairman and Chief Executive Officer of Musicland Stores Corp.
                 (specialty retailer), Minneapolis, Minnesota, since 1986 and President since 1981. Joined the Board in 1987. Chair of the Compensation
                 Committee and member of the Executive Committee. Director of Damark,
                 Inc., Donaldson Company, Inc., Josten's, Inc. and ShopKo Stores, Inc.

     PHOTO       MEL FOSTER, JR. (69)
                 Chairman of Mel Foster Co. Inc. (real estate and insurance), Davenport,
                 Iowa, since 1970. Joined the Board in 1972. Chair of the Nominating
                 Committee and member of the Compensation and Executive Committees.
                 Director of Norwest Bank Iowa, N.A.

     PHOTO       NOLDEN GENTRY (59)
                 Partner in the law firm of Brick, Gentry, Bowers, Swartz, Stoltze,
                 Schuling & Levis, P.C., Des Moines, Iowa, since 1983. Joined the Board in 1988. Vice Chair of the Strategy Committee.

     PHOTO       JAMES M. HOAK, JR. (53)
                 Chairman of Heritage Media Corporation (broadcasting and advertising),
                 Dallas, Texas, since 1987, Chairman of Hoak Capital Corporation (private investment company) since 1991, Chairman of Hoak Breedlove Wesneski &
                 Co. (investment banking and securities broker-dealer) since 1996.
                 Chairman and Chief Executive Officer of Crown Media, Inc. (cable television), Dallas, Texas from 1991 to 1995. Joined the Board in 1983.
                 Vice Chair of the Finance Committee and member of the Compensation
                 Committee. Director of Dynamex, Inc., Pier 1 Imports, Inc. and Texas
                 Industries, Inc.

     PHOTO       RICHARD L. LAWSON (67)
                 President and Chief Executive Officer of the National Mining Association
                 (all minable resources), Washington, D. C., since 1995. President of the
                 National Coal Association, a predecessor organization, and member of its
                 Board of Directors and Executive Committee from 1987 to 1995. Joined the
                 Board in 1989. Member of the Audit Committee. Retired from the United
                 States Air Force in 1986 as a four star general. Formerly Deputy
                 Commander and Chief of the U. S. European Command and Chief of Staff,
                 Supreme Headquarters Allied Powers, Europe.

     PHOTO       ROBERT L. PETERSON (64)
                 Chairman and Chief Executive Officer of IBP, inc. (meat processor),
                 Dakota City, Nebraska, since 1980, President since 1977 and Director since 1976. Joined the Board in 1990. Member of the Executive and
                 Nominating Committees.

     PHOTO       NANCY L. SEIFERT (67)
                 Executive Vice President of James F. Seifert & Sons L.L.C. (retail),
                 Cedar Rapids, Iowa, since 1993. Retired as a merchandise executive with
                 Seifert's Inc. in 1990. Joined the Board in 1985. Vice Chair of the
                 Compensation Committee and member of the Strategy Committee.

     PHOTO       W. SCOTT TINSMAN (64)
                 Co-Founder and Vice President of Twin-State Engineering and Chemical
                 Company (engineering services and chemical manufacturing), Davenport,
                 Iowa, since 1958. Joined the Board in 1988. Chair of the Finance
                 Committee and member of the Audit Committee.

     PHOTO       LEONARD L. WOODRUFF (68)
                 President of Woodruff Construction Company (contractor), Fort Dodge,
                 Iowa, since 1979. Joined the Board in 1972. Member of the Executive and
                 Finance Committees.

ORGANIZATION OF THE BOARD OF DIRECTORS

    The Board of Directors has established the following committees to perform various delegated functions.

    The Audit Committee considers matters pertaining to financial reporting and internal accounting controls and held four meetings. The Executive Committee exercises certain authority of the Board of Directors on behalf of the entire Board and held four meetings. The Finance Committee considers matters pertaining to the Company's financing plans, its nonregulated businesses and pension, trust and other investment activities and held eight meetings. The Compensation Committee considers matters pertaining to compensation of officers and directors and management succession and administers certain executive officer and director compensation plans and held five meetings. The Strategy Committee advises the Board of Directors on strategic matters pertaining to the Company and its operations and held two meetings.

    The Nominating Committee recommends candidates for annual election to the Board of Directors and to fill vacancies on the Board of Directors that may arise from time to time. The Nominating Committee held two meetings. Candidates will be selected without regard to race, creed, color, sex or national origin and must be a citizen of the United States and have demonstrated outstanding business and civic accomplishments. The Nominating Committee will consider all candidates recommended by shareholders in accordance with the procedure established in the Company's Bylaws which requires recommendations to be submitted in writing ninety days in advance of the annual meeting of shareholders. Such recommendations should include the name and address of the shareholder and the candidate pursuant to which the recommendation is being made, such other information about the candidate as is required to be included in the Company's proxy statement and the consent of the candidate to serve as a director if elected. Recommendations should be sent to the Corporate Secretary, MidAmerican Energy Holdings Company, P.O. Box 657, Des Moines, Iowa 50303-0657.

    The Board of Directors of the Company, and MidAmerican Energy Company as the Company's predecessor prior to the formation of the holding company, held nine meetings during 1996. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the Board Committees on which they served.

DIRECTORS' COMPENSATION

    The Board of Directors believes it is important that its members have an equity interest in the Company. As a result, the Board of Directors has adopted a policy that each director must own at least 1,000 shares of MidAmerican Common Stock at the time the director becomes a member of the Board of Directors. In addition, a portion of each non-employee director's compensation for service as a director of the Company is paid in restricted shares of MidAmerican Common Stock pursuant to the 1995 Long-Term Incentive Plan. The plan provides that upon the initial election of each non-employee director to the Board of Directors, whether at an annual election or to fill a vacancy, 800 restricted shares of MidAmerican Common Stock will be granted to each such director. Additional grants of 800 restricted shares of MidAmerican Common Stock will be made annually on May 1 to each director who continues on the Board of Directors. Non-employee directors are restricted from disposing of such restricted shares of MidAmerican Common Stock until such time as the director ceases to be a director of the Company.

    In addition to the restricted stock component of non-employee director compensation, directors each receive an annual retainer fee of $12,000. Directors who are not also employees of the Company each receive a fee of $750 for attendance at each regular or special meeting of the Board of Directors and each meeting of a Committee of the Board of Directors.

    The Board of Directors has elected not to adopt a retirement plan for directors, although a predecessor company maintained a nonqualified retirement plan for directors. The predecessor company entered into agreements with those directors continuing as directors of the Company after the merger of Iowa-Illinois and Midwest Resources (Messrs. Aalfs, Christensen, Christiansen, Eugster, Gentry, Hoak, Lawson and Peterson) whereby the Company agreed to vest accrued benefits for each such director as of June 30, 1995. The accrued benefit for each such director was determined by multiplying the number of months of service as a director by one-twelfth of the then annual retainer ($15,000). The maximum total benefit is based on 120 months of service as a director and the minimum service requirement was waived. The accrued benefit is payable quarterly in cash out of general corporate funds when the respective director ceases to be a director of the Company in accordance with the terms of such retirement plan.

    Directors have the opportunity to make an election prior to the commencement of each year to defer a portion or all of their cash compensation received for service as a director of the Company pursuant to the Directors Deferred Compensation Plan. Amounts previously deferred or earned under predecessor companies' deferred compensation plans will be distributed in accordance with each such plan's respective provisions upon termination of a director's service as a director.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table shows the beneficial ownership, reported to the Company as of February 21, 1997, of MidAmerican Common Stock of each director and nominee, the two individuals serving in the office of the chief executive officer of MidAmerican Energy Company until July 1, 1996, and the four other most highly compensated executive officers and, as a group, directors, nominees and executive officers. No member of the group owned any of the preferred stock of MidAmerican Energy Company. To the Company's knowledge, no single entity owns of record or beneficially more than five percent of any class of the outstanding voting securities of the Company.

                                                             AMOUNT AND NATURE OF
                                                             BENEFICIAL OWNERSHIP    PERCENT OF
NAME OF BENEFICIAL OWNER                                             (1)                CLASS
----------------------------------------------------------  ----------------------  -------------

John W. Aalfs.............................................           4,680                *
Stanley J. Bright.........................................          71,061(2)             *
Ross D. Christensen.......................................          15,296(3)             *
Russell E. Christiansen...................................          84,950(4)             *
John W. Colloton..........................................           2,421                *
Frank S. Cottrell.........................................           3,070                *
Jack W. Eugster...........................................           4,680                *
Mel Foster, Jr............................................          31,590(5)             *
Nolden Gentry.............................................           3,755(6)             *
James M. Hoak, Jr.........................................           6,610                *
Richard L. Lawson.........................................           3,211(7)             *
Robert L. Peterson........................................           3,198                *
Nancy L. Seifert..........................................           3,794(8)             *
W. Scott Tinsman..........................................           4,099                *
Leonard L. Woodruff.......................................          23,692                *
Ronald W. Stepien.........................................          17,839(9)             *
Lynn K. Vorbrich..........................................          32,671(10)            *
Stephen E. Shelton........................................          15,451(11)            *
Beverly A. Wharton........................................          31,782(12)            *
Directors and executive officers as a group
 (22 persons).............................................         410,676(13)            *

------------------------

 * Less than one percent of the shares of MidAmerican Common Stock outstanding.

 (1) Beneficial ownership of each of the shares of MidAmerican Common Stock listed in the foregoing table is comprised of sole voting power and sole investment power, unless otherwise noted. The shares reported for the non-employee directors and nominees includes 1,600 shares of restricted stock granted in accordance with the 1995 Long-Term Incentive Plan. See "Directors' Compensation" for a discussion of these grants.

 (2) Includes 37,500 shares which Mr. Bright has the right to acquire within 60 days upon the exercise of stock options, 6,423 shares held in a Section 401(k) defined contribution plan as of December 31, 1996 and 1,697 shares beneficially owned by Mr. Bright and his spouse.

 (3) Includes 8,480 shares held by Dr. Christensen and his partner in a profit sharing trust and 5,000 shares held in an individual retirement account.

 (4) Includes 37,500 shares which Mr. Christiansen has the right to acquire within 60 days upon the exercise of stock options, 12,052 shares held in a
    Section 401(k) defined contribution plan as of December 31, 1996 and 8,040 shares beneficially owned by Mr. Christiansen and his spouse.

 (5) Includes 2,940 shares held by Mr. Foster's spouse, 14,700 shares held by a company of which Mr. Foster is an officer and shareholder and 5,000 shares held by a family partnership of which Mr. Foster is a partner.

 (6) Includes 1,360 shares held in an individual retirement account.

 (7) Includes 1,611 shares beneficially owned by General Lawson and his spouse.

 (8) Includes 2,194 shares held by a trust for which Mrs. Seifert is trustee.

 (9) Includes 10,000 shares which Mr. Stepien has the right to acquire within 60 days upon the exercise of stock options and 1,162 shares held in a Section 401(k) defined contribution plan as of December 31, 1996.

(10) Includes 15,000 shares which Mr. Vorbrich has the right to acquire within 60 days upon the exercise of stock options, 2,674 shares held in a Section 401(k) defined contribution plan as of December 31, 1996 and 784 shares beneficially owned by Mr. Vorbrich and his spouse.

(11) Includes 7,400 shares held in a Section 401(k) defined contribution plan as of December 31, 1996.

(12) Includes 15,000 shares which Mrs. Wharton has the right to acquire within 60 days upon the exercise of stock options, 1,326 shares held in a Section 401(k) defined contribution plan as of December 31, 1996, 4,678 shares beneficially owned by Mrs. Wharton and her spouse and 450 shares beneficially owned in a custodial account for a minor child.

(13) Includes 135,000 shares which the executive officers have the right to acquire within 60 days upon the exercise of stock options, shares held in defined contribution plans as of December 31, 1996 and shares beneficially owned jointly with and individually by family members of directors and executive officers.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation for services in all capacities to the Company (including predecessor companies) and its subsidiaries for the fiscal years ended December 31, 1996, 1995 and 1994 of those persons who were (i) during the year ended December 31, 1996, the two members of the office of the chief executive officer (until July 1, 1996, when Mr. Bright assumed all responsibilities of such office for MidAmerican Energy Company) and (ii) at December 31, 1996, the other four most highly compensated executive officers of the Company ("named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM COMPENSATION (4)
                                                                                  --------------------------
                                                                                     AWARDS        PAYOUTS
                                             ANNUAL COMPENSATION                  -------------  -----------
                              --------------------------------------------------   SECURITIES       LTIP         ALL OTHER
          NAME AND                        SALARY      BONUS      OTHER ANNUAL      UNDERLYING      PAYOUTS     COMPENSATION
     PRINCIPAL POSITION         YEAR        ($)        ($)      COMPENSATION($)   OPTIONS(#)(2)      ($)          ($)(3)
----------------------------  ---------  ---------  ---------  -----------------  -------------  -----------  ---------------
Russell E. Christiansen ....       1996    475,000          0              0                0        --             37,358
  Chairman(1)                      1995    427,500    148,000         60,267          150,000        --             26,370
                                   1994    415,000          0              0                0        --             26,370
Stanley J. Bright ..........       1996    443,750          0              0                0        --             28,845
  President and Chief              1995    356,000    105,000         53,525          150,000        --              5,850
  Executive Officer(1)             1994    300,800     45,120              0                0        --             31,452
Ronald W. Stepien ..........       1996    198,333          0              0           20,000        --             11,136
  Executive Vice                   1995    176,000     33,900         13,500           40,000        --              4,584
  President                        1994    155,750     15,600              0                0        --              4,469
Lynn K. Vorbrich ...........       1996    248,333          0              0                0        --             15,457
  Executive Vice                   1995    241,500     67,850         21,482           60,000        --             11,083
  President                        1994    238,000          0              0                0        --             11,083
Stephen E. Shelton .........       1996    217,083          0              0           40,000        --             10,503
  Senior Vice President            1995    223,083     42,538              0                0        --              5,880
                                   1994    206,000     20,600              0                0        --             30,278
Beverly A. Wharton .........       1996    218,333          0              0                0        --              8,050
  Senior Vice President            1995    191,450     56,550              0           60,000        --              4,918
                                   1994    173,000          0              0                0        --              4,918

------------------------
(1) On July 1, 1996 Mr. Christiansen, then serving as Chairman and Chairman of the Office of the Chief Executive Officer of MidAmerican Energy Company, became Chairman, and Mr. Bright, who was serving as President and President of the Office of the Chief Executive Officer, became President and Chief Executive Officer.

(2) Consists of options granted pursuant to the 1995 Long-Term Incentive Plan.

(3) Amounts for 1996 consist of (i) contributions by the Company to defined contribution plans of $5,850 for each of Messrs. Bright and Stepien and Mrs. Wharton, $5,358 for Mr. Christiansen, $5,657 for Mr. Vorbrich and $4,898 for Mr. Shelton and (ii) $32,000, $22,995, $9,800, $5,286 and $5,605 for Messrs.
    Christiansen, Bright, Vorbrich, Stepien and Shelton, respectively, and $2,200 for Mrs. Wharton for supplemental life insurance.

(4) As of December 31, 1996, Messrs. Christiansen, Bright, Stepien, Vorbrich and Shelton and Mrs. Wharton held 27,150, 27,150, 6,677, 11,874, 8,051 and
    10,327 restricted shares of MidAmerican Common Stock, respectively, having a value of $431,006, $431,006, $105,997, $188,500, $127,810 and $163,941,
    respectively, based on the closing price of MidAmerican Common Stock at December 31, 1996. The restricted stock was granted as performance shares pursuant to the 1995 Long-Term Incentive Plan. See the "Compensation Committee Report on Executive Compensation" and the table of "Long-Term Incentive Plans-Awards in Last Fiscal Year."

                       OPTION GRANTS IN LAST FISCAL YEAR

INDIVIDUAL GRANTS(1)
--------------------------------------------------------------------------------------------------------
                                                  NUMBER OF      PERCENT OF
                                                 SECURITIES     TOTAL OPTIONS
                                                 UNDERLYING      GRANTED TO       EXERCISE                 GRANT DATE
                                                   OPTIONS        EMPLOYEES         PRICE     EXPIRATION  PRESENT VALUE
NAME                                             GRANTED (#)   IN FISCAL YEAR     ($/SHARE)      DATE        ($)(2)
-----------------------------------------------  -----------  -----------------  -----------  ----------  -------------
Russell E. Christiansen........................           0              0              n/a          n/a          n/a
Stanley J. Bright..............................           0              0              n/a          n/a          n/a
Ronald W. Stepien..............................      20,000             20%           15.75     10/30/06       29,600
Lynn K. Vorbrich...............................           0              0              n/a          n/a          n/a
Stephen E. Shelton.............................      40,000             40%           15.75     10/30/06       59,200
Beverly A. Wharton.............................           0              0              n/a          n/a          n/a

------------------------
(1) The options shown in the foregoing table were granted pursuant to the 1995 Long-Term Incentive Plan. The aggregate number of shares attributable to the 1996 grants is 100,000.

    The exercise price (the price the recipient must pay to purchase each share of MidAmerican Common Stock that is the subject of the option) is equal to the fair market value of MidAmerican Common Stock on the date of grant of the option. All options shown were granted on October 30, 1996 and reflect the closing price of MidAmerican Common Stock on that date. Options may be exercised during a period that begins one year after the date of grant and ends ten years after the date of the grant. During the exercise period the recipient of the option grant may exercise 25% of the total options granted after one year from the date of the grant, 50% after two years from the date of the grant, 75% after three years from the date of the grant and all of the options after four years from the date of the grant. Options become fully exercisable in the event of termination of employment with the Company by reason of disability, retirement at age 55 and after five years of service with the Company, death or a change in control as defined in the plan.

(2) The Black-Scholes Option Pricing Model was used to determine the grant date present value of the stock options granted in 1996 by the Company to the named executive officers. Under the Black-Scholes Option Pricing Model, the grant date present value of the stock options referred to in the table was $1.48.

    The ultimate values of the options will depend on the future market price of MidAmerican Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an option holder will realize upon exercise of an option will depend on the excess of the market price of MidAmerican Common Stock over the exercise price on the date the option is exercised.

    The material assumptions and adjustments incorporated in the model in estimating the value of the options include the following:

    - An exercise price of the option of $15.75, equal to the fair market value of the underlying stock on the date of the grant.

    - An option term of ten years.

    - An interest rate of 6.53% that represents the interest rate on a U.S. Treasury security on the date of the grant with a maturity date corresponding to that of the option term.

    - Volatility of 17.62% calculated using daily stock prices for the one-year period prior to the grant date.

    - Dividends at the rate of $1.20 per share representing the annualized dividends paid with respect to a share of MidAmerican Common Stock at the date of the grant.

                         FISCAL YEAR END OPTION VALUES

                                                                                NUMBER OF
                                                                                SECURITIES           VALUE OF
                                                                                UNDERLYING         UNEXERCISED
                                                                               UNEXERCISED         IN-THE-MONEY
                                                                                OPTIONS AT          OPTIONS AT
                                                                             FISCAL YEAR END     FISCAL YEAR END
                                                                                   (#)                ($)(1)
                                                                            ------------------  ------------------
                                                                               EXERCISABLE/        EXERCISABLE/
NAME                                                                          UNEXERCISABLE       UNEXERCISABLE
--------------------------------------------------------------------------  ------------------  ------------------
Russell E. Christiansen...................................................      37,500/112,500      51,563/154,688
Stanley J. Bright.........................................................      37,500/112,500      51,563/154,688
Ronald W. Stepien.........................................................      10,000/ 50,000      13,750/ 43,750
Lynn K. Vorbrich..........................................................      15,000/ 45,000      20,625/ 61,875
Stephen E. Shelton........................................................           0/ 40,000           0/  5,000
Beverly A. Wharton........................................................      15,000/ 45,000      20,625/ 61,875

------------------------
(1) Based on the closing price of MidAmerican Common Stock at December 31, 1996 of $15.875 per share. See footnote (1) to the Option Grants in Last Fiscal Year table.

             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                                                                                                PERFORMANCE OR
                                                                           NUMBER OF SHARES,  OTHER PERIOD UNTIL
                                                                            UNITS OR OTHER       MATURATION OR
NAME                                                                         RIGHTS(#)(1)           PAYOUT
-------------------------------------------------------------------------  -----------------  -------------------
Russell E. Christiansen..................................................         13,475             6/30/99
Stanley J. Bright........................................................         13,475             6/30/99
Ronald W. Stepien........................................................          3,200             6/30/99
Lynn K. Vorbrich.........................................................          5,583             6/30/99
Stephen E. Shelton.......................................................          3,651             6/30/99
Beverly A. Wharton.......................................................          4,857             6/30/99

------------------------
(1) The restricted stock awards shown in the foregoing table were made pursuant to the 1995 Long-Term Incentive Plan and are subject to achievement of specific performance measures during a three-year performance period ending June 30, 1999. During this performance period, the holder of the restricted stock will be entitled to receive the dividends on the restricted stock and vote the stock; however, the stock will not be vested until the achievement of the performance measures. A participant whose employment is terminated due to retirement will receive a PRO RATA portion of such participant's total award based on the participant's service as an employee during the performance period or as otherwise determined by the Board of Directors in its sole discretion. The performance shares will vest, however, in the event of termination of employment with the Company by reason of disability, death or a change in control as defined in the plan. See the "Compensation Committee Report on Executive Compensation" for a discussion of the restricted stock awards.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors has furnished the following report on executive compensation.

    The Compensation Committee is comprised of directors who are not current or former officers or employees of the Company or any of its subsidiaries. The Committee has the following responsibilities:

    - Review and recommend to the Board of Directors the election of officers of the Company annually and at such other times as may be recommended by the Chief Executive Officer of the Company.

    - Formally review not less than annually the performance of the Chief Executive Officer, the President and other designated senior officers and recommend to the Board of Directors the criteria to be used in determining senior management compensation. The Compensation Committee shall recommend all elements of compensation, including base salary, annual and long-term incentive award opportunities, for each of the senior officers, including the Chief Executive Officer, for approval by the Board of Directors.

    - Review and recommend to the Board of Directors the adoption of and significant amendments to all nonqualified compensation plans, including annual and long-term incentive compensation, stock option, supplemental retirement and deferred compensation plans.

    - Review and approve all elements of compensation, including base salary, annual and long-term incentive award opportunities, for all officers of the Company other than senior officers.

    - Periodically review plans for management development and succession to assure proficiency and continuity in the Company's management.

    The Company has adopted a compensation policy which is designed to compensate management with salary, incentives and benefits at the top quartile level commensurate with top quartile performance of the Company as compared to utility companies. The measurement of top quartile performance is in terms of total shareholder return as discussed in this report. Company performance that does not achieve top quartile performance will not result in management compensation at top quartile levels. Comparative utility companies consist of electric, gas and combination utilities that are members of utility industry associations, some of which may also be included in the published industry index referenced in the shareholder return performance graph. The industry index referenced in the shareholder return performance graph is the Dow Jones Utilities Index which consists of 15 public utility companies, many of which are larger than MidAmerican in terms of revenues and assets. In order to provide a broad comparison of utility industry compensation, the Committee annually reviews one or more of the compensation surveys (some utilities may appear on more than one survey) made available by the Edison Electric Institute (approximately 115 surveyed utility companies), the American Gas Association (approximately 95 surveyed utility companies) and the Company's compensation consultant (approximately 25 surveyed utility companies).

    Incentive plans and performance review processes are intended to encourage and reward outstanding performance at the top quartile level. In addition to aligning compensation levels with the Company's performance in terms of shareholder value, the compensation policy and the goals set for incentive plans are designed to attract and retain highly qualified and capable executives. As a result, the policy places a portion, ranging from approximately one-fourth to one-half, of total compensation at risk in recognition of the importance placed on increasing shareholder value.

    The Committee has established a policy of annually reviewing executive compensation for the purpose of determining base salaries for the next year. As part of its review, the Committee evaluates overall corporate performance, including earnings, comparative utility and general industry compensation levels and salary recommendations made by the Chief Executive Officer. The Committee then recommends base salaries to the Board of Directors for the senior officers of the Company and approves such salaries for all other officers. The Committee also sets targets and goals for the annual and long-term incentive compensation plans and evaluates the attainment of these targets and goals in order to determine the level of incentive awards to be made, if any.

    BASE SALARIES. Base salaries for the named executive officers are targeted at the midpoint of the applicable salary band which has a one hundred percentage point range between the band minimum and the band maximum. The midpoint of the salary band is determined by taking the average of competitive market data available in the utility industry for comparative companies, including companies having nonregulated operations, as determined through compensation surveys prepared by utility industry associations and the Company's compensation consultant. While it is the policy of the Company to use the salary band midpoint as the target for annual salary levels, individual and business unit performance are also considered in determining actual base salaries.

    Base salaries for the named executive officers were adjusted effective January 1, 1996. Base salaries for the named executive officers, except for Messrs. Christiansen and Bright, were also adjusted effective November 1, 1996 in recognition of the greater responsibilities of each resulting from a restructuring of the Company's operations designed to better position the Company for a more competitive environment. It is not expected that general base salary adjustments for the named executive officers will be made between November 1, 1996 and December 31, 1997.

    ANNUAL INCENTIVE COMPENSATION. In 1995, the Company adopted a Key Employee Short-Term Incentive Compensation Plan for key employees, including the named executive officers. Since threshold corporate performance goals pertaining to corporate earnings growth for 1996 were not achieved, no awards under the plan were made to plan participants, including Messrs. Christiansen and Bright and the other named executive officers, for the year 1996.

    LONG-TERM INCENTIVE COMPENSATION. The 1995 Long-Term Incentive Plan was adopted by the Board of Directors in 1995 and approved by the shareholders in April 1996. Under the plan, officers and other key employees, including the named executive officers, may be awarded incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, bonus stock and performance shares, individually or in combination, upon the achievement of specific performance measures. Upon the recommendation of the Committee, the Board of Directors approved the grant of stock options to the named executive officers in the amounts shown in the table of Option Grants for the Fiscal Year. Stock options were granted to Messrs. Stepien and Shelton in recognition of increased responsibilities associated with their election to senior officer positions. In addition, the Committee recommended and the Board of Directors approved the grant of restricted shares of MidAmerican Common Stock to the named executive officers in the amounts shown on the table of Long-Term Incentive Plan Awards for the performance period ending June 30, 1999. Under the plan, it is contemplated that restricted stock will be granted at the beginning of each three-year performance period; however, the shares are not earned or distributed to the participant unless the performance targets for that period have been met. The performance target for this performance period is a total shareholder return (as measured by growth in stock price and dividends) by the Company that is in the top quartile of electric and combination gas and electric utilities included in the Value Line Investment Survey. During the performance period, the participant has the right to vote the shares and receive dividends thereon.

CHIEF EXECUTIVE OFFICERS' COMPENSATION

    Although the minimum base salary for each of Mr. Christiansen, Chairman, and Mr. Bright, President and Chief Executive Officer, is specified by their respective employment contracts, their total compensation, including base salary and annual and long-term incentive compensation, is determined by the Board of Directors upon the recommendation of the Committee in accordance with the policies described above. The measures of the Company's performance upon which each of Messrs. Christiansen's and Bright's total 1996 compensation was based were the achievement of certain financial goals, including total shareholder return and earnings per share, the effective management of issues related to the restructuring of the Company's regulated and nonregulated operations in preparation for a more competitive environment, including the formation of a holding company and the disposition of non-core assets, and overall leadership of the Company.

    Messrs. Christiansen and Bright received 1996 base salary adjustments of eighteen and three-quarters percent and seventeen and four-fifths percent, respectively, in recognition of the effective management of transition issues related to the merger of Iowa-Illinois and Midwest Resources in 1995 and the corresponding realization of cost saving measures expected to yield approximately $50 million annually. Mr. Christiansen, Chairman of the Company, also served as Chairman of the Office of the Chief Executive Officer of MidAmerican Energy Company until July 1, 1996. On July 1, 1996 Mr. Bright, President, and formerly President of the Office of the Chief Executive Officer, assumed all duties of Chief Executive Officer and, in accordance with his employment agreement and in recognition of the increased responsibilities associated with the position, received an increase in base salary to a level commensurate with that of Mr. Christiansen.

    As stated above, neither Mr. Christiansen nor Mr. Bright received annual incentive awards since the 1996 corporate performance goals relating to shareholder return and earnings per share were not achieved.

    Each of Messrs. Christiansen and Bright received awards of restricted shares of MidAmerican Common Stock in 1996 in the respective amounts disclosed in the table of Long-Term Incentive Plans-Awards in Last Fiscal Year. These awards were made pursuant to the 1995 Long-Term Incentive Plan and in accordance with the Company's executive compensation policy of more closely aligning executive compensation with shareholder value. The restricted stock awards are subject to the achievement of the total shareholder return performance goal at the end of the three-year performance period. Neither Mr. Christiansen nor Mr. Bright received an award of stock options in 1996.

    The Committee believes that executive compensation for 1996 reflects its policy of aligning executive compensation with an enhanced shareholder value and ensuring that the Company's goals and performance are consistent with the interests of the shareholders.

                             COMPENSATION COMMITTEE
                             J. W. Eugster, Chair
                             N. L. Seifert, Vice Chair
                             R. A. Burnett (retiring as a director in 1997)
                             J. W. Colloton
                             M. Foster, Jr.
                             J. M. Hoak, Jr.

SHAREHOLDER RETURN PERFORMANCE GRAPH

    The following is a line graph comparing the yearly change in the cumulative total shareholder return on MidAmerican Common Stock to the cumulative total return of the S&P 500 Index and the Dow Jones Utilities Index (which does not include the Company) for the five-year period commencing December 31, 1991 and ending December 31, 1996.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
         AMONG MIDAMERICAN ENERGY HOLDINGS COMPANY, THE S & P 500 INDEX
                   AND THE DOW JONES UTILITIES AVERAGE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MIDAMERICAN ENERGY HOLDINGS COMPANY          S&P 500      DOW JONES UTILITIES AVERAGE
Dec-91                                                  100        100                                 100
Dec-92                                                   88        108                                 104
Dec-93                                                  106        118                                 114
Dec-94                                                   89        120                                  97
Dec-95                                                  119        165                                 128
Dec-96                                                  121        203                                 139

    *Assumes that the value of the investment in MidAmerican Common Stock and each index was $100 on December 31, 1991 and that all dividends were reinvested. Information shown for the Company prior to July 1, 1995 is a pro forma calculation based on an investment in each of the predecessor companies amounting to $56 for Midwest Resources and $44 for Iowa-Illinois on December 31, 1991.

RETIREMENT PLANS

    The Company maintains a Supplemental Retirement Plan for Designated Officers ("Supplemental Plan") to provide additional retirement benefits to designated participants, as determined by the Board of Directors. Messrs. Christiansen, Bright, Shelton, Stepien and Vorbrich and Mrs. Wharton are participants in the Supplemental Plan. The Supplemental Plan provides retirement benefits up to sixty-five percent of a participant's Total Cash Compensation in effect immediately prior to retirement. "Total Cash Compensation" means the highest amount payable to a participant as annual base salary during the five years immediately prior to retirement plus the average of the participant's last three years' awards under an annual incentive bonus program. Participants must be credited with five years service in order to be eligible to receive benefits under the Supplemental Plan. Each of the named executive officers has or will have five years of credited service with the Company as of their respective normal retirement age and will be eligible to receive benefits under the Supplemental Plan. A participant who elects early retirement is entitled to reduced benefits under the Supplemental Plan.

A survivor benefit is payable to a surviving spouse under the Supplemental Plan. Benefits from the Supplemental Plan will be paid out of general corporate funds, however, the Company, through a rabbi trust, maintains life insurance on the participants in amounts expected to be sufficient to fund the after-tax cost of the projected benefits. Deferred compensation is considered part of the salary covered by the Supplemental Plan.

    The supplemental retirement benefit will be reduced by the amount of the participant's regular retirement benefit under the MidAmerican Energy Company Cash Balance Retirement Plan ("MidAmerican Retirement Plan") which became effective January 1, 1997, and by benefits under the Iowa-Illinois Gas and Electric Company Supplemental Retirement Plan ("Iowa-Illinois Supplemental Plan"), the Midwest Resources Inc. Supplemental Executive Retirement Plan ("MWR Supplemental Plan") or the Iowa Resources Inc. and Subsidiaries Supplemental Retirement Income Plan ("IOR Supplemental Plan"), as applicable.

    The MidAmerican Retirement Plan replaces retirement plans of predecessor companies which were structured as traditional, defined benefit plans. Under the MidAmerican Retirement Plan, each participant has an account, for record keeping purposes only, to which credits are allocated each payroll period based upon a percentage of the participant's salary paid in the current pay period. In addition, all balances in the accounts of participants earn a fixed rate of interest which is credited annually. The interest rate for a particular year is based on the one-year U. S. Treasury Bill plus one percentage point. At retirement or other termination of employment, an amount equal to the vested balance then credited to the account is payable to the participant in the form of a lump sum or a form of annuity for the entire benefit under the MidAmerican Retirement Plan.

    The Iowa-Illinois Supplemental Plan provides for retirement benefits equal to sixty-five percent of a participant's highest annual total cash compensation during the three years prior to retirement reduced by the participant's MidAmerican Retirement Plan benefit. A participant who elects early retirement is entitled to reduced benefits under the plan. A survivor benefit is payable to a surviving spouse. Deferred compensation is considered a part of salary covered by the Iowa-Illinois Supplemental Plan.

    The MWR Supplemental Plan provides a participant, upon retirement at age 65 with thirty or more years of service, an annual retirement benefit equal to sixty percent of final average annual earnings which is defined as the average of salary plus bonus for the five highest consecutive years during the participant's employment with the Company. A participant who elects early retirement is entitled to reduced benefits under the plan. A survivor benefit is payable to a surviving spouse. Deferred compensation is considered a part of salary covered by the MWR Supplemental Plan.

    Part A of the IOR Supplemental Plan provides retirement benefits up to sixty-five percent of a participant's highest annual salary during the five years prior to retirement reduced by the participant's MidAmerican Retirement Plan benefit. The percentage applied is based on years of credited service. A participant who elects early retirement is entitled to reduced benefits under the plan. A survivor benefit is payable to a surviving spouse. Benefits are adjusted annually for inflation. Part B of the IOR Supplemental Plan provides that an additional one hundred-fifty percent of annual salary is to be paid out to participants at the rate of ten percent per year over fifteen years, except in the event of a participant's death, in which event the unpaid balance would be paid to the participant's beneficiary or estate. Deferred compensation is considered part of the salary covered by the IOR Supplemental Plan.

    The table below shows the estimated aggregate annual benefits payable under the Supplemental Plan and the MidAmerican Retirement Plan. The amounts exclude Social Security and are based on a straight life annuity and retirement at ages 55, 60 and 65. Federal law limits the amount of benefits payable to an individual through the tax qualified defined benefit and contribution plans, and benefits exceeding such limitation are payable under the Supplemental Plan.

                               PENSION PLAN TABLE

                         ESTIMATED ANNUAL BENEFIT
                   -------------------------------------
   TOTAL CASH                AGE AT RETIREMENT
  COMPENSATION     -------------------------------------
  AT RETIREMENT        55           60           65
-----------------  -----------  -----------  -----------
200$,000.......    $   110,000  $   120,000  $   130,000
       250,000         137,500      150,000      162,500
       300,000         165,000      180,000      195,000
       350,000         192,500      210,000      227,500
       400,000         220,000      240,000      260,000
       450,000         247,500      270,000      292,500
       500,000         275,000      300,000      325,000
       550,000         302,500      330,000      357,500
       600,000         330,000      360,000      390,000
       650,000         357,500      390,000      422,500
       700,000         385,000      420,000      455,000
       750,000         412,500      450,000      487,500

EMPLOYMENT AGREEMENTS

    On December 1, 1996, the Employment Agreements between Messrs. Christiansen and Bright and the Company became effective. Pursuant to his Employment Agreement, Mr. Christiansen serves as Chairman of the Board of Directors of the Company until May 31, 1997. For a three year period commencing June 1, 1997, Mr. Christiansen will serve as a consultant to the Company.

    Pursuant to his Employment Agreement, Mr. Bright serves as President and Chief Executive Officer of the Company. Commencing on June 1, 1997 and until July 1, 2000, Mr. Bright will serve as Chairman of the Board of Directors and Chief Executive Officer of the Company.

    The Employment Agreements provide that the Company may terminate the employment of either Mr. Christiansen or Mr. Bright (i) in the event of a breach of the respective Employment Agreement in any material respect as determined by the vote of not less than two-thirds of the entire Board of Directors of the Company, (ii) for cause as determined by an affirmative vote of not less than two-thirds of the entire Board of Directors of the Company or (iii) upon the affirmative vote of not less than two-thirds of the entire Board of Directors of the Company, provided that in the case of (iii), the Company will be obligated to make all salary and bonus payments and to provide all benefits specified in the Employment Agreement through the end of the Employment Agreement's term, notwithstanding its termination.

    The Employment Agreements provide that Messrs. Christiansen and Bright are to receive annual base salaries of not less than $400,000 and $350,000, respectively, executive officer benefits and management bonuses based on the achievement of corporate goals and objectives. In addition to executive officer benefits, Mr. Christiansen is to receive annual compensation of $50,000 for his service as a consultant during the consulting period.

    If either of Messrs. Christiansen's or Bright's employment is terminated for cause or due to breach of his respective Employment Agreement, he will receive earned and unpaid salary accrued through the end of the month in which such termination occurs. In the event of their death during the term of their respective Employment Agreements, salary payments will terminate on the date death benefits are made available to their respective beneficiaries under the Company's benefit plans.

    In addition to Mr. Christiansen's Employment Agreement, an agreement between a predecessor company and Mr. Christiansen remains in effect. That agreement provides for certain benefits in the event of a termination of employment other than for cause within five years following a change in control which is defined as (i) the public announcement or commencement of a tender offer by another entity of 20% or more of the Company's outstanding common stock, (ii) shareholder approval of a merger in which the Company is not the surviving corporation or which results in the Company shareholders owning less than a majority of the voting securities of the surviving corporation, (iii) the sale, lease or transfer of all or substantially all of the assets of the Company or (iv) a change in the majority of the members of the Board of Directors within any 24 month period. The merger creating MidAmerican Energy Company in 1995 did not constitute a change in control for which Mr. Christiansen may receive benefits under the agreement if he terminates his employment or his employment is terminated without cause.

    As part of the termination benefits, Mr. Christiansen may elect to either
(i) continue to receive his Base Salary (which means the higher of his monthly rate of pay for the month immediately preceding termination or his twelve month average rate of pay) and benefits until age 62 and then the greater of the retirement benefits available to the person in his former position or those available to him at the time of termination or (ii) receive a present value lump sum payment for such period net of any excise tax equal to his Base Salary and benefits with the continuation of health and life insurance and disability coverage. In the event his employment is terminated after five years following a change in control but before age 62, Mr. Christiansen is entitled to all available benefits and a trust will be established for payment of benefits under the applicable supplemental executive retirement plan without reduction for early retirement. During the first six months following a change in control, Mr. Christiansen may terminate his employment and receive all available benefits for three years or until the sum of such benefits would cause the imposition of an excise tax. Mr. Christiansen would also be entitled to reimbursement of certain legal expenses to enforce this agreement. In exchange for such benefits, Mr. Christiansen has agreed not to disclose any proprietary information or undertake any activity competing with or resulting in material economic damage to the Company.

    The MidAmerican Energy Company Severance Plan, adopted July 1, 1995 (the "Severance Plan") provides Severance Benefits (as hereinafter defined) for ten specified officers, five of whom were each officers of Midwest Resources or Midwest Power Systems Inc., a predecessor company, and Iowa-Illinois (collectively, the "Specified Officers"), for a two year period ending on July 1, 1997 (the "Term"), if such Specified Officer incurs a Qualifying Termination. Each of the named executive officers, except for Messrs. Christiansen and Bright, are covered by the Severance Plan. A Qualifying Termination means a termination of employment of a Specified Officer occurring within the Term either (i) involuntarily for any reason (except in the instance of a felony) or
(ii) voluntarily if the Specified Officer has furnished the President of the Company with six months prior written notice of the intent to voluntarily terminate employment. Termination of employment due, in whole or in part, to the commission of a felony by a Specified Officer will not constitute a Qualifying Termination under the Severance Plan. All Severance Benefits (as hereinafter defined) for a Specified Officer charged with a felony will be suspended until such time as a felony charge is finally disposed. Conviction of a felony or a plea of no contest to a felony will be sufficient to disqualify the Specified Officer for Severance Benefits.

    "Severance Benefits" under the Severance Plan include: (i) an amount equal to two times the Specified Officer's highest Total Cash Compensation (defined as annual salary plus bonus) payable in a lump sum on the effective date of the Qualifying Termination; (ii) the Specified Officer's accrued vacation pay through the effective date of the Qualifying Termination, payable in a lump sum on such date; (iii) continuation of the welfare benefits of health insurance, disability insurance and group term life insurance for a period of 24 full calendar months after the effective date of the Qualifying Termination; and (iv) standard outplacement services for a period of 24 full calendar months after the effective date of the Qualifying Termination. In addition, Specified Officers are eligible to receive a cash "gross-up" payment equal to the federal excise tax, if any, due on the total severance package.

    Iowa-Illinois maintained a severance plan ("Iowa-Illinois Severance Plan") for ten named officers ("Designated Officer") who are entitled to receive Severance Benefits (as hereinafter defined), if a Qualifying Termination (as hereinafter defined) occurs within 24 full calendar months after a Change in Control (as hereinafter defined). Messrs. Bright, Shelton and Stepien are Designated Officers.

    A "Change in Control" means either (i) the closing date of the restructuring of Iowa-Illinois as a result of a merger, consolidation, takeover or reorganization unless at least 60% of the members of the board of directors of the corporation resulting from such merger, consolidation, takeover or reorganization were members of the incumbent Iowa-Illinois Board of Directors; or (ii) the occurrence of any other event that is designated as being a "Change in Control" by a majority vote of the incumbent Iowa-Illinois Board of Directors who are not also employees of Iowa-Illinois. The merger creating MidAmerican Energy Company on July 1, 1995 constituted a Change in Control within the meaning of the Iowa-Illinois Severance Plan.

    A "Qualifying Termination" occurs when a Designated Officer's employment with Iowa-Illinois, or any of its subsidiaries, or the corporation which results from such Change in Control, is terminated either (a) involuntarily for any reason; or (b) voluntarily, provided that the Designated Officer shall have furnished to the President of such corporation six full months prior written notice of the intent to voluntarily terminate employment.

    "Severance Benefits" include (i) an amount equal to two times the Designated Officer's highest Total Cash Compensation (defined as annual salary and bonus), to be paid in a lump sum on the effective date of his/her Qualifying Termination; and (ii) the Designated Officer's accrued vacation pay through the effective date of the Qualifying Termination of such Designated Officer to be paid in a lump sum on the effective date of such Qualifying Termination; and
(iii) a continuation of the welfare benefits of health insurance, disability insurance, and group term life insurance for 24 full calendar months after the effective date of the Designated Officer's Qualifying Termination, at the same premium cost and at the same coverage level as in effect on such effective date; and (iv) standard outplacement services from a nationally recognized firm of the Designated Officer's selection for a period up to 24 full calendar months after the effective date of the Designated Officer's Qualifying Termination or until such Designated Officer obtains subsequent employment, whichever period is less. The cost of such services shall not exceed 20% of the Designated Officer's Total Cash Compensation. In addition, Designated Officers are eligible to receive a cash "gross-up" payment equal to federal excise tax, if any, due on the total severance package.

    Designated Officers must elect between payment under the Iowa-Illinois Severance Plan or the Company Severance Plan in the event of a termination of employment.

    On November 1, 1996, the MidAmerican Energy Company Severance Plan for Specified Officers (the "MidAmerican Plan") became effective. The MidAmerican Plan provides for MidAmerican Severance Benefits (as defined hereinafter) to those eligible participants in the Severance Plan who agree to the waiver and release of their Severance Benefits under the Severance Plan and, if applicable, the Iowa-Illinois Severance Plan. Under the MidAmerican Plan, a Qualifying Termination means a termination of employment of a Specified Officer either (i) involuntarily for any reason (except in the instance of a felony) or (ii) voluntarily within 24 months after a Change in Control (defined hereinafter), should a Specified Officer's (a) job reporting location be changed by more than 30 miles, (b) total cash compensation opportunity be reduced or (c) duties and responsibilities be substantially reduced. Termination of employment due, in whole or in part, to the commission of a felony by a Specified Officer will not constitute a Qualifying Termination under the MidAmerican Plan. All MidAmerican Severance Benefits for a Specified Officer charged with a felony will be suspended until such time as a felony charge is finally disposed. Conviction of a felony will be sufficient to disqualify the Specified Officer for MidAmerican Severance Benefits. A plea of no contest to a felony will not be sufficient to disqualify the Specified Officer for MidAmerican Severance Benefits.

    A "Change in Control" means either (i) the closing date of the restructuring of the Company as a result of a merger, consolidation, takeover or reorganization unless at least 60% of the members of the board of directors of the Company resulting from such merger, consolidation, takeover or reorganization were members of the incumbent MidAmerican Board of Directors; or
(ii) any occurrence or any other event that is designated as being a "Change in Control" by a majority vote of the incumbent MidAmerican Board of Directors who are not also employees of MidAmerican.

    "MidAmerican Severance Benefits" under the MidAmerican Plan include: (i) an amount equal to two times the Specified Officer's highest Total Cash Compensation (defined as annual salary plus bonus) payable in a lump sum on the effective date of the Qualifying Termination; (ii) the Specified Officer's accrued vacation pay through the effective date of the Qualifying Termination, payable in a lump sum on such date; (iii) continuation of the welfare benefits of health insurance, disability insurance and group term life insurance for a period of 24 full calendar months after the effective date of the Qualifying Termination, and (iv) standard outplacement services for a period of 24 full calendar months after the effective date of the Qualifying Termination (the cost of such services not to exceed 20% of the Specified Officer's Total Cash Compensation). In addition, Specified Officers are eligible to receive a cash "gross-up" payment equal to the federal excise tax, if any, due on the total severance package.

    In consideration of the waiver and release of the right to receive any prior Severance Benefits, the Company agreed to an irrevocable grant of three years additional service or age for the purpose of determining benefits under the Supplemental Plan and a phantom stock retention bonus equal to one year's annual base salary in effect on November 1, 1996 to vest in three equal installments on each January 1 commencing in 1998 and conditioned upon the continued employment of the eligible participant on such dates. Of the eligible participants who are named executive officers, Mr. Stepien and Mrs. Wharton have agreed to the waiver and release.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP, accountants and auditors, have examined the books, accounts and records of the Company for the year 1996 and have rendered their auditors' report thereon. A representative of Arthur Andersen LLP is expected to be present at the annual meeting with the opportunity to make a statement if so desired and to be available to respond to appropriate questions. The Board of Directors has not yet selected an independent public accountant for fiscal year 1997, pending completion of a review process by the Audit Committee.

                           1998 SHAREHOLDER PROPOSALS

    In order for proposals of MidAmerican Energy Holdings Company Common Shareholders intended to be presented at the annual meeting of shareholders to be held in 1998 to be considered for inclusion in the MidAmerican Energy Holdings Company Proxy Statement and form of proxy relating to that meeting, such proposals must be received by the Company on or before November 18, 1997. Proposals should be sent to the Corporate Secretary, MidAmerican Energy Holdings Company, P.O. Box 657, Des Moines, Iowa 50303-0657.

    MidAmerican's Bylaws establish advance notice procedures as to business to be brought before an annual meeting of shareholders other than by or at the direction of the Board of Directors. A shareholder may bring business before an annual meeting only by delivering notice to the Company 120 days in advance of such meeting, or if less than 120 days disclosure of the meeting date is provided, not later than the seventh day following the date such disclosure of the meeting date is made. Such notice must include a description of and the reasons for bringing the proposed business before the meeting, any material interest of the shareholder in such business and certain other information about the shareholder. The 1998 annual meeting of shareholders is expected to be held on April 29, 1998. A shareholder proposal intended to be brought before the 1998 annual meeting must be received on or prior to December 31, 1997.

    These requirements are separate and apart from and in addition to the Securities and Exchange Commission's ("SEC") requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement pursuant to SEC Rule 14a-8. Any shareholder who wishes to take such action should obtain a copy of these Bylaws and may do so by written request addressed to the Corporate Secretary of the Company at the address listed above.

                                 OTHER MATTERS

    The audited financial statements of MidAmerican Energy Holdings Company for the year ended December 31, 1996 are included as Appendix A to this Proxy Statement. Additional copies of such financial information will be mailed to any shareholder upon request. COPIES OF MIDAMERICAN ENERGY HOLDINGS COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE AVAILABLE TO SHAREHOLDERS UPON REQUEST AND WITHOUT CHARGE AFTER ITS FILING WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR BEFORE MARCH 31, 1997.

    The Board of Directors does not know of any other matter to be presented at the meeting. If, however, any other matter properly comes before the meeting, it is the intention of the persons named in the proxies to vote thereon in accordance with their judgment.

                                          By Order of the Board of Directors

                                          Paul J. Leighton
                                          VICE PRESIDENT AND CORPORATE SECRETARY

Des Moines, Iowa
March 14, 1997

                                                                      APPENDIX A

                                     [LOGO]

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                           1996 FINANCIAL INFORMATION

                            ------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Management's Discussion and Analysis......................................   A-1
Consolidated Statements of Income.........................................  A-16
Consolidated Balance Sheets...............................................  A-17
Consolidated Statements of Cash Flows.....................................  A-18
Consolidated Statements of Capitalization.................................  A-19
Consolidated Statements of Retained Earnings..............................  A-21
Notes to Consolidated Financial Statements................................  A-22
Report of Management......................................................  A-44
Report of Independent Public Accountants..................................  A-45
Selected Consolidated Financial Data......................................  A-46

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS
                                  INTRODUCTION

COMPANY STRUCTURE

    MidAmerican Energy Holdings Company (Holdings or the Company), is an exempt public utility holding company headquartered in Des Moines, Iowa. Effective December 1, 1996, Holdings became the parent company of MidAmerican Energy Company (MidAmerican), MidAmerican Capital Company (MidAmerican Capital) and Midwest Capital Group, Inc. (Midwest Capital). Prior to December 1, 1996, MidAmerican Capital and Midwest Capital were subsidiaries of MidAmerican.

    MidAmerican was formed on July 1, 1995, as a result of the merger (the merger) of Iowa-Illinois Gas and Electric Company, Midwest Resources Inc. (Resources) and Midwest Power Systems Inc., the utility subsidiary of Resources.

    MidAmerican is a public utility with electric and natural gas operations and is the principal subsidiary of Holdings. MidAmerican Capital (formerly InterCoast Energy Company), discussed below, and Midwest Capital are Holdings' nonregulated subsidiaries. Midwest Capital functions as a regional business development company in MidAmerican's utility service territory.

    During the second quarter of 1996, the Company restructured one of its nonregulated subsidiaries, the former InterCoast Energy Company, and changed the subsidiary's name to MidAmerican Capital Company. In addition, the Company formed a new subsidiary under MidAmerican Capital, named InterCoast Energy Company (InterCoast). The new InterCoast had as its subsidiaries the Company's wholesale nonregulated energy companies, including InterCoast Oil and Gas Company, formerly named Medallion Production Company. MidAmerican Capital retained as direct subsidiaries the rail service businesses, the marketable securities and passive investment activities, and a nonregulated retail natural gas subsidiary.

DESCRIPTION OF FINANCIAL STATEMENTS AND
MANAGEMENT'S DISCUSSION AND ANALYSIS

    The merger is accounted for as a pooling-of-interests, and the consolidated financial statements are presented as if the merger occurred as of the beginning of the earliest period presented. Portions of the following discussion provide information related to material changes in the financial condition and results of operations of Holdings and MidAmerican for the periods presented based on the combined historical information of the predecessor companies. It is not necessarily indicative of what would have occurred had the predecessor companies actually merged at the beginning of the earliest period.

    The information presented in this management's discussion and analysis addresses the financial condition and results of operations of Holdings and MidAmerican. Information related to MidAmerican also relates to Holdings. Information related to MidAmerican Capital and Midwest Capital pertains only to the discussion of the financial condition and results of operations of Holdings. To the extent necessary, certain discussions have been segregated to allow the reader to identify information applicable only to Holdings.

DISCONTINUED OPERATIONS
HOLDINGS:

    The Company is redeploying certain of its nonregulated investments as part of its strategy of becoming a leading regional provider of energy and complementary services. As discussed below, the Company discontinued some of its nonregulated operations during the second half of 1996. The related income or loss from operations and the anticipated losses on disposal are reflected as discontinued operations in each of the periods presented in the Consolidated Statements of Income. Also included in discontinued operations in the Consolidated Statements of Income are amounts related to the Company's construction subsidiaries which were discontinued in 1994. Net assets of the discontinued operations are separately presented in the Consolidated Balance Sheets as Investment in Discontinued Operations.

    In the fourth quarter of 1996, the Company and KCS Energy, Inc. (KCS) of Edison, New Jersey, signed a definitive agreement to sell a portion of the Company's nonregulated operations to KCS for $210 million in cash and 435,000 warrants to purchase KCS common stock. The sale, which included the Company's oil and gas exploration and development operations, was completed in January 1997. The Company recorded an after-tax loss of $7.1 million for the transaction in 1996.

    The Company also intends to divest a subsidiary that developed and continues to operate a computerized information system facilitating real-time exchange of power in the electric industry. The Company expects the disposition to occur during the first half of 1997 and, accordingly, recorded a $4.0 million anticipated after-tax loss on disposal of those operations in September 1996.

MIDAMERICAN:

    MidAmerican received $15.3 million in cash in 1996 as final settlement for the sale of a former coal mining subsidiary which was reflected as discontinued operations in 1982 by one of MidAmerican's predecessors. The final settlement included reacquisition by the buyer of preferred equity issued to MidAmerican and the settlement of reclamation reserves. MidAmerican recorded an after-tax loss on disposal of $3.3 million for the transaction in September 1996. This transaction is included in discontinued operations in the consolidated financial statements of Holdings.

FORWARD-LOOKING STATEMENTS

    From time to time, the Company or one of its subsidiaries individually may make forward-looking statements within the meaning of the federal securities laws that involve judgments, assumptions and other uncertainties beyond the control of the Company or any of its subsidiaries individually. These forward-looking statements may include, among others, statements concerning revenue and cost trends, cost recovery, cost reduction strategies and anticipated outcomes, pricing strategies, changes in the utility industry, planned capital expenditures, financing needs and availability, statements of the Company's expectations, beliefs, future plans and strategies, anticipated events or trends and similar comments concerning matters that are not historical facts. Investors and other users of the forward-looking statements are cautioned that such statements are not a guarantee of future performance of the Company and that such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. Some, but not all, of the risks and uncertainties include weather effects on sales and revenues, competitive factors, general economic conditions in the Company's service territory and federal and state regulatory actions.

                             RESULTS OF OPERATIONS

EARNINGS

    The following tables provide a summary of the earnings contributions of the Company's operations for each of the periods presented:

                                                      1996       1995       1994
                                                    ---------  ---------  ---------

Earnings (in millions)
  Continuing operations
    Electric utility..............................  $   122.7  $   111.9  $    96.1
    Gas utility...................................       32.0       12.6       14.5
                                                    ---------  ---------  ---------
      Utility.....................................      154.7      124.5      110.6
    Nonregulated operations.......................      (11.0)      (4.8)      12.5
  Discontinued operations.........................      (12.7)       3.1       (2.9)
                                                    ---------  ---------  ---------
    Consolidated earnings.........................  $   131.0  $   122.8  $   120.2
                                                    ---------  ---------  ---------
                                                    ---------  ---------  ---------
Earnings Per Common Share
  Continuing operations
    Electric utility..............................  $    1.22  $    1.11  $    0.97
    Gas utility...................................       0.32       0.13       0.15
                                                    ---------  ---------  ---------
      Utility.....................................       1.54       1.24       1.12
    Nonregulated operations.......................      (0.11)     (0.05)      0.13
  Discontinued operations.........................      (0.13)      0.03      (0.03)
                                                    ---------  ---------  ---------
    Consolidated earnings.........................  $    1.30  $    1.22  $    1.22
                                                    ---------  ---------  ---------
                                                    ---------  ---------  ---------

    The Company's earnings per share for 1996 increased 8 cents compared to 1995. The effect of merger-related costs on 1995 earnings and realization in 1996 of cost savings resulting from the merger had a favorable effect on the Company's and MidAmerican's 1996 earnings compared to 1995. In addition, an after-tax gain from the sale of certain MidAmerican storage gas supplies in 1996 and income from MidAmerican's incentive gas procurement program contributed 3 cents per share to 1996 earnings. A reduction in utility property taxes also contributed to the improvement in earnings. The cost of a merger proposal, discussed below, reduced utility earnings by approximately 5 cents per share in 1996. A cooler than normal summer and a favorable heating season compared to normal resulted in an estimated decrease of 4 cents per share in 1996. For the Company's nonregulated businesses, earnings from continuing operations decreased 6 cents per share in 1996 compared to 1995 due primarily to 1995 gains on the sales of a telecommunications subsidiary and a partnership interest in a gas marketing organization. As discussed below, 1996 and 1995 earnings of nonregulated subsidiaries include write-downs of certain assets. Losses on disposal of discontinued operations reduced 1996 earnings per share by approximately 15 cents.

    On August 5, 1996, the Company announced a proposal to merge with IES Industries Inc. (IES), a holding company headquartered in Cedar Rapids, Iowa. The IES board of directors rejected the Company's proposal in favor of a pending merger with WPL Holdings and Interstate Power Co. (the Wisconsin Transaction). The Company solicited proxies against the Wisconsin Transaction for use at the IES annual meeting of shareholders which was held on September 5, 1996. At that meeting, the holders of a majority of the IES common stock voted in favor of the Wisconsin Transaction, and the Company discontinued its attempt to merge with IES. In the effort, MidAmerican incurred tax deductible costs of $8.7 million in 1996 which are included in Other, Net in the Consolidated Statements of Income.

    The Company's 1995 earnings were reduced by merger-related costs. As part of the process of combining the operations of MidAmerican's predecessors, the Company developed a restructuring plan which included employee incentive early retirement, relocation and separation programs. The

Company recorded $33.4 million of restructuring costs during 1995, of which $31.9 million is included in utility operations. These costs are reflected in Other Operating Expenses in the Consolidated Statements of Income.

    In addition, the Company incurred transaction costs to complete the merger. The Company expensed $4.6 million and $4.5 million of merger transaction costs in 1995 and 1994, respectively. Of the total, $0.2 million of the 1994 costs relates to nonregulated subsidiaries of the Company. These costs are included in Other, Net in the Consolidated Statements of Income.

    In total, restructuring and transaction costs reduced the Company's earnings for 1995 by 24 cents per share. Transaction costs reduced 1994 earnings by 5 cents per share.

    Write-downs of certain assets, primarily alternative energy projects, of the Company's nonregulated subsidiaries reduced earnings by approximately $9.4 million, or 9 cents per share, and $10.2 million, or 10 cents per share, in 1996 and 1995, respectively. The write-downs reflect declines in the value of those nonregulated investments. The pre-tax amounts of the write-downs, which are included in Other, Net in the Consolidated Statements of Income, totaled $15.6 million and $18.0 million for 1996 and 1995, respectively.

    The Company's earnings per share for 1995 were unchanged compared to 1994. Increases in the gross margins of utility electric and natural gas operations favorably affected earnings in 1995. Gross margin is the amount of revenues remaining after deducting electric fuel costs or the cost of gas sold, as appropriate. Decreases in nuclear operations and maintenance costs also favorably affected earnings. As discussed above, merger-related costs and write-downs of certain nonregulated assets had a significant adverse affect on 1995 earnings.

UTILITY GROSS MARGIN
ELECTRIC GROSS MARGIN:

                                                      1996       1995       1994
                                                    ---------  ---------  ---------

Operating revenues................................  $   1,099  $   1,095  $   1,022
Cost of fuel, energy and capacity.................        234        230        214
                                                    ---------  ---------  ---------
    Electric gross margin.........................  $     865  $     865  $     808
                                                    ---------  ---------  ---------
                                                    ---------  ---------  ---------

    Variations in gross margin are the result of changes in revenues due to price and sales volume variances. Changes in the cost of electric fuel, energy and capacity (collectively, Energy Costs) reflect fluctuations in generation levels and mix, fuel cost, and energy and capacity purchases. MidAmerican has been allowed to recover Energy Costs from most of its electric utility customers through energy adjustment clauses (EACs) in revenues. Variations in revenues collected through the EACs, reflecting changes in Energy Costs per unit sold and volumes sold, do not affect gross margin or net income. Refer to "Rate Matters" under the Operating Activities and Other Matters section of Liquidity and Capital Resources.

    Electric gross margin for 1996 was unchanged compared to 1995. Electric retail sales for 1996 increased nearly 2% compared to 1995 due to modest customer growth and an improvement in sales not dependent upon weather. Cooler weather conditions in the 1996 third quarter compared to the 1995 third quarter caused a significant decrease in weather-related sales. Colder weather during the 1996 heating seasons compared to the 1995 heating seasons helped to mitigate the impact of the mild cooling season in 1996. Sales to the more weather-sensitive customers have a higher margin per unit than sales to other customers. As a result, the decrease in sales to those customers had a greater impact on margin than increases in sales to other customers. For the year, the impact of weather reduced electric gross margin by an estimated $15 million compared to normal.

    Increases in electric retail rates due to filings made by MidAmerican's predecessors increased revenues and gross margin for 1996 compared to 1995. Electric revenues in the first half of 1995 reflect a $13.6 million annual increase for interim rates in connection with an Iowa electric rate filing. Revenues for 1996 reflect the full-year effect of the final $20.3 million annual rate increase in the proceeding, which was effective in August 1995. Approximately $8 million of this increase relates to increased expenses for other postretirement employee benefit (OPEB) costs. Additionally, in August 1995, MidAmerican began collection of $18.6 million over a four-year period related to an energy efficiency cost recovery filing. At the same time, MidAmerican began expensing a similar amount for the amortization of previously deferred energy efficiency costs. The amortization is included in other operating expenses. Refer to "Energy Efficiency" in the Liquidity and Capital Resources section for a discussion of changes in energy efficiency legislation and potential acceleration of cost recovery.

    In November 1996, MidAmerican implemented rate reductions representing approximately $21.8 million in annual revenues related to proceedings begun in 1996. In addition, electric revenues and gross margin were reduced by $3.7 million in 1996 for a rate refund reserve for revenues prior to November 1 in connection with one of the proceedings. Refer to "Rate Matters" in Liquidity and Capital Resources later in this discussion for further information.

    Electric gross margin for 1995 improved compared to 1994 due to the increases in electric retail rates and a 3% increase in electric retail sales. The increase in retail sales was due primarily to warmer temperatures in the 1995 third quarter compared to the third quarter of 1994.

    In addition to the electric rate increases discussed above, in October 1994 and January 1995, MidAmerican implemented rate increases for Iowa energy efficiency cost recovery filings which allow a total increase in electric revenues of $31.7 million over a four-year period together with a corresponding amortization of deferred energy efficiency costs.

    Revenues from sales for resale increased $16 million for 1996 compared to 1995 and $21.2 million for 1995 compared to 1994. Variations in the amount of available generation affected sales volumes, especially for 1995 compared to 1994. During 1994 and the first quarter of 1995, nuclear generating facilities were out of service for an extended period. Coal delivery uncertainties also limited MidAmerican's sales for resale in 1994. In addition, the MidAmerican merger and the reorganization of utility functions increased MidAmerican's ability to participate in these types of transactions. Effective November 1995, the margin on most electric energy sales for resale is flowed through to retail customers and has a minimal effect on gross margin and net income.

GAS GROSS MARGIN:

                                                           1996       1995       1994
                                                         ---------  ---------  ---------

Operating revenues.....................................  $     537  $     460  $     492
Cost of gas sold.......................................        345        279        327
                                                         ---------  ---------  ---------
    Gas gross margin...................................  $     192  $     181  $     165
                                                         ---------  ---------  ---------
                                                         ---------  ---------  ---------

    Variations in gas gross margin are the result of changes in revenues due to price and sales volume variances. MidAmerican has been allowed to recover in revenues the cost of gas sold from most of its gas utility customers through purchase gas adjustment clauses (PGAs). Variations in revenues collected through the PGAs, reflecting changes in the cost of gas per unit and volumes sold, do not affect gross margin or net income.

    Gross margin from gas sales increased in 1996 and 1995 compared to their respective prior years. The increases were due both to price and sales volumes increases. Retail sales of natural gas increased 3.1% in 1996 compared to 1995 due in part to colder weather conditions in the first quarter of 1996 than during the first quarter of 1995. For 1996, the impact of colder than normal weather increased gross margin by an estimated $8 million. Retail sales of natural gas increased slightly in 1995 compared to 1994 due mainly to colder temperatures in the fourth quarter of 1995 than in the 1994 fourth quarter. Continued growth in the number of natural gas customers contributed to increases in sales volumes.

    Another cause of the increases in gas revenues and gross margin was an increase in gas retail service rates. Retail revenues in the first half of 1995 reflect interim rates from an $8.2 million increase in annual gas revenues in connection with an Iowa gas rate filing by one of its predecessor companies. MidAmerican began collecting the interim rates in October 1994. Gas revenues for 1996 reflect the full-year effect of the final rate increase of $10.6 million annually which was effective in August 1995. Approximately $2.5 million of the $10.6 million increase relates to increased expense for OPEB costs.

    In January 1995, MidAmerican implemented a rate increase for an Iowa energy efficiency cost recovery filing which allows an increase in gas revenues of $6.7 million over a four-year period together with a corresponding amortization of deferred energy efficiency costs. The amortization is included in other operating expenses. Refer to "Energy Efficiency" in the Liquidity and Capital Resources section for a discussion of changes in energy efficiency legislation and potential acceleration of cost recovery.

UTILITY OPERATING EXPENSES

    For 1996, utility other operating expenses decreased $49.5 million compared to 1995 due primarily to costs in 1995 of the restructuring plan discussed under "Earnings" in the Results of Operations section and from cost savings in 1996 resulting from the merger. Utility restructuring costs in 1995 totaled $31.9 million. In addition, 1996 reflects a $4.4 million reduction in nuclear operations costs. Partially offsetting these decreases was a $4.2 million increase from the amortization of deferred energy efficiency costs. There were also increases in consulting services expenses and some general administrative costs for 1996 compared to 1995.

    In addition to costs of the restructuring plan, 1995 other operating expenses increased compared to 1994 due to increased amortization of deferred energy efficiency costs and OPEB costs and the effect of a reduction of 1994 energy efficiency expenses to comply with the IUB regulation of these costs. Nuclear operations costs decreased $8.6 million in 1995 compared to 1994.

    Maintenance expenses increased for 1996 compared to 1995 and decreased for 1995 compared to 1994. The timing of power plant maintenance accounted for much of the variation between the periods. The increase in power plant maintenance for 1996 was partially offset by a $6.2 million adjustment to align inventory accounting of predecessor companies. Maintenance expense for the Quad Cities Nuclear Station (Quad Cities Station) increased $1.8 million for 1996 and decreased $5.5 million for 1995 compared to the respective prior years.

    Property and other taxes decreased in 1996 compared to 1995 due to a reduction in property and payroll taxes. Lower than expected assessed property values and tax rates reduced property tax expense for 1996. A decrease in the number of employees as a result of the merger caused the reduction in payroll tax expense.

NONREGULATED OPERATING REVENUES AND OPERATING EXPENSES
HOLDINGS:

    Revenues of MidAmerican Capital and Midwest Capital increased a total of $141.7 million for 1996 compared to 1995. The increase was due primarily to a $136.1 million increase in revenues from natural gas marketing subsidiaries, some of which did not exist in 1995. Sales volumes for the natural gas marketing firms increased 51 million MMBtu's, or 153%, for 1996 compared to 1995. In addition, the average price of natural gas increased in 1996.

    Cost of sales includes expenses directly related to sales of natural gas. Increases in gas sales volumes and cost per unit resulted in the increase in the cost of sales for 1996 compared to 1995.

    Average margins (total price less cost of gas) on sales of natural gas decreased in 1996 compared to 1995 due in part to increased competition in the nonregulated natural gas industry. As a result, total 1996 gross margin on nonregulated natural gas sales decreased $2.5 million compared to 1995.

    Revenues for 1995 decreased from 1994 primarily due to a 16% reduction in sales volumes of a nonregulated retail natural gas marketing subsidiary. A decrease in real estate revenues and reduced revenues due to the sale of a telecommunications subsidiary in early 1995 also contributed to the decrease.

NON-OPERATING INCOME AND INTEREST EXPENSE
MIDAMERICAN:

    OTHER, NET --

    Other, Net for 1996 was reduced by $8.7 million for costs incurred by MidAmerican for its merger proposal to IES Industries Inc. During 1996, MidAmerican recorded a pre-tax gain of $3.2 million on the sale of certain storage gas supplies. In addition, MidAmerican recorded $2.7 million of income as a result of successful performance under its incentive gas procurement program and a net pre-tax gain of $1.1 million from the reacquisition of long-term debt. As discussed in the "Earnings" section of Results of Operations, merger transaction costs related to the Company's 1995 merger reduced Other, Net in 1995 and 1994.

    INTEREST CHARGES --

    Utility interest on long-term debt decreased for 1996 compared to 1995 due to the reacquisition of debt in 1996 and increased for 1995 compared to 1994 due primarily to the issuance of $60 million of 7.875% Series of mortgage bonds in November 1994. An increase in the average amount of commercial paper outstanding during 1996 was the cause of the increase in other interest expense compared to 1995.

HOLDINGS:

    REALIZED GAINS AND LOSSES ON SECURITIES, NET --

    Net realized gains on securities increased for 1996 due to an increase in gains on the disposition of equity fund holdings and managed preferred stock portfolios. Net realized gains on securities decreased for 1995 compared to 1994 primarily from the sale of a single holding in 1994 which generated a $5.9 million pre-tax gain.

    OTHER, NET --

    Other, Net reflects $2.8 million more income from equity investments in 1996 than in 1995. In addition, Midwest Capital recorded a $1.8 million pre-tax gain on the sale of the Hub Tower, a Des Moines office building, in the third quarter of 1996, Midwest Capital had written down the carrying value of the property by $5.8 million and $3.0 million in 1992 and in December 1995, respectively, to reflect anticipated market values. As discussed in the "Earnings" section at the beginning of Results of Operations, write-downs of nonregulated investments decreased Other, Net by $15.6 million and $18.0 million for 1996 and 1995, respectively. The $18.0 million for 1995 includes the Hub Tower write-down. In 1995, the Company also had pre-tax gains totaling $8.5 million on the sales of a partnership interest in a gas marketing organization and a telecommunication subsidiary.

                        LIQUIDITY AND CAPITAL RESOURCES

    The Company has available a variety of sources of liquidity and capital resources, both internal and external. These resources provide funds required for current operations, construction expenditures, dividends, debt retirement and other capital requirements.

    For 1996, Holdings had net cash provided from operating activities of $351 million compared to $337 million for 1995. MidAmerican had net cash provided from operating activities of $327 million and $333 million for 1996 and 1995, respectively.

INVESTING ACTIVITIES AND PLANS
MIDAMERICAN:

    MidAmerican's primary need for capital is utility construction expenditures. Utility construction expenditures, including allowance for funds used during construction (AFUDC), Quad Cities Station nuclear fuel purchases and Cooper Nuclear Station (Cooper) capital improvements, were $154 million for 1996. All such expenditures were met with cash generated from utility operations, net of dividends.

    Utility construction expenditures for 1996 and 1995 included $11 million and $2 million, respectively, for replacement of a certain type of plastic pipe installed in prior years in a portion of MidAmerican's natural gas distribution system. MidAmerican decided to replace all such pipe due to concerns about its long-term performance. MidAmerican has filed an action seeking recovery of replacement costs and damages from the manufacturer of the resin used in the pipe.

    Forecasted utility construction expenditures for 1997 are $200 million including AFUDC. Capital expenditures needs are reviewed regularly by MidAmerican's management and may change significantly as a result of such reviews. For the years 1997 through 2001, MidAmerican forecasts $840 million for utility construction expenditures. MidAmerican presently expects that all utility construction expenditures for 1997 through 2001 will be met with cash generated from utility operations, net of dividends. The actual level of cash generated from utility operations is affected by, among other things, economic conditions in the utility service territory, weather and federal and state regulatory actions.

    Operators of a nuclear facility are required to set aside funds to provide for costs of future decommissioning of their nuclear facility. In general, decommissioning of a nuclear facility means to safely remove the facility from service and restore the property to a condition allowing unrestricted use by the operator. Based on information presently available, MidAmerican expects to contribute approximately $47 million during the period 1997 through 2001 to an external trust established for the investment of funds for decommissioning the Quad Cities Station. Currently, the funds are invested predominately in investment grade municipal and U.S. Treasury bonds. Beginning in 1997, MidAmerican plans to invest a portion of the funds in domestic corporate debt and common equity securities. In addition, a portion of the payments made under a power purchase contract with Nebraska Public Power District (NPPD) are for decommissioning funding related to Cooper. The Cooper costs are reflected in Other Operating Expenses in the Consolidated Statements of Income. Based on NPPD estimates, MidAmerican expects to pay approximately $59 million to NPPD for Cooper decommissioning during the period 1997 through 2001. NPPD invests the funds predominantly in U.S. Treasury Bonds. MidAmerican's obligation for Cooper decommissioning may be affected by the actual plant shutdown date and the status of the power purchase contract at that time. MidAmerican currently recovers Quad Cities Station decommissioning costs charged to Illinois customers through a rate rider on customer billings. Cooper and Quad Cities Station decommissioning costs charged to Iowa customers are included in base rates, and increases in those amounts must be sought through the normal ratemaking process.

HOLDINGS:

    Capital expenditures of nonregulated subsidiaries were $56 million for 1996. Capital expenditures of nonregulated subsidiaries depend primarily upon the availability of suitable investment opportunities which meet the Company's objectives. The Company continues to evaluate nonstrategic, nonregulated investments and may redeploy certain assets in 1997. External financing may also be used to provide for nonregulated capital expenditures.

    The Company, through one of its nonregulated subsidiaries, has an investment in Class A and Class B Common Stock of McLeod, Inc. (McLeod), a telecommunications company. The Class B stock is convertible to Class A stock on a one-for-one basis at the Company's option. On June 14, 1996, McLeod made an initial public offering (IPO) of its Class A Common Stock. As part of an investor agreement, the Company is prohibited from selling or otherwise disposing of any of the common stock of McLeod for a period of two years from the date of the IPO, and accordingly, no market value adjustments have been reflected in the Company's financial statements. In the fourth quarter of 1996, the Company made an additional investment of $10 million in McLeod Class A Common Stock. At December 31, 1996, the carrying amount and fair value of the Company's investment were $46.3 million and $218.3 million, respectively.

    During the third quarter of 1996, a nonregulated subsidiary of the Company made a $10 million investment in convertible preferred stock of RACOM, which is a provider of digital wireless communications in MidAmerican's utility service territory and surrounding areas.

    MidAmerican Capital invests in a variety of marketable securities which it holds for indefinite periods of time. In 1996, MidAmerican Capital had net cash inflows of $55 million from its marketable securities investment activities. In the Consolidated Statements of Cash Flows, the lines Purchase of Securities and Proceeds from Sale of Securities consist primarily of the gross amounts of these activities, including realized gains and losses on investments in marketable securities.

FINANCING ACTIVITIES, PLANS AND AVAILABILITY
HOLDINGS:

    As of December 31, 1996, Holdings had a $20 million line of credit available to provide for short-term financing needs.

    In addition, Holdings has the necessary authority to issue up to 6,000,000 shares of common stock through its Shareholder Options Plan (a dividend reinvestment and stock purchase plan). Since July 1, 1995, the Company has used open market purchases of its common stock rather than original issue shares to meet share obligations under its Employee Stock Purchase Plan and the Shareholder Options Plan. Holdings currently plans to continue using open market purchases to meet share obligations under these plans.

    On January 29, 1997, Holding's board of directors declared a quarterly dividend on common shares of $0.30 per share payable March 1, 1997. The dividend represents an annual rate of $1.20 per share.

MIDAMERICAN:

    MidAmerican currently has authority from the Federal Energy Regulatory Commission (FERC) to issue short-term debt in the form of commercial paper and bank notes aggregating $400 million. As of December 31, 1996, MidAmerican had a $250 million revolving credit facility agreement and a $10 million line of credit to provide short-term financing for utility operations. MidAmerican's commercial paper borrowings, which totaled $162 million at December 31, 1996, are supported by the revolving credit facility and the line of credit. MidAmerican also has a revolving credit facility which is dedicated to provide liquidity for its obligations under outstanding pollution control revenue bonds that are periodically remarketed.

    During 1996, MidAmerican redeemed all shares of its $1.7375 Series of preferred securities. In October, MidAmerican reacquired $28 million of its 6.95% Series first mortgage bonds due 2025 and $3.5 million of its 7.45% Series first mortgage bonds due 2023. In December 1996, MidAmerican issued $100 million of 6 1/2% Medium-Term Notes due 2001 and $103 million of 7.98% Series subordinated debt debentures to a subsidiary statutory business trust which in turn issued $100 million of 7.98% Series A redeemable preferred securities. Proceeds from these financings were used to redeem all $40 million of MidAmerican's 8.15% Series first mortgage bonds due 2001 and the remaining $45.8 million of $1.7375 Series preferred securities mentioned above. The balance of the proceeds was used to reduce commercial paper outstanding. Refer to Note (17) for more discussion on Series A preferred securities.

    MidAmerican currently has regulatory authority to issue an additional $300 million of preferred securities and long-term debt, including its medium-term note program. It is management's intent to refinance certain MidAmerican debt securities with additional issuances of unsecured debt and preferred securities of a subsidiary trust as market conditions allow.

    As of December 31, 1996, MidAmerican had $449 million of long-term debt maturities and sinking fund requirements for 1997 through 2001.

    CREDIT RATINGS --

    MidAmerican's access to external capital and its cost of capital are influenced by the credit ratings of its securities. MidAmerican's credit ratings as of January 24, 1997, are shown in the table below. The ratings reflect only the views of such rating agencies, and each rating should be evaluated independently of any other rating. Generally, rating agencies base their ratings on information furnished to them by the issuing company and on investigation, studies and assumptions by the rating agencies. There is no assurance that any particular rating will continue for any given period of time or that it will not be changed or withdrawn entirely if in the judgment of the rating agency circumstances so warrant. Such ratings are not a recommendation to buy, sell or hold securities.

                                                                           MOODY'S
                                                                          INVESTORS  STANDARD
                                                                           SERVICE   & POOR'S
                                                                          ---------  ---------
Mortgage Bonds..........................................................     A2         A+
Unsecured Medium-Term Notes.............................................     A3          A
Preferred Stocks........................................................     a3          A
Commercial Paper........................................................     P-1        A-1

    The following is a summary of the meanings of the ratings shown above and the relative rank of MidAmerican's rating within each agency's classification system.

    Moody's top four bond ratings (Aaa, Aa, A and Baa) are generally considered "investment grade." Obligations which are rated "A" possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. A numerical modifier ranks the security within the category with a "1" indicating the high end, a "2" indicating the mid-range and a "3" indicating the low end of the category. Standard & Poor's top four bond ratings (AAA, AA, A and BBB) are considered "investment grade". Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in economic conditions than debt in higher rated categories. Standard & Poor's may use a plus (+) or minus (-) sign after ratings to designate the relative position of a credit within the rating category.

    Ratings of preferred stocks are an indication of a company's ability to pay the preferred dividend and any sinking fund obligations on a timely basis. Moody's top four preferred stock ratings (aaa, aa, a and baa) are generally considered "investment grade". Moody's "a" rating is considered to be an upper medium grade preferred stock. Earnings and asset protection are expected to be maintained at adequate levels in the foreseeable future. Standard & Poor's top four preferred stock ratings (AAA, AA, A and BBB) are considered "investment grade". Standard & Poor's "A" rating indicates adequate earnings and asset protection.

    Moody's top three commercial paper ratings (P-1, P-2 and P-3) are generally considered "investment grade". Issuers rated "P-1" have a superior ability for repayment of senior short-term debt obligations and repayment ability is often evidenced by a conservative structure, broad margins in earnings coverage of fixed financial charges and well established access to a range of financial markets and assured sources of alternate liquidity. Standard & Poor's commercial paper ratings are a current assessment of the likelihood of timely payment of debt having an original maturity less than 365 days. The top three Standard & Poor's commercial paper ratings (A-1, A-2 and A-3) are considered "investment grade". Issues rated "A-1" indicate that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety are denoted with a plus (+) sign designation.

    PREFERRED DIVIDENDS --

    Preferred dividends include net gains or losses on the reacquisition of MidAmerican preferred shares. For 1996 and 1994, preferred dividends include losses on reacquisition totaling $1.6 million and $0.3 million, respectively. Preferred dividends, excluding the losses on reacquisition, decreased from the 1994 amount due to the redemption of three series of preferred securities in December 1994. A change in the preferred dividend payment date following the merger compared to that of a predecessor company resulted in a one-time reduction in 1995 of the preferred dividend amount.

HOLDINGS:

    Continuing operations of MidAmerican Capital currently have unsecured revolving credit facilities in the amount of $114 million. In January 1997, MidAmerican Capital paid off the $90 million outstanding under the revolving credit facilities with proceeds from the sale transaction with KCS. Another $100 million revolving credit facility related to discontinued operations was terminated in January 1997, and the $84 million outstanding was paid off. In addition, MidAmerican Capital terminated two $32 million floating-rate-to-fixed-interest-rate swaps related to amounts outstanding under one of the revolving credit facilities.

    Excluding the above January 1997 payments, MidAmerican Capital has $142 million of long-term debt maturities and sinking fund requirements for 1997 through 2001, of which $30 million is in 1997.

    During the third quarter of 1996, Midwest Capital sold the Hub Tower, a Des Moines office building, and retired approximately $25 million of long-term debt which was supported by a guarantee from MidAmerican. Proceeds from the sale provided most of the funds necessary to retire the debt. The deficiency was funded by a $4.5 million capital contribution in extinguishment of the guarantee. Midwest Capital currently has a $25 million line of credit with MidAmerican.

OPERATING ACTIVITIES AND OTHER MATTERS

    The Company continues to adjust to its strategies and operations for the changes it expects in the electric utility industry. The merger that resulted in MidAmerican and the reorganization of utility operations were some of the first steps taken to better position the Company for competition. In June 1996, MidAmerican filed an electric pricing proposal in Iowa and Illinois that it believes benefits customers and is designed to allow MidAmerican to function more effectively in a competitive environment. Refer to the following discussion under the heading "Rate Matters" for the current status of those filings. As mentioned under "Discontinued Operations" in the Results of Operations section, the Company has been evaluating its nonregulated investments to determine the best use of those assets to support the Company's objective of being a leading regional provider of energy and complementary services. The Company continues to seek opportunities to better position itself as the industry evolves.

HOLDINGS:

    During 1996, the Company began to reevaluate its nonregulated investments. Through the evaluation process, management will determine which investments fit the Company's objectives and which should be divested. The method of divestiture could include alternatives from finding an immediate buyer to holding the investment until maturity. The Company holds approximately 70 different investments within its MidAmerican Capital and Midwest Capital subsidiaries which it is evaluating. In 1996, the evaluation of nonregulated investments resulted in a $20.9 million reduction in earnings because of asset impairments or a decision to pursue the sale of an investment at below its carrying value. The process will continue for the next 18 to 24 months and could result in additional losses if the Company decides to divest of investments for less than carrying value.

MIDAMERICAN:

    REGULATORY EVOLUTION AND COMPETITION --

    MidAmerican is subject to regulation by several utility regulatory agencies. The operating environment and the recoverability of costs from utility customers are significantly influenced by the regulation of those agencies. MidAmerican supports changes in the electric utility industry that will create a more competitive environment for the entire electric industry, as long as appropriate transitional steps are in place to accommodate moving from a regulated cost-of-service industry to a competitive industry. Although these anticipated changes may create opportunities, they will also create additional challenges and risks for utilities.

    In December 1996, MidAmerican was selected from among 20 potential suppliers to provide electric service for the Resale Power Group of Iowa (RPGI). The RPGI includes 27 municipal utilities, a rural electric cooperative and an investor-owned utility. Members of the RPGI serve nearly 27,000 retail customers and purchase approximately 500,000 megawatt hours annually. Under the five-year contract beginning January 1, 1999, MidAmerican will also offer electric system maintenance services, energy efficiency services and economic development assistance. Electricity to RPGI utilities presently is supplied by IES Utilities. This opportunity provided MidAmerican valuable experience in the evolving competitive electric market.

    MidAmerican is a member of the Illinois Coalition for Responsible Electricity Choice (the Coalition). The Coalition has produced draft legislation (the Proposal) that would restructure Illinois' electric industry and allow Illinois customers to choose their electric service provider. The Proposal is designed to, among other things, balance tax and regulatory burdens; transition the industry to a competitive electric marketplace in phases between the years 2000 and 2005; stabilize or reduce tariffed electric rates; provide for recovery of prior mandated investments of the utilities; and increase flexibility for utilities while providing for oversight of reliability and safety by the ICC. MidAmerican expects the Proposal to be addressed by the Illinois legislature in 1997. The Illinois legislature previously passed laws allowing the filing of alternative pricing plans by utilities and increased flexibility for agreements with industrial customers.

    In Iowa, the Iowa Utilities Board (IUB) initiated a formal inquiry proceeding (Notice of Inquiry, Docket No. NOI-95-1) in 1995, titled "Emerging Competition in the Electric Utility Industry," primarily as an information gathering device. Since early in 1995, meetings have been held with a variety of interested parties, and the IUB has established an advisory panel of which MidAmerican is a member. The IUB staff authored a report on the findings and potential options for restructuring in December 1996. The IUB will accept comments on the staff report and will hold a meeting to discuss the report's conclusions. No legislation has yet been introduced in Iowa to allow generation or retail service competition.

    The Energy Policy Act (EPAct) was enacted in 1992 to promote competition in the wholesale electric market. In April 1996, the FERC issued final rules (Orders 888 and 889) to direct the implementation of EPAct. In general, Orders 888 and 889, require public utilities and other transmission providers and users to provide other companies the same transmission access, service and pricing that they provide themselves. In compliance with Order 888, which was effective July 9, 1996, MidAmerican has filed a pro forma open access transmission tariff and is currently operating under it. In accordance with Order 889, which was effective January 3, 1997, MidAmerican has separated its electric wholesale marketing and transmission operation functions. Order 889 establishes standards of conduct for this functional separation and further requires transmission providers such as MidAmerican to either create or participate in an Open Access Same Time Information System (OASIS). MidAmerican has elected to participate in the Mid-Continent Area Power Pool OASIS. These developments assure that all transmission customers of MidAmerican, including MidAmerican's own wholesale marketing function, can obtain transmission information at the same time and can request service on the same basis.

    A possible consequence of competition in the utility industry is the discontinued applicability of Statement of Financial Accounting Standards (SFAS) No. 71. SFAS 71 sets forth accounting principles for operations that are regulated and meet certain criteria. For operations that meet the criteria, SFAS 71 allows, among other things, the deferral of costs that would otherwise be expensed when incurred. MidAmerican's electric and gas utility operations are currently subject to the provisions of SFAS 71, but its applicability is periodically reexamined. If a portion of MidAmerican's utility operations no longer meets the criteria of SFAS 71, MidAmerican would be required to eliminate from its balance sheet the assets and liabilities related to those operations that resulted from actions of its regulators. Although the amount of such an elimination would depend on the specific circumstances, a material adjustment to earnings in the appropriate period could result from the discontinuance of SFAS
71. As of December 31, 1996, MidAmerican had $374 million of regulatory assets in its Consolidated Balance Sheet. Refer to Note (1)(c) for more detail related to regulatory assets.

    ENERGY EFFICIENCY --

    In May 1996, the Iowa legislature approved a bill enhancing energy efficiency program flexibility, eliminating mandatory spending levels for energy efficiency programs and allowing more timely recovery of energy efficiency expenditures as determined by the IUB. The new legislation became effective July 1, 1996. Previously, electric and gas utilities in Iowa were required to spend approximately 2% and 1.5%, respectively, of their annual Iowa jurisdictional revenues on energy efficiency activities. MidAmerican expects final rules on the implementation of the new legislation in the first half of 1997, following which MidAmerican will seek approval to accelerate recovery of deferred and current energy efficiency costs. MidAmerican received approval to collect and is collecting a total of $14.3 million annually for previously deferred energy efficiency costs. The Consolidated Balance Sheet as of December 31, 1996, included approximately $24 million of such approved costs yet to be collected from customers. In addition, MidAmerican had approximately $88 million of energy efficiency costs deferred and included as regulatory assets in its December 31, 1996, Consolidated Balance Sheet for which recovery will be sought in future energy efficiency filings.

    RATE MATTERS --

    On June 4, 1996, MidAmerican filed an electric pricing proposal in Iowa and Illinois. The proposal would provide MidAmerican more flexibility to negotiate with customers who have service options and to mitigate strandable costs. The proposal would also reduce regulatory lag in implementing new tariff services and prices. As part of the proposal, MidAmerican would reduce electric revenues, on a graduated basis, to the level of approximately $25 million annually within five years and eliminate automatic fuel adjustment clauses. The price reductions, possible due to merger and restructuring related cost savings, reduce price disparity within customer classes and would move MidAmerican closer to prices that it believes can be sustained in a competitive market.

    On October 15, 1996, the ICC ordered MidAmerican to reduce rates for its Illinois customers by 10%, or $13.1 million annually, effective November 3, 1996, and commenced an investigation into the reasonableness of MidAmerican's rates. MidAmerican negotiated termination of the proceeding to reduce its rates and withdrew its electric pricing proposal. The negotiated termination of the rate reduction proceeding left in place the initial $13.1 million annual reduction and included a second price reduction of $2.4 million annually to be effective on June 1, 1997.

    On August 1, 1996, the Iowa Office of Consumer Advocate (OCA) requested the IUB to order MidAmerican to reduce its Iowa electric rates by 10.7%, or approximately $101 million annually, in electric revenues. On September 6, 1996, the IUB docketed the OCA request and initiated an investigation into MidAmerican's rates. The IUB also consolidated the investigation with MidAmerican's alternative regulation and pricing proposal for purposes of the hearings scheduled to begin in January 1997. Effective November 1, 1996, MidAmerican reduced its electric rates in Iowa $8.7 million annually to the levels in its pricing proposal filed on June 4, 1996.

    In January 1997, a settlement agreement between MidAmerican, the OCA and other parties to the proceeding was negotiated. The agreement, which includes a number of characteristics of MidAmerican's pricing proposal, is subject to approval by the IUB. The agreement includes a tracking mechanism to currently recover the cost of Cooper capital improvements. After reflecting the effect of the Cooper tracking mechanism, prices for residential customers would be reduced approximately $20 million annually by June 1, 1998, including the November 1, 1996, reduction. Rates for commercial and industrial customers would be reduced a total of $10 million annually by June 1, 1998, through pilot projects, negotiated rates with individual customers and, if needed, a base rate reduction effective June 1, 1998.

    In addition, the agreement accepts MidAmerican's proposal to eliminate the energy adjustment clause (EAC) which currently is the mechanism through which fuel costs are collected from Iowa customers. The EAC flows the cost of fuel to customers on a current basis, and thus, fuel costs have little impact on net income. Prospectively, base rates for Iowa customers would include a factor for recovery of a representative level of fuel costs. To the extent actual fuel costs vary from that factor, pre-tax earnings would be impacted. The fuel cost factor would be reviewed in February 1999 and adjusted prospectively if actual fuel costs vary 15% above or below the agreed factor.

    Under the agreement, if MidAmerican's return on common equity exceeds 12%, then a sharing between customers and shareholders begins, and if it exceeds 14%, then a portion of MidAmerican's share would be used for accelerated recovery of certain regulatory assets. The agreement permits MidAmerican to file for increased rates if the return falls below 9%. Other parties signing the agreement are prohibited from filing for reduced rates prior to 2001 unless the return, after reflecting credits to customers, exceeds 14%.

    As of December 31, 1996, MidAmerican had a $2.6 million liability recorded for the portion of its Iowa electric revenues between August 1, 1996, and October 31, 1996, that were in excess of those included in the pricing proposal.

    ENVIRONMENTAL MATTERS --

    The United States Environmental Protection Agency (EPA) and state environmental agencies have determined that contaminated wastes remaining at certain decommissioned manufactured gas plant facilities may pose a threat to the public health or the environment if such contaminants are in sufficient quantities and at such concentrations as to warrant remedial action.

    The Company is evaluating 27 properties which were, at one time, sites of gas manufacturing plants in which it may be a potentially responsible party
(PRP). The purpose of these evaluations is to determine whether waste materials are present, whether such materials constitute an environmental or health risk, and whether the Company has any responsibility for remedial action. The Company's present estimate of probable remediation costs for these sites is $21 million. This estimate has been recorded as a liability and a regulatory asset for future recovery through the regulatory process. Refer to Note (4)(b) of Notes for further discussion of the Company's environmental activities related to manufactured gas plant sites and cost recovery.

    Although the timing of potential incurred costs and recovery of such cost in rates may affect the results of operations in individual periods, management believes that the outcome of these issues will not have a material adverse effect on the Company's financial position or results of operations.

    The Clean Air Act Amendments of 1990 (CAA) were signed into law in November 1990. MidAmerican has six wholly owned and five jointly owned coal-fired generating stations, which represent approximately 65% of MidAmerican's electric generating capability. Essentially all utility generating units are subject to CAA provisions which address continuous emission monitoring, permit requirements and fees, and emission of certain substances. By the year 2000, some Company coal-fired generating units will be required to install emissions monitoring system replacements or upgrades. Under current regulations, MidAmerican does not anticipate its construction costs for the installation of emissions monitoring system upgrades to exceed $4 million for 1997 through 2000.

ACCOUNTING ISSUES

    The staff of the Securities and Exchange Commission has questioned certain of the current accounting practices of the electric utility industry regarding the recognition, measurement and classification of nuclear decommissioning costs in the financial statements. In response to these questions, the FASB has issued an Exposure Draft, "Accounting for Certain Liabilities Related to Closure or Removal of Long-Lived Assets," which addresses the accounting for closure and removal costs, including decommissioning of nuclear power plants. If current electric utility industry accounting practices for such decommissioning are changed, the annual provision for decommissioning could increase relative to 1996, and the total estimated cost for decommissioning could be recorded as a liability with recognition of an increase in the cost of related nuclear power plant. Due to the continuing evolution of the exposure draft, the Company is uncertain as to the impact on its results of operations and financial position.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                       YEARS ENDED DECEMBER 31
                                                                  ----------------------------------
                                                                     1996        1995        1994
                                                                  ----------  ----------  ----------
OPERATING REVENUES
Electric utility................................................  $1,099,008  $1,094,647  $1,021,660
Gas utility.....................................................     536,753     459,588     492,015
Nonregulated....................................................     236,851      95,106     117,550
                                                                  ----------  ----------  ----------
                                                                   1,872,612   1,649,341   1,631,225
                                                                  ----------  ----------  ----------
OPERATING EXPENSES
Utility:
  Cost of fuel, energy and capacity.............................     234,317     230,261     213,987
  Cost of gas sold..............................................     345,014     279,025     326,782
  Other operating expenses......................................     350,174     399,648     354,190
  Maintenance...................................................      88,621      85,363     101,275
  Depreciation and amortization.................................     164,592     158,950     154,229
  Property and other taxes......................................      92,630      96,350      94,990
                                                                  ----------  ----------  ----------
                                                                   1,275,348   1,249,597   1,245,453
                                                                  ----------  ----------  ----------
Nonregulated:
  Cost of sales.................................................     218,256      70,209      84,515
  Other.........................................................      35,370      37,181      36,765
                                                                  ----------  ----------  ----------
                                                                     253,626     107,390     121,280
                                                                  ----------  ----------  ----------
  Total operating expenses......................................   1,528,974   1,356,987   1,366,733
                                                                  ----------  ----------  ----------
OPERATING INCOME................................................     343,638     292,354     264,492
                                                                  ----------  ----------  ----------
NON-OPERATING INCOME
Interest income.................................................       4,012       4,485       4,334
Dividend income.................................................      16,985      16,954      17,087
Realized gains and losses on securities, net....................       1,895         688       7,635
Other, net......................................................      (4,020)    (10,467)      4,316
                                                                  ----------  ----------  ----------
                                                                      18,872      11,660      33,372
                                                                  ----------  ----------  ----------
FIXED CHARGES
Interest on long-term debt......................................     102,909     105,550     101,267
Other interest expense..........................................      10,941       9,449       6,446
Allowance for borrowed funds....................................      (4,212)     (5,552)     (3,955)
Preferred dividends of subsidiaries.............................      10,689       8,059      10,551
                                                                  ----------  ----------  ----------
                                                                     120,327     117,506     114,309
                                                                  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES...........     242,183     186,508     183,555
INCOME TAXES....................................................      98,422      66,803      60,457
                                                                  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS...............................     143,761     119,705     123,098

DISCONTINUED OPERATIONS
Income from operations (net of income taxes)....................       2,117       3,059         856
Loss on disposal (net of income taxes)..........................     (14,832)     --          (3,765)
                                                                  ----------  ----------  ----------
                                                                     (12,715)      3,059      (2,909)
                                                                  ----------  ----------  ----------
NET INCOME......................................................  $  131,046  $  122,764  $  120,189
                                                                  ----------  ----------  ----------
                                                                  ----------  ----------  ----------
AVERAGE COMMON SHARES OUTSTANDING...............................     100,752     100,401      98,531

EARNINGS PER COMMON SHARE
Continuing operations...........................................  $     1.43  $     1.19  $     1.25
Discontinued operations.........................................       (0.13)       0.03       (0.03)
                                                                  ----------  ----------  ----------
Earnings per average common share...............................  $     1.30  $     1.22  $     1.22
                                                                  ----------  ----------  ----------
                                                                  ----------  ----------  ----------

DIVIDENDS DECLARED PER SHARE....................................  $     1.20  $     1.18  $     1.17
                                                                  ----------  ----------  ----------
                                                                  ----------  ----------  ----------

        The accompanying notes are an integral part of these statements.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                 AS OF DECEMBER 31
                                                                               ----------------------
                                                                                  1996        1995
                                                                               ----------  ----------

ASSETS
UTILITY PLANT
Electric.....................................................................  $4,010,847  $3,881,699
Gas..........................................................................     723,491     695,741
                                                                               ----------  ----------
                                                                                4,734,338   4,577,440
Less accumulated depreciation and amortization...............................   2,153,058   2,027,055
                                                                               ----------  ----------
                                                                                2,581,280   2,550,385
Construction work in progress................................................      49,305     104,164
                                                                               ----------  ----------
                                                                                2,630,585   2,654,549
                                                                               ----------  ----------
POWER PURCHASE CONTRACT......................................................     190,897     212,148
                                                                               ----------  ----------
INVESTMENT IN DISCONTINUED OPERATIONS........................................     196,356     177,300
                                                                               ----------  ----------
CURRENT ASSETS
Cash and cash equivalents....................................................      97,749      32,915
Receivables, less reserves of $2,093 and $2,296, respectively................     312,930     228,128
Inventories..................................................................      90,864      85,235
Other........................................................................      11,696      18,428
                                                                               ----------  ----------
                                                                                  513,239     364,706
                                                                               ----------  ----------
INVESTMENTS..................................................................     628,791     646,456
                                                                               ----------  ----------
OTHER ASSETS.................................................................     399,415     414,938
                                                                               ----------  ----------
TOTAL ASSETS.................................................................  $4,559,283  $4,470,097
                                                                               ----------  ----------
                                                                               ----------  ----------
CAPITALIZATION AND LIABILITIES
CAPITALIZATION
Common shareholders' equity..................................................  $1,239,946  $1,225,715
MidAmerican preferred securities, not subject to mandatory redemption........      31,769      89,945
Preferred securities, subject to mandatory redemption:
  MidAmerican preferred securities...........................................      50,000      50,000
  MidAmerican-obligated preferred securities of subsidiary trust holding
   solely MidAmerican junior subordinated debentures.........................     100,000      --
Long-term debt (excluding current portion)...................................   1,395,103   1,403,322
                                                                               ----------  ----------
                                                                                2,816,818   2,768,982
                                                                               ----------  ----------
CURRENT LIABILITIES
Notes payable................................................................     161,990     184,800
Current portion of long-term debt............................................      79,598      65,295
Current portion of power purchase contract...................................      13,718      13,029
Accounts payable.............................................................     169,806     122,055
Taxes accrued................................................................      82,254      81,898
Interest accrued.............................................................      28,513      30,635
Other........................................................................      30,229      46,267
                                                                               ----------  ----------
                                                                                  566,108     543,979
                                                                               ----------  ----------
OTHER LIABILITIES
Power purchase contract......................................................      97,504     112,700
Deferred income taxes........................................................     752,336     724,587
Investment tax credit........................................................      88,842      95,041
Other........................................................................     237,675     224,808
                                                                               ----------  ----------
                                                                                1,176,357   1,157,136
                                                                               ----------  ----------
TOTAL CAPITALIZATION AND LIABILITIES.........................................  $4,559,283  $4,470,097
                                                                               ----------  ----------
                                                                               ----------  ----------

        The accompanying notes are an integral part of these statements.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                    YEARS ENDED DECEMBER 31
                                                                               ----------------------------------
                                                                                  1996        1995        1994
                                                                               ----------  ----------  ----------
NET CASH FLOWS FROM OPERATING ACTIVITIES
Net Income...................................................................  $  131,046  $  122,764  $  120,189
Adjustments to reconcile net income to net cash provided:
  Depreciation, depletion and amortization...................................     190,511     181,636     179,918
  Net increase (decrease) in deferred income taxes and investment tax credit,
   net.......................................................................      22,142        (961)     34,103
  Amortization of other assets...............................................      20,541      19,630       9,731
  Capitalized cost of real estate sold.......................................       3,568       1,744       3,723
  Loss (income) from discontinued operations.................................      12,715      (3,059)      2,909
  Gain on sale of securities, assets and other investments...................     (10,132)     (1,050)     (6,409)
  Other-than-temporary decline in value of investments.......................      15,566      17,971       1,791
  Impact of changes in working capital, net of effects from discontinued
   operations................................................................     (53,752)    (21,024)     (6,917)
  Other......................................................................      19,218      19,369      10,831
                                                                               ----------  ----------  ----------
    Net cash provided........................................................     351,423     337,020     349,869
                                                                               ----------  ----------  ----------
NET CASH FLOWS FROM INVESTING ACTIVITIES
Utility construction expenditures............................................    (154,198)   (190,771)   (211,669)
Quad Cities Nuclear Power Station decommissioning trust fund.................      (8,607)     (8,636)     (9,044)
Deferred energy efficiency expenditures......................................     (20,390)    (35,841)    (28,221)
Nonregulated capital expenditures............................................     (55,788)    (12,881)     (9,095)
Purchase of securities.......................................................    (198,947)   (164,521)   (113,757)
Proceeds from sale of securities.............................................     243,290      94,493     142,307
Proceeds from sale of assets and other investments...........................      33,285      34,263       6,433
Investment in discontinued operations........................................     (36,020)     (9,752)    (23,695)
Other investing activities, net..............................................       8,308       6,946      (7,957)
                                                                               ----------  ----------  ----------
  Net cash used..............................................................    (189,067)   (286,700)   (254,698)
                                                                               ----------  ----------  ----------
NET CASH FLOWS FROM FINANCING ACTIVITIES
Common dividends paid........................................................    (120,770)   (118,828)   (114,924)
Issuance of long-term debt, net of issuance cost.............................      99,500      12,750     180,410
Retirement of long-term debt, including reacquisition cost...................    (136,616)   (110,351)   (102,472)
Reacquisition of preferred shares............................................     (58,176)        (10)    (19,916)
Issuance of preferred shares, net of issuance cost...........................      96,850      --          --
Increase (decrease) in MidAmerican Capital Company unsecured revolving credit
 facility....................................................................      44,500      95,000      (9,500)
Issuance of common shares....................................................      --          15,083      27,760
Net increase (decrease) in notes payable.....................................     (22,810)     60,300     (48,535)
                                                                               ----------  ----------  ----------
  Net cash used..............................................................     (97,522)    (46,056)    (87,177)
                                                                               ----------  ----------  ----------
NET INCREASE IN CASH AND CASH EQUIVALENTS....................................      64,834       4,264       7,994
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR...............................      32,915      28,651      20,657
                                                                               ----------  ----------  ----------
CASH AND CASH EQUIVALENTS AT END OF YEAR.....................................  $   97,749  $   32,915  $   28,651
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------
ADDITIONAL CASH FLOW INFORMATION:
Interest paid, net of amounts capitalized....................................  $  107,179  $  116,843  $  105,004
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------
Income taxes paid............................................................  $   85,894  $   69,319  $   50,713
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------

        The accompanying notes are an integral part of these statements.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                   CONSOLIDATED STATEMENTS OF CAPITALIZATION

                                                                                      AS OF DECEMBER 31
                                                                     ----------------------------------------------------
                                                                               1996                       1995
                                                                     -------------------------  -------------------------
                                                                             (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
COMMON SHAREHOLDERS' EQUITY
Common shares, no par; 350,000,000 shares authorized; 100,751,713
 and 100,751,713 shares outstanding, respectively..................  $    801,431               $    801,227
Retained earnings..................................................       440,971                    430,589
Valuation allowance, net of income taxes...........................        (2,456)                    (6,101)
                                                                     ------------               ------------
                                                                        1,239,946        44.0%     1,225,715        44.3%
                                                                     ------------       -----   ------------       -----
MIDAMERICAN PREFERRED SECURITIES (100,000,000 SHARES AUTHORIZED)
Cumulative shares outstanding not subject to mandatory redemption:
  $3.30 Series, 49,523 shares......................................         4,952                      4,952
  $3.75 Series, 38,320 shares......................................         3,832                      3,832
  $3.90 Series, 32,630 shares......................................         3,263                      3,263
  $4.20 Series, 47,369 shares......................................         4,737                      4,737
  $4.35 Series, 49,950 shares......................................         4,995                      4,995
  $4.40 Series, 50,000 shares......................................         5,000                      5,000
  $4.80 Series, 49,898 shares......................................         4,990                      4,990
  $1.7375 Series, zero and 2,400,000 shares, respectively..........       --                          58,176
                                                                     ------------               ------------
                                                                           31,769         1.1%        89,945         3.2%
                                                                     ------------       -----   ------------       -----
Cumulative shares outstanding; subject to mandatory redemption:
  $5.25 Series, 100,000 shares.....................................        10,000                     10,000
  $7.80 Series, 400,000 shares.....................................        40,000                     40,000
                                                                     ------------               ------------
                                                                           50,000         1.8%        50,000         1.8%
                                                                     ------------       -----   ------------       -----
MIDAMERICAN-OBLIGATED PREFERRED SECURITIES
MidAmerican-obligated mandatorily redeemable cumulative preferred securities of subsidiary trust holding solely MidAmerican junior subordinated debentures:
 7.98% Series, 4,000,000 and zero shares, respectively.............       100,000         3.6%       --              0.0%
                                                                     ------------       -----   ------------       -----
LONG-TERM DEBT
MidAmerican Mortgage bonds:
  5.875% Series, due 1997..........................................       --                          22,000
  Adjustable Rate Series (8.8%), due 1997..........................       --                          25,000
  5.05% Series, due 1998...........................................        49,100                     50,000
  6.25% Series, due 1998...........................................        75,000                     75,000
  7.875% Series, due 1999..........................................        60,000                     60,000
  6% Series, due 2000..............................................        35,000                     35,000
  6.75% Series, due 2000...........................................        75,000                     75,000
  8.15% Series, due 2001...........................................       --                          40,000
  7.125% Series, due 2003..........................................       100,000                    100,000
  7.70% Series, due 2004...........................................        60,000                     60,000
  7% Series, due 2005..............................................       100,000                    100,000
  7.375% Series, due 2008..........................................        75,000                     75,000
  8% Series, due 2022..............................................        50,000                     50,000
  7.45% Series, due 2023...........................................        26,500                     30,000
  8.125% Series, due 2023..........................................       100,000                    100,000
  6.95% Series, due 2025...........................................        21,500                     50,000
MidAmerican Pollution control revenue obligations:
  5.15% to 5.75% Series, due periodically through 2003.............         8,424                     10,984
  5.95% Series, due 2023 (secured by general mortgage bonds).......        29,030                     29,030

        The accompanying notes are an integral part of these statements.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                   CONSOLIDATED STATEMENTS OF CAPITALIZATION

                                                                                      AS OF DECEMBER 31
                                                                     ----------------------------------------------------
                                                                               1996                       1995
                                                                     -------------------------  -------------------------
                                                                                        (IN THOUSANDS)
LONG-TERM DEBT (CONTINUED)
  Variable Rate Series:
    Due 2016 and 2017 (3.5% and 5.0%, respectively)................  $     37,600               $     37,600
    Due 2023 (secured by general mortgage bonds, 3.5% and 5.05%,
     respectively).................................................        28,295                     28,295
    Due 2023 (3.5% and 5.1%, respectively).........................         6,850                      6,850
    Due 2024 (3.6% and 5.25%, respectively)........................        34,900                     34,900
    Due 2025 (3.5% and 5.1%, respectively).........................        12,750                     12,750
MidAmerican Notes:
  8.75% Series, due 2002...........................................           240                        240
  6.5% Series, due 2001............................................       100,000                         --
  6.4% Series, due 2003 through 2007...............................         2,000                      2,000
  Obligation under capital lease...................................         2,218                      2,218
  Unamortized debt premium and discount, net.......................        (4,009)                    (4,126)
                                                                     ------------               ------------
    Total utility..................................................     1,085,398                  1,107,741
                                                                     ------------               ------------
Nonregulated Subsidiaries Notes:
  10.20% Series, due 1996 and 1997.................................       --                          30,000
  7.34% Series, due 1998...........................................        20,000                     20,000
  7.76% Series, due 1999...........................................        45,000                     45,000
  8.52% Series, due 2000 through 2002..............................        70,000                     70,000
  8% Series, due annually through 2004.............................           205                        581
  Borrowings under unsecured revolving credit facility (6.2% and
   6.3% respectively)..............................................        64,000                     64,000
  Borrowings under unsecured revolving credit facility (6.1% and
   6.4%, respectively).............................................        26,000                     66,000
  Borrowings under unsecured revolving credit facility (6.1%)......        84,500                         --
                                                                     ------------               ------------
    Total Nonregulated Subsidiaries................................       309,705                    295,581
                                                                     ------------               ------------
                                                                        1,395,103        49.5%     1,403,322        50.7%
                                                                     ------------       -----   ------------       -----
TOTAL CAPITALIZATION...............................................  $  2,816,818       100.0%  $  2,768,982       100.0%
                                                                     ------------       -----   ------------       -----
                                                                     ------------       -----   ------------       -----

        The accompanying notes are an integral part of these statements.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATED STATEMENTS OF RETAINED EARNINGS

                                                                                    YEAR ENDED DECEMBER 31
                                                                             -------------------------------------
                                                                                1996         1995         1994
                                                                             -----------  -----------  -----------
                                                                                (IN THOUSANDS, EXCEPT PER SHARE
                                                                                           AMOUNTS)
BEGINNING OF YEAR..........................................................  $   430,589  $   426,683  $   421,358
                                                                             -----------  -----------  -----------
NET INCOME.................................................................      131,046      122,764      120,189
                                                                             -----------  -----------  -----------
DEDUCT (ADD):
Dividends declared on common shares of $1.20, $1.18 and $1.17 per share,
 respectively..............................................................      120,770      118,828      114,924
Other......................................................................         (106)          30          (60)
                                                                             -----------  -----------  -----------
                                                                                 120,664      118,858      114,864
                                                                             -----------  -----------  -----------
END OF YEAR................................................................  $   440,971  $   430,589  $   426,683
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------

        The accompanying notes are an integral part of these statements.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    (A)  MERGER AND FORMATION OF THE COMPANY:

    MidAmerican Energy Holdings Company (Company or Holdings) is a holding company for MidAmerican Energy Company (MidAmerican), MidAmerican Capital Company (MidAmerican Capital) and Midwest Capital Group, Inc. (Midwest Capital). On April 24, 1996, MidAmerican shareholders approved a proposal to form Holdings as a holding company for MidAmerican and its subsidiaries, MidAmerican Capital and Midwest Capital. Effective December 1, 1996, each share of MidAmerican common stock was exchanged for one share of Holdings common stock. As part of the transaction, MidAmerican distributed the capital stock of MidAmerican Capital and Midwest Capital to Holdings.

    MidAmerican was formed on July 1, 1995, as a result of the merger of Iowa-Illinois Gas and Electric Company (Iowa-Illinois), Midwest Resources Inc. (Midwest Resources) and its utility subsidiary, Midwest Power Systems Inc. (Midwest Power). Each outstanding share of preferred and preference stock of the predecessor companies was converted into one share of a similarly designated series of MidAmerican preferred stock, no par value. Each outstanding share of common stock of Midwest Resources and Iowa-Illinois was converted into one share and 1.47 shares, respectively, of MidAmerican common stock, no par value. The merger was accounted for as a pooling-of-interest and the financial statements included herein are presented as if the merger and the formation of the holding company had occurred as of the earliest period shown.

    (B)  CONSOLIDATION POLICY AND PREPARATION OF FINANCIAL STATEMENTS:

    The accompanying Consolidated Financial Statements include the Company and its wholly owned subsidiaries, MidAmerican, MidAmerican Capital and Midwest Capital. All significant intercompany transactions have been eliminated.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

    (C)  REGULATION:

    MidAmerican's utility operations are subject to the regulation of the Iowa Utilities Board (IUB), the Illinois Commerce Commission (ICC), the South Dakota Public Utilities Commission, and the Federal Energy Regulatory Commission
(FERC). MidAmerican's accounting policies and the accompanying Consolidated Financial Statements conform to generally accepted accounting principles applicable to rate-regulated enterprises and reflect the effects of the ratemaking process.

    Statement of Financial Accounting Standards (SFAS) No. 71 sets forth accounting principles for operations that are regulated and meet certain criteria. For operations that meet the criteria, SFAS 71 allows, among other things, the deferral of costs that would otherwise be expensed when incurred. A possible consequence of the changes in the utility industry is the discontinued applicability of SFAS 71. MidAmerican's electric and gas utility operations are currently subject to the provisions of SFAS 71, but its applicability is periodically reexamined. If a portion of MidAmerican's utility operations no longer meets the criteria of SFAS 71, MidAmerican would be required to eliminate from its balance sheet the regulatory assets and liabilities related to those operations that resulted from actions of its regulators. Although the amount of such an elimination would depend on the specific circumstances, a material adjustment to earnings in the appropriate period could result from the

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED) discontinuance of SFAS 71. The following regulatory assets, primarily included in Other Assets in the Consolidated Balance Sheets, represent probable future revenue to MidAmerican because these costs are expected to be recovered in charges to utility customers (in thousands):

                                                                                   1996         1995
                                                                                -----------  -----------
Deferred income taxes.........................................................  $   140,649  $   144,257
Energy efficiency costs.......................................................      112,244      101,541
Debt refinancing costs........................................................       40,230       44,370
FERC Order 636 transition costs...............................................       25,033       40,824
Environmental costs...........................................................       22,577       23,076
Retirement benefit costs......................................................       11,025       15,354
Enrichment facilities decommissioning.........................................       11,089        8,970
Unamortized costs of retired plant............................................        8,953       11,618
Other.........................................................................        2,655        7,396
                                                                                -----------  -----------
  Total.......................................................................  $   374,455  $   397,406
                                                                                -----------  -----------
                                                                                -----------  -----------

    (D)  REVENUE RECOGNITION:

    Revenues are recorded as services are rendered to customers. MidAmerican records unbilled revenues, and related energy costs, representing the estimated amount customers will be billed for services rendered between the meter-reading dates in a particular month and the end of such month. Accrued unbilled revenues are $70.1 million and $61.0 million at December 31, 1996 and 1995, respectively, and are included in Receivables on the Consolidated Balance Sheets.

    The majority of MidAmerican's electric and gas sales are subject to adjustment clauses. These clauses allow MidAmerican to adjust the amounts charged for electric and gas service as the costs of gas, fuel for generation or purchased power change. The costs recovered in revenues through use of the adjustment clauses are charged to expense in the same period. See Note 8 for a discussion of a proposed Iowa rate settlement that would impact the electric adjustment clause.

    (E)  DEPRECIATION AND AMORTIZATION:

    MidAmerican's provisions for depreciation and amortization for its utility operations are based on straight-line composite rates. The average depreciation and amortization rates for the years ended December 31 were as follows:

                                                                                        1996         1995         1994
                                                                                        -----        -----        -----
Electric...........................................................................         3.8%         3.9%         3.8%
Gas................................................................................         3.7%         3.7%         3.6%

    Utility plant is stated at original cost which includes overhead costs, administrative costs and an allowance for funds used during construction.

    The cost of repairs and minor replacements is charged to maintenance expense. Property additions and major property replacements are charged to plant accounts. The cost of depreciable units of utility plant retired or disposed of in the normal course of business is eliminated from the utility plant accounts and such cost, plus net removal cost, is charged to accumulated depreciation.

    An allowance for the estimated annual decommissioning costs of the Quad Cities Nuclear Power Station (Quad Cities) equal to the level of funding is included in depreciation expense. See Note 4(d) for additional information regarding decommissioning costs.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
    (F)  INVESTMENTS:

    Investments, managed primarily through the Company's nonregulated subsidiaries, include the following amounts as of December 31 (in thousands):

                                                                                   1996         1995
                                                                                -----------  -----------
Investments:
  Marketable securities.......................................................  $   219,890  $   270,162
  Equipment leases............................................................       89,791       90,729
  Nuclear decommissioning trust fund..........................................       76,304       64,781
  Energy projects.............................................................       30,217       36,978
  Special-purpose funds.......................................................       44,932       47,046
  Real estate.................................................................       45,457       68,126
  Corporate owned life insurance..............................................       27,395       22,743
  Coal transportation.........................................................       18,623       12,703
  Communications..............................................................       56,333       16,332
  Other.......................................................................       19,849       16,856
                                                                                -----------  -----------
    Total.....................................................................  $   628,791  $   646,456
                                                                                -----------  -----------
                                                                                -----------  -----------

    Marketable securities generally consist of preferred stocks, common stocks and mutual funds held by MidAmerican Capital. Investments in marketable securities classified as available-for-sale are reported at fair value with net unrealized gains and losses reported as a net of tax amount in Common Shareholders' Equity until realized. Investments in marketable securities that are classified as held-to-maturity are reported at amortized cost. An other-than-temporary decline in the value of a marketable security is recognized through a write-down of the investment to earnings.

    Investments held by the nuclear decommissioning trust fund for the Quad Cities units are classified as available-for-sale and are reported at fair value with net unrealized gains and losses reported as adjustments to the accumulated provision for nuclear decommissioning.

    (G)  CONSOLIDATED STATEMENTS OF CASH FLOWS:

    The Company considers all cash and highly liquid debt instruments purchased with a remaining maturity of three months or less to be cash and cash equivalents for purposes of the Consolidated Statements of Cash Flows.

    Net cash provided (used) from changes in working capital, net of effects from discontinued operations and exchange of assets was as follows (in thousands):

                                                                       1996        1995        1994
                                                                    ----------  ----------  ----------
Receivables.......................................................  $  (84,802) $  (31,314) $   19,343
Inventories.......................................................      (5,629)      7,013       8,427
Other current assets..............................................       6,732      (4,140)      6,907
Accounts payable..................................................      47,751      15,903     (17,466)
Taxes accrued.....................................................         356      (9,755)    (19,270)
Interest accrued..................................................      (2,122)        (24)       (362)
Other current liabilities.........................................     (16,038)      1,293      (4,496)
                                                                    ----------  ----------  ----------
  Total...........................................................  $  (53,752) $  (21,024) $   (6,917)
                                                                    ----------  ----------  ----------
                                                                    ----------  ----------  ----------

    (H)  ACCOUNTING FOR LONG-TERM POWER PURCHASE CONTRACT:

    Under a long-term power purchase contract with Nebraska Public Power District (NPPD), expiring in 2004, MidAmerican purchases one-half of the output of the 778-megawatt Cooper Nuclear

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
Station (Cooper). The Consolidated Balance Sheets include a liability for MidAmerican's fixed obligation to pay 50% of NPPD's Nuclear Facility Revenue Bonds and other fixed liabilities. A like amount representing MidAmerican's right to purchase power is shown as an asset.

    Capital improvement costs for new property, including carrying costs, are being deferred, amortized and recovered in rates over the term of the NPPD contract. Capital improvement costs for property replacements, including carrying costs, are being deferred, amortized and recovered in rates over a five-year period.

    The fuel cost portion of the power purchase contract is included in Cost of Fuel, Energy and Capacity on the Consolidated Statements of Income. All other costs MidAmerican incurs in relation to its long-term power purchase contract with NPPD are included in Other Operating Expenses on the Consolidated Statements of Income.

    See Notes 4(c), 4(d) and 4(e) for additional information regarding the power purchase contract.

    (I)  STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 121:

    On January 1, 1996, the Company adopted SFAS No. 121 regarding accounting for asset impairments. This statement requires the Company to review long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 121 also requires rate-regulated companies to recognize an impairment for regulatory assets for which future recovery is not probable. Adoption of SFAS No. 121 did not have a material impact on the Company's results of operations or financial position.

(2) LONG-TERM DEBT:
    The Company's sinking fund requirements and maturities of long-term debt for 1997 through 2001 are $80 million, $235 million, $190 million, $134 million and $125 million, respectively.

    The interest rate on the Company's Adjustable Rate Series Mortgage Bonds is reset every two years at 160 basis points over the average yield to maturity of 10-year Treasury securities. The rate was reset in 1995.

    The Company's Variable Rate Pollution Control Revenue Obligations bear interest at rates that are periodically established through remarketing of the bonds in the short-term tax-exempt market. The Company, at its option, may change the mode of interest calculation for these bonds by selecting from among several alternative floating or fixed rate modes. The interest rates shown in the Consolidated Statements of Capitalization are the weighted average interest rates as of December 31, 1996 and 1995. The Company maintains dedicated revolving credit facility agreements or renewable lines of credit to provide liquidity for holders of these issues.

    Substantially all the former Iowa-Illinois utility property and franchises, and substantially all of the former Midwest Power electric utility property in Iowa, or approximately 82% of gross utility plant, is pledged to secure mortgage bonds.

    MidAmerican Capital has $64 million and $50 million unsecured revolving credit facility agreements which mature in 1998. Borrowings under these agreements may be on a fixed rate, floating rate or competitive bid rate basis. In addition, MidAmerican had a $100 million unsecured revolving credit facility agreement which was retired in January of 1997. All subsidiary long-term borrowings outstanding at December 31, 1996, are without recourse to Holdings.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(3) JOINTLY OWNED UTILITY PLANT:
    Under joint plant ownership agreements with other utilities, MidAmerican had undivided interests at December 31, 1996, in jointly owned generating plants as shown in the table below.

    The dollar amounts below represent MidAmerican's share in each jointly owned unit. Each participant has provided financing for its share of each unit. Operating Expenses on the Consolidated Statements of Income include MidAmerican's share of the expenses of these units (dollars in millions).

                                                                                    COAL FIRED
                                                 NUCLEAR    -----------------------------------------------------------
                                               -----------               COUNCIL
                                               QUAD CITIES    NEAL       BLUFFS       NEAL       OTTUMWA      LOUISA
                                                  UNITS       UNIT        UNIT        UNIT        UNIT         UNIT
                                                NO. 1 & 2     NO. 3       NO. 3       NO.4        NO. 1        NO. 1
                                               -----------  ---------  -----------  ---------  -----------  -----------
In service date..............................       1972         1975        1978        1979        1981         1983
Utility plant in service.....................       $229    $     126   $     297   $     160   $     207    $     530
Accumulated depreciation.....................       $ 79    $      72   $     154   $      82   $      96    $     216
Unit capacity-MW.............................      1,539          515         675         624         716          700
Percent ownership............................       25.0%        72.0%       79.1%       40.6%       52.0%        88.0%

(4) COMMITMENTS AND CONTINGENCIES:

    (A)  CAPITAL EXPENDITURES:

    Utility construction expenditures for 1997 are estimated to be $200 million, including $10 million for Quad Cities nuclear fuel and $9 million for Cooper capital improvements. Nonregulated capital expenditures depend upon the availability of investment opportunities and other factors. During 1997, such expenditures are estimated to be approximately $39 million.

    (B)  ENVIRONMENTAL MATTERS:

    The United States Environmental Protection Agency (EPA) and the state environmental agencies have determined that contaminated wastes remaining at certain decommissioned manufactured gas plant (MGP) facilities may pose a threat to the public health or the environment if such contaminants are in sufficient quantities and at such concentrations as to warrant remedial action.

    MidAmerican is evaluating 27 properties which were, at one time, sites of gas manufacturing plants in which it may be a potentially responsible party
(PRP). The purpose of these evaluations is to determine whether waste materials are present, whether such materials constitute an environmental or health risk, and whether MidAmerican has any responsibility for remedial action. MidAmerican is currently conducting field investigations at fifteen of the sites and has completed investigations at three of the sites. In addition, MidAmerican is currently removing contaminated soil at four of the sites, and has completed removals at two of the sites. MidAmerican is continuing to evaluate several of the sites to determine the future liability, if any, for conducting site investigations or other site activity.

    MidAmerican's present estimate of probable remediation costs for the sites discussed above is $21 million. This estimate has been recorded as a liability and a regulatory asset for future recovery. The ICC has approved the use of a tariff rider which permits recovery of the actual costs of litigation, investigation and remediation relating to former MGP sites. MidAmerican's present rates in Iowa provide for a fixed annual recovery of MGP costs. MidAmerican intends to pursue recovery of the remediation costs from other PRPs and its insurance carriers.

    The estimate of probable remediation costs is established on a site specific basis. The costs are accumulated in a three-step process. First, a determination is made as to whether MidAmerican has potential legal liability for the site and whether information exists to indicate that contaminated

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(4) COMMITMENTS AND CONTINGENCIES: (CONTINUED) wastes remain at the site. If so, the costs of performing a preliminary investigation are accrued. Once the investigation is completed and if it is determined remedial action is required, the best estimate of remediation costs is accrued. If necessary, the estimate is revised when a consent order is issued.

    The estimated recorded liabilities for these properties, which include incremental direct costs of the remediation effort, costs for future monitoring at sites and costs of compensation to employees for time expected to be spent directly on the remediation effort, are based upon preliminary data. Thus, actual costs could vary significantly from the estimates. The estimate could change materially based on facts and circumstances derived from site investigations, changes in required remedial action and changes in technology relating to remedial alternatives. In addition, insurance recoveries for some or all of the costs may be possible, but the liabilities recorded have not been reduced by any estimate of such recoveries.

    Although the timing of potential incurred costs and recovery of such costs in rates may affect the results of operations in individual periods, management believes that the outcome of these issues will not have a material adverse effect on MidAmerican's financial position or results of operations.

    (C)  LONG-TERM POWER PURCHASE CONTRACT:

    Payments to NPPD cover one-half of the fixed and operating costs of Cooper (excluding depreciation but including debt service) and MidAmerican's share of nuclear fuel cost (including nuclear fuel disposal) based on energy delivered. The debt service portion is approximately $1.5 million per month for 1997 and is not contingent upon the plant being in service. In addition, MidAmerican pays one-half of NPPD's decommissioning funding related to Cooper.

    The debt amortization and Department of Energy (DOE) enrichment plant decontamination and decommissioning component of MidAmerican's payments to NPPD were $14.5 million, $12.0 million and $10.8 million and the net interest component was $3.6 million, $4.6 million and $5.4 million each for the years 1996, 1995 and 1994, respectively.

    MidAmerican's payments for the debt principal portion of the power purchase contract obligation and the DOE enrichment plant decontamination and decommissioning payments are $13.7 million, $14.4 million, $15.0 million, $15.8 million and $16.6 million for 1997 through 2001, respectively, and $35.7 million for 2002 through 2004.

    (D)  DECOMMISSIONING COSTS:

    Based on site-specific decommissioning studies that include decontamination, dismantling, site restoration and dry fuel storage cost, MidAmerican's share of expected decommissioning costs for Cooper and Quad Cities, in 1996 dollars, is $440 million. In Illinois, nuclear decommissioning costs are included in customer billings through a mechanism that permits annual adjustments. Such costs are reflected as base rates in Iowa tariffs.

    For purposes of developing a decommissioning funding plan for Cooper, NPPD assumes that decommissioning costs will escalate at an annual rate of 4.0%. Although Cooper's operating license expires in 2014, the funding plan assumes decommissioning will start in 2004, the currently anticipated plant shutdown date.

    As of December 31, 1996, MidAmerican's share of funds set aside by NPPD in internal and external accounts for decommissioning was $62.9 million. In addition, the funding plan also assumes various funds and reserves currently held to satisfy NPPD Bond Resolution requirements will be available for plant decommissioning costs after the bonds are retired in early 2004. The funding schedule assumes a long-term return on funds in the trust of 6.3% annually. Certain funds will be required to be invested on a short-term basis when decommissioning begins and are assumed to earn

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(4) COMMITMENTS AND CONTINGENCIES: (CONTINUED) at a rate of 4.0% annually. NPPD is recognizing decommissioning costs over the expected service life of the plant, and 50% of the costs are included as a component of MidAmerican's power purchased costs. The Cooper decommissioning component of MidAmerican's payments to NPPD were $9.9 million, $8.9 million and $8.9 million for the years 1996, 1995, and 1994, respectively, and are included in Other Operating Expenses in the Consolidated Statements of Income. Earnings from the internal and external trust funds, which are recognized by NPPD as the owner of the plant, are tax exempt and serve to reduce future funding requirements.

    An external trust has been established for the investment of funds for decommissioning the Quad Cities units. The total accrued balance as of December 31, 1996, was $76.3 million and is included in Other Liabilities and a like amount is reflected in Investments and represents the value of the assets held in the trust.

    MidAmerican's provision for depreciation includes costs for Quad Cities nuclear decommissioning of $8.6 million, $8.6 million and $9.1 million for 1996, 1995 and 1994, respectively. The provision charged to expense is equal to the funding that is being collected in rates. The decommissioning funding component of MidAmerican's Illinois tariffs assumes that decommissioning costs, related to the Quad Cities unit, will escalate at an annual rate of 5.3% and the assumed annual return on funds in the trust is 6.5%. The Quad Cities decommissioning funding component of MidAmerican's Iowa tariffs assumes that decommissioning costs will escalate at an annual rate of 6.3% and the assumed annual return on funds in the trust is 6.5%. Earnings on the assets in the trust fund were $3.5 million, $2.5 million and $2.2 million for 1996, 1995 and 1994, respectively.

    (E)  NUCLEAR INSURANCE:

    MidAmerican maintains financial protection against catastrophic loss associated with its interest in Quad Cites and Cooper through a combination of insurance purchased by NPPD (the owner and operator of Cooper) and Commonwealth Edison (the joint owner and operator of Quad Cities), insurance purchased directly by MidAmerican, and the mandatory industry-wide loss funding mechanism afforded under the Price-Anderson Amendments Act of 1988. The coverage falls into three categories: nuclear liability, property coverage and nuclear worker liability.

    NPPD and Commonwealth Edison each purchase nuclear liability insurance in the maximum available amount of $200 million. In accordance with the Price-Anderson Amendments Act of 1988, excess liability protection above that amount is provided by a mandatory industry-wide program under which the owners of nuclear generating facilities could be assessed for liability incurred due to a serious nuclear incident at any commercial nuclear reactor in the United States. Currently, MidAmerican's maximum potential share of such an assessment is $79.3 million per incident, payable in installments not to exceed $10 million annually.

    The property coverage provides for property damage, stabilization and decontamination of the facility, disposal of the decontaminated material and premature decommissioning. For Quad Cities, Commonwealth Edison purchases primary and excess property insurance protection for the combined interest in Quad Cities totalling $2.1 billion. For Cooper, NPPD purchases primary property insurance in the amount of $500 million. Additionally, MidAmerican and NPPD separately purchase coverage for their respective obligation of $1.125 billion each in excess of the $500 million primary layer purchased by NPPD. This structure provides that both MidAmerican and NPPD are covered for their respective 50% obligation in the event of a loss totalling $2.75 billion. MidAmerican also directly purchases extra expense/business interruption coverage to cover the cost of replacement power and/or other continuing costs in the event of a covered accidental outage at Cooper or Quad Cities. The

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(4) COMMITMENTS AND CONTINGENCIES: (CONTINUED) coverages purchased directly by MidAmerican, and the primary and excess property coverages purchased by Commonwealth Edison, contain provisions for retrospective premium assessments should two or more full policy-limit losses occur in one policy year. Currently, the maximum retrospective amounts that could be assessed against MidAmerican from industry mutual insurance companies for its obligations associated with Cooper and Quad Cities combined total $13.8 million.

    The master nuclear worker liability coverage is an industry-wide policy with an aggregate limit of $200 million for the nuclear industry as a whole, which is in effect to cover tort claims of workers as a result of radiation exposure on or after January 1, 1988. MidAmerican's share, based on its interest in Cooper and Quad Cities, of a maximum potential share of a retrospective assessment under this program is $3.0 million.

    (F)  COAL AND NATURAL GAS CONTRACT COMMITMENTS:

    MidAmerican has entered into supply and related transportation contracts for its fossil-fueled generating stations. The contracts, with expiration dates ranging from 1997 to 2003, require minimum payments of $68 million, $36 million, $26 million, $19 million and $20 million for the years 1997 through 2001, respectively, and $12 million for the total of the two years thereafter. The Company expects to supplement these coal contracts with spot market purchases to fulfill its future fossil fuel needs.

    The Company has entered into various natural gas supply and transportation contracts for its utility operations. The minimum commitments under these contracts are $91 million, $78 million, $43 million, $22 million and $19 million for the years 1997 through 2001, respectively, and $82 million for the total of the years thereafter. During 1993 FERC Order 636 became effective, requiring interstate pipelines to restructure their services. The pipelines will recover the transition costs related to Order 636 from the local distribution companies. The Company has recorded a liability and regulatory asset for the transition costs which are being recovered by the Company through the purchased gas adjustment clause. The unrecovered balance recorded by the Company as of December 31, 1996, was $25 million.

(5) COMMON SHAREHOLDERS' EQUITY:
    Common shares outstanding changed during the years ended December 31 as shown in the table below (in thousands):

                                          1996                    1995                    1994
                                 ----------------------  ----------------------  ----------------------
                                   AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT      SHARES
                                 -----------  ---------  -----------  ---------  -----------  ---------
Balance, beginning of year.....  $   801,227    100,752  $   786,420     99,687  $   759,120     97,782
Changes due to:
  Issuance of common shares....      --          --           15,083      1,065       27,760      1,911
  Accrued stock options........          623     --          --          --          --          --
  Capital stock expense........         (419)    --             (276)    --             (377)    --
  Other........................      --          --          --          --              (83)        (6)
                                 -----------  ---------  -----------  ---------  -----------  ---------
Balance, end of year...........  $   801,431    100,752  $   801,227    100,752  $   786,420     99,687
                                 -----------  ---------  -----------  ---------  -----------  ---------
                                 -----------  ---------  -----------  ---------  -----------  ---------

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(6) RETIREMENT PLANS:
    The Company has noncontributory defined benefit pension plans covering substantially all employees. Benefits under the plans are based on participants' compensation, years of service and age at retirement.

    Funding is based upon the actuarially determined costs of the plans and the requirements of the Internal Revenue Code and the Employee Retirement Income Security Act. MidAmerican has been allowed to recover funding contributions in rates.

    Net periodic pension cost includes the following components for the years ended December 31 (in thousands):

                                                                       1996        1995        1994
                                                                    ----------  ----------  ----------
Service cost-benefit earned during the period.....................  $   12,323  $    9,817  $   13,241
Interest cost on projected benefit obligation.....................      31,109      27,934      26,822
Decrease in pension costs from actual return on assets............     (58,460)    (63,593)     (7,835)
Net amortization and deferral.....................................      26,223      32,126     (21,030)
One-time charge...................................................      --          15,683      --
Regulatory deferral of incurred cost..............................         568     (10,470)     (2,871)
                                                                    ----------  ----------  ----------
Net periodic pension cost.........................................  $   11,763  $   11,497  $    8,327
                                                                    ----------  ----------  ----------
                                                                    ----------  ----------  ----------

    During 1995, the Company incurred a one-time charge of $15.7 million related to the early retirement portion of its restructuring plan. Of such cost, $3.0 million was charged to expense and the remaining amount was deferred for future recovery through the regulatory process.

    The plan assets are stated at fair market value and are primarily comprised of insurance contracts, United States government debt and corporate equity securities. The plans in which accumulated benefits exceed assets consist entirely of nonqualified defined benefit plans. Although the plans have no assets, the Company purchases corporate owned life insurance to provide funding for the

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(6) RETIREMENT PLANS: (CONTINUED)
future cash requirements. The cash value of such insurance was $17.3 million and $14.5 million at December 31, 1996 and 1995, respectively. The following table presents the funding status of the plans and amounts recognized in the Consolidated Balance Sheets as of December 31 (dollars in thousands):

                                                                                PLANS IN WHICH:
                                                               --------------------------------------------------
                                                                     ASSETS EXCEED          ACCUMULATED BENEFITS
                                                                  ACCUMULATED BENEFITS         EXCEED ASSETS
                                                               --------------------------  ----------------------
                                                                   1996          1995         1996        1995
                                                               ------------  ------------  ----------  ----------
Actuarial present value of benefit obligations:
  Vested benefit obligation..................................  $   (298,237) $   (293,985) $  (36,574) $  (32,429)
  Nonvested benefit obligation...............................        (3,454)       (7,516)     (1,925)       (816)
                                                               ------------  ------------  ----------  ----------
  Accumulated benefit obligation.............................      (301,691)     (301,501)    (38,499)    (33,245)
  Provision for future pay increases.........................       (79,790)      (94,633)     (8,733)     (5,455)
                                                               ------------  ------------  ----------  ----------
  Projected benefit obligation...............................      (381,481)     (396,134)    (47,232)    (38,700)
Plan assets at fair value....................................       427,828       385,598      --          --
                                                               ------------  ------------  ----------  ----------
Projected benefit obligation (greater) less than plan
 assets......................................................        46,347       (10,536)    (47,232)    (38,700)
Unrecognized prior service cost..............................        18,636       (15,866)     21,544       2,884
Unrecognized net loss (gain).................................       (63,173)       29,541      --           9,431
Unrecognized net transition asset............................       (18,929)      (21,521)     --          --
Other........................................................       --            --          (12,811)     (6,860)
                                                               ------------  ------------  ----------  ----------
Pension liability recognized in the Consolidated Balance
 Sheets......................................................  $    (17,119) $    (18,382) $  (38,499) $  (33,245)
                                                               ------------  ------------  ----------  ----------
                                                               ------------  ------------  ----------  ----------


                                                                   1996                       1995
                                                               ------------                ----------
Assumptions used were:
  Discount rate..............................................          7.5%                      7.0%
  Rate of increase in compensation levels....................          5.0%                      5.0%
  Weighted average expected long-term rate of return on
   assets....................................................          9.0%                      8.9%

    The Company currently provides certain health care and life insurance benefits for retired employees. Under the plans, substantially all of the Company's employees may become eligible for these benefits if they reach retirement age while working for the Company. However, the Company retains the right to change these benefits anytime at its discretion.

    In January 1993, the Company adopted SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions. The Company began expensing these costs on an accrual basis for its Illinois customers and certain of its Iowa customers in 1993 and including provisions for such costs in rates for these customers. For its remaining Iowa customers, the Company deferred the portion of these costs above the "pay-as-you-go" amount already included in rates until recovery on an accrual basis was established in 1995. The Company is currently amortizing the deferral, expensing the SFAS No. 106 accrual and including provisions for these costs in rates.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(6) RETIREMENT PLANS: (CONTINUED)
    Net periodic postretirement benefit cost includes the following components for the year ended December 31 (in thousands):

                                                                         1996       1995       1994
                                                                       ---------  ---------  ---------
Service cost-benefit earned during the period........................  $   2,118  $   1,583  $   2,147
Interest cost........................................................      8,341      7,185      7,221
Increase (decrease) in benefit cost from actual return on assets.....     (1,598)    (2,090)       894
Amortization of unrecognized transition obligation...................      5,291      5,291      5,442
Other................................................................       (297)      (262)    (1,991)
One-time charge for early retirement.................................     --          4,353     --
Regulatory recognition of incurred cost..............................      5,112      5,140     (6,218)
                                                                       ---------  ---------  ---------
Net periodic postretirement benefit cost.............................  $  18,967  $  21,200  $   7,495
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

    During 1995, the Company recorded a one-time expense of $4.4 million related to the early retirement portion of its restructuring plan.

    The Company has established external trust funds to meet its expected postretirement benefit obligations. The trust funds are comprised primarily of guaranteed rate investment accounts and money market investment accounts. A reconciliation of the funded status of the plan to the amounts realized as of December 31 is presented below (dollars in thousands):

                                                                                  1996          1995
                                                                              ------------  ------------
Accumulated present value of benefit obligations:
  Retiree benefit obligation................................................  $    (78,935) $    (67,488)
  Active employees fully eligible for benefits..............................        (2,798)       (5,904)
  Other active employees....................................................       (34,772)      (33,949)
                                                                              ------------  ------------
  Accumulated benefit obligation............................................      (116,505)     (107,341)
Plan assets at fair value...................................................        36,783        26,916
                                                                              ------------  ------------
Accumulated benefit obligation greater than plan assets.....................       (79,722)      (80,425)
Unrecognized net gain.......................................................        (8,810)      (13,880)
Unrecognized transition obligation..........................................        84,662        89,952
                                                                              ------------  ------------
Postretirement benefit liability recognized in the Consolidated Balance
 Sheets.....................................................................  $     (3,870) $     (4,353)
                                                                              ------------  ------------
                                                                              ------------  ------------

Assumptions used were:
  Discount rate.............................................................           7.5%          7.0%
  Weighted average expected long-term rate of return on assets (after
   taxes)...................................................................           6.7%          6.4%

    For purposes of calculating the postretirement benefit obligation, it is assumed that health care costs for covered individuals prior to age 65 will increase by 11.0% in 1997, and that the rate of increase thereafter will decline by 1.0% annually to an ultimate rate of 5.5% by the year 2002. For covered individuals age 65 and older, it is assumed that health care costs will increase by 8.0% in 1997, and that the rate of increase thereafter will decline by 1.0% annually to an ultimate rate of 5.5% by the year 2000.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(6) RETIREMENT PLANS: (CONTINUED)
    If the assumed health care trend rates used to measure the expected cost of benefits covered by the plans were increased by 1%, the total service and interest cost would increase by $1.3 million and the accumulated postretirement benefit obligation would increase by $11.9 million.

    The Company sponsors defined contribution pension plans (401(k) plans) covering substantially all employees. The Company's contributions to the plans, which are based on the participants level of contribution and cannot exceed four percent of the participants salaries or wages, were $4.4 million, $3.7 million and $3.6 million for 1996, 1995 and 1994, respectively.

(7) SHORT-TERM BORROWING:
    Interim financing of working capital needs and the construction program may be obtained from the sale of commercial paper or short-term borrowing from banks. Information regarding short-term debt follows (dollars in thousands):

                                                                                1996         1995         1994
                                                                             -----------  -----------  -----------
Balance at year-end........................................................  $   161,990  $   184,800  $   124,500
Weighted average interest rate on year-end balance.........................          5.4%         5.7%         6.1%
Average daily amount outstanding during the year...........................  $   151,318  $   114,036  $   105,728
Weighted average interest rate on average daily amount outstanding during
 the year..................................................................          5.5%         6.0%         4.4%

    MidAmerican has authority from FERC to issue short-term debt in the form of commercial paper and bank notes aggregating $400 million. As of December 31, 1996, MidAmerican had a $250 million revolving credit facility agreement and a $10 million line of credit and Holdings had a $20 million line of credit. MidAmerican's commercial paper borrowings are supported by the revolving credit facility and the line of credit.

(8) RATE MATTERS:
    On June 4, 1996, MidAmerican filed an electric pricing proposal in Iowa and Illinois. The proposal would provide MidAmerican more flexibility to negotiate with customers who have service options and mitigate strandable costs. The proposal would also reduce regulatory lag in implementing new tariff services and prices. As part of the proposal, MidAmerican would reduce electric revenues, on a graduated basis, to the level of approximately $25 million annually within five years and eliminate automatic fuel adjustment clauses. The price reductions, possible due to merger and restructuring related cost savings, reduce price disparity within customer classes and would move MidAmerican closer to prices that it believes can be sustained in a competitive market.

    On October 15, 1996, the ICC ordered MidAmerican to reduce rates for its Illinois customers by 10%, or $13.1 million annually, effective November 3, 1996, and commenced an investigation into the reasonableness of MidAmerican's rates. MidAmerican negotiated termination of the proceeding to reduce rates and withdraw its electric pricing proposal. The negotiated termination of the rate proceeding left in place the initial $13.1 million annual reduction and included a second price reduction of $2.4 million to be effective on June 1, 1997.

    On August 1, 1996, the Iowa Office of Consumer Advocate (OCA) requested the IUB to order MidAmerican to reduce its Iowa electric rates by 10.7%, or approximately $101 million annually, in electric revenues. On September 6, 1996, the IUB docketed the OCA request and initiated an investigation into MidAmerican's rates. The IUB also consolidated the investigation with MidAmerican's alternative regulation and pricing proposal for purposes of the hearings scheduled to begin in January 1997. Effective November 1, 1996, MidAmerican reduced its electric rates in Iowa $8.7 million annually to the levels in its pricing proposal filed on June 4, 1996.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(8) RATE MATTERS: (CONTINUED)
    In January 1997, a settlement agreement between MidAmerican, the OCA and other parties to the proceeding was negotiated. The agreement, which includes a number of characteristics of MidAmerican's pricing proposal, is subject to approval by the IUB. The agreement includes a tracking mechanism to currently recover the cost of Cooper capital improvements. After reflecting the effect of the Cooper tracking mechanism, prices for residential customers would be reduced $20 million annually by June 1, 1998, including the November 1, 1996, reduction. Rates for commercial and industrial customers would be reduced a total of $10 million annually by June 1, 1998, through pilot projects, negotiated rates with individual customers and, if needed, a base rate reduction effective June 1, 1998.

    In addition, the agreement accepts MidAmerican's proposal to eliminate the energy adjustment clause (EAC) which currently is the mechanism through which fuel costs are collected from Iowa customers. The EAC flows the cost of fuel to customers on a current basis, and thus, fuel costs have little impact on net income. Prospectively, base rates for Iowa customers would include a factor for recovery of a representative level of fuel costs. To the extent actual fuel costs vary from that factor, pre-tax earnings would be impacted. The fuel cost factor would be reviewed in February 1999 and adjusted prospectively if actual fuel costs vary 15% above or below the agreed factor.

    Under the agreement, if MidAmerican's return on common equity exceeds 12%, then a sharing between customers and shareholders begins, and if it exceeds 14%, then a portion of MidAmerican's share would be used for accelerated recovery of certain regulatory assets. The agreement permits MidAmerican to file for increased rates if the return falls below 9%. Other parties signing the agreement are prohibited from filing for reduced rates prior to 2001 unless the return, after reflecting credits to customers, exceeds 14%.

    As of December 31, 1996, MidAmerican had a $2.6 million liability recorded for the portion of its Iowa electric revenues between August 1, 1996, and October 31, 1996, that were in excess of those included in the pricing proposal.

(9) DISCONTINUED OPERATIONS:
    In the third quarter of 1996, the Company announced the discontinuation of certain nonstrategic businesses in support of its strategy of becoming a leading regional energy and complementary services provider. In November of 1996, the Company signed a definitive agreement with KCS Energy, Inc. (KCS) to sell an oil and gas exploration and development subsidiary and completed the sale on January 3, 1997. The Company recorded an after-tax loss of $7.1 million for the disposition in 1996. The Company has also announced its plan to divest a subsidiary that developed and continues to operate a computerized information system facilitating the real-time exchange of power in the electric industry. The Company expects the disposition to occur during the first half of 1997 and has recorded a $4.0 million estimated after-tax loss on disposal in the third quarter of 1996. The Company reflected as discontinued operations at September 30, 1994, all activities of a subsidiary that constructed generating facilities and a subsidiary that constructed electric distribution and transmission systems. Essentially all of the assets of the construction subsidiaries have been sold but some remaining activity has been recorded in the periods reported. In addition, in the third quarter of 1996 the Company received a final settlement from the sale of a coal mining subsidiary which was reflected as a discontinued operation by a predecessor company in 1982. The final settlement, which resulted in an after-tax loss of $3.3 million, included the reacquisition of preferred equity by the buyer and the settlement of reclamation reserves.

    Proceeds received from the disposition of the oil and gas subsidiary included $210 million in cash and 435,000 warrants to purchase KCS common stock. The warrants were valued at $6 million.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(9) DISCONTINUED OPERATIONS: (CONTINUED)
Proceeds received from the disposition of the construction subsidiaries and the coal mining subsidiary settlement were $4 million and $15 million, respectively. Net assets of the discontinued operations are separately presented on the Consolidated Balance Sheets as Investment in Discontinued Operations. Revenues from discontinued activities, as well as the results of operations and the estimated loss on the disposal of discontinued operations for the years ended December 31 are as follows (in thousands):

                                                                       1996        1995        1994
                                                                    -----------  ---------  -----------
OPERATING REVENUES................................................  $   233,952  $  81,637  $   129,643
                                                                    -----------  ---------  -----------
                                                                    -----------  ---------  -----------

INCOME FROM OPERATIONS
  Income before income taxes......................................  $     1,638  $   4,704  $     1,841
  Income tax benefit (expense)....................................          479     (1,645)        (985)
                                                                    -----------  ---------  -----------
  Income from Operations..........................................  $     2,117  $   3,059  $       856
                                                                    -----------  ---------  -----------
                                                                    -----------  ---------  -----------

LOSS ON DISPOSAL
  Income before income taxes......................................  $     9,047  $  --      $   (11,576)
  Income tax benefit (expense)....................................      (23,879)    --            7,811
                                                                    -----------  ---------  -----------
  Loss on Disposal................................................  $   (14,832) $  --      $    (3,765)
                                                                    -----------  ---------  -----------
                                                                    -----------  ---------  -----------

(10) CONCENTRATION OF CREDIT RISK:
    The Company's electric utility operations serve 555,000 customers in Iowa, 84,000 customers in western Illinois and 3,000 customers in southeastern South Dakota. The Company's gas utility operations serve 480,000 customers in Iowa, 65,000 customers in western Illinois, 61,000 customers in southeastern South Dakota and 4,000 customers in northeastern Nebraska. The largest communities served by the Company are the Iowa and Illinois Quad-Cities; Des Moines, Sioux City, Cedar Rapids, Waterloo, Iowa City and Council Bluffs, Iowa; and Sioux Falls, South Dakota. The Company's utility operations grant unsecured credit to customers, substantially all of whom are local businesses and residents. As of December 31, 1996, billed receivables from the Company's utility customers totalled $146 million.

    MidAmerican Capital has investments in preferred stocks of companies in the utility industry. As of December 31, 1996, the total cost of these investments was $132 million.

    MidAmerican Capital has entered into leveraged lease agreements with companies in the airline industry. As of December 31, 1996, the receivables under these agreements totalled $37 million.

(11) PREFERRED SHARES:
    During 1996, MidAmerican redeemed all shares of the $1.7375 Series of preferred stock. The redemptions were made at a premium, which resulted in a charge to net income of $1.6 million.

    During 1994, MidAmerican redeemed all of its outstanding $4.36 Series, $4.22 Series and $7.50 Series preferred shares. The redemptions were made at a premium, which resulted in a charge to net income of $0.3 million.

    The $5.25 Series Preferred Shares, which are not redeemable prior to November 1, 1998 for any purpose, are subject to mandatory redemption on November 1, 2003 at $100 per share. The $7.80 Series Preferred Shares have sinking fund requirements under which 66,600 shares will be redeemed at $100 per share each May 1, beginning in 2001 through May 1, 2006.

    The total outstanding cumulative preferred stock of MidAmerican that is not subject to mandatory redemption requirements may be redeemed at the option of the Company at prices which, in the

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(11) PREFERRED SHARES: (CONTINUED)
aggregate, total $31.8 million. The aggregate total the holders of all preferred stock outstanding at December 31, 1996, are entitled to upon involuntary bankruptcy is $181.8 million plus accrued dividends. Annual dividend requirements for all preferred stock outstanding at December 31, 1996, total $12.3 million.

(12) SEGMENT INFORMATION:
    Information related to segments of the Company's business is as follows for the years ended December 31 (in thousands):

                                                                 1996           1995           1994
                                                             -------------  -------------  -------------
UTILITY
Electric:
  Operating revenues.......................................  $   1,099,008  $   1,094,647  $   1,021,660
  Cost of fuel, energy and capacity........................        234,317        230,261        213,987
  Depreciation and amortization expense....................        140,939        136,324        132,886
  Other operating expenses.................................        424,594        459,344        438,811
                                                             -------------  -------------  -------------
  Operating income.........................................  $     299,158  $     268,718  $     235,976
                                                             -------------  -------------  -------------
                                                             -------------  -------------  -------------

Gas:
  Operating revenues.......................................  $     536,753  $     459,588  $     492,015
  Cost of gas sold.........................................        345,014        279,025        326,782
  Depreciation and amortization expense....................         23,653         22,626         21,343
  Other operating expenses.................................        106,831        122,017        111,644
                                                             -------------  -------------  -------------
  Operating income.........................................  $      61,255  $      35,920  $      32,246
                                                             -------------  -------------  -------------
                                                             -------------  -------------  -------------

Operating income...........................................  $     360,413  $     304,638  $     268,222
Other income (expense).....................................          3,998         (4,074)        (3,712)
Fixed charges..............................................         96,753         92,036         87,157
                                                             -------------  -------------  -------------
Income from continuing operations before income taxes......        267,658        208,528        177,353
Income taxes...............................................        112,927         84,098         66,759
                                                             -------------  -------------  -------------
Income from continuing operations..........................  $     154,731  $     124,430  $     110,594
                                                             -------------  -------------  -------------
                                                             -------------  -------------  -------------

Capital Expenditures --
  Electric.................................................  $     116,243  $     133,490  $     164,870
  Gas......................................................         37,955         57,281         46,799

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(12) SEGMENT INFORMATION: (CONTINUED)

                                                                 1996           1995           1994
                                                             -------------  -------------  -------------
NONREGULATED
  Revenues.................................................  $     236,851  $      95,106  $     117,550
  Cost of sales............................................        218,256         70,351         84,515
  Depreciation and amortization............................          4,854          6,010          6,935
  Other operating expenses.................................         30,516         31,029         29,830
                                                             -------------  -------------  -------------
  Operating income (loss)..................................        (16,775)       (12,284)        (3,730)
  Other income.............................................         14,874         15,734         37,084
  Fixed charges............................................         23,574         25,470         27,152
                                                             -------------  -------------  -------------
  Income (loss) from continuing operations before income
   taxes...................................................        (25,475)       (22,020)         6,202
  Income taxes.............................................        (14,505)       (17,295)        (6,302)
                                                             -------------  -------------  -------------
  Income (loss) from continuing operations.................  $     (10,970) $      (4,725) $      12,504
                                                             -------------  -------------  -------------
                                                             -------------  -------------  -------------
  Capital expenditures.....................................  $      55,788  $      12,881  $       9,095

ASSET INFORMATION
  Identifiable assets:
  Electric (a).............................................  $   2,954,324  $   2,947,832  $   2,915,749
  Gas (a)..................................................        692,993        699,539        683,704
  Used in overall utility operations.......................        114,545         30,084         46,143
  Nonregulated.............................................        601,065        615,342        557,052
  Investment in discontinued operations....................        196,356        177,300        186,246
                                                             -------------  -------------  -------------
    Total assets...........................................  $   4,559,283  $   4,470,097  $   4,388,894
                                                             -------------  -------------  -------------
                                                             -------------  -------------  -------------

------------------------
(a) Utility plant less accumulated provision for depreciation, receivables, inventories, nuclear decommissioning trust fund and regulatory assets.

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS:
    The following methods and assumptions were used to estimate the fair value of each class of financial instruments. Tariffs for the Company's utility services are established based on historical cost ratemaking. Therefore, the impact of any realized gains or losses related to financial instruments applicable to the Company's utility operations is dependent on the treatment authorized under future ratemaking proceedings.

    Cash and cash equivalents -- The carrying amount approximates fair value due to the short maturity of these instruments.

    Quad Cities nuclear decommissioning trust fund -- Fair value is based on quoted market prices of the investments held by the fund.

    Marketable securities -- Fair value is based on quoted market prices.

    Debt securities -- Fair value is based on the discounted value of the future cash flows expected to be received from such investments.

    Equity investments carried at cost -- Fair value is based on an estimate of the Company's share of partnership equity, offers from unrelated third parties or the discounted value of the future cash flows expected to be received from such investments.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS: (CONTINUED)
    Notes payable -- Fair value is estimated to be the carrying amount due to the short maturity of these issues.

    Preferred shares -- Fair value of preferred shares with mandatory redemption provisions is estimated based on the quoted market prices for similar issues.

    Long-term debt -- Fair value of long-term debt is estimated based on the quoted market prices for the same or similar issues or on the current rates offered to the Company for debt of the same remaining maturities. The following table presents the carrying amount and estimated fair value of certain financial instruments as of December 31 (in thousands):

                                                         1996                          1995
                                             ----------------------------  ----------------------------
                                               CARRYING                      CARRYING
                                                AMOUNT       FAIR VALUE       AMOUNT       FAIR VALUE
                                             -------------  -------------  -------------  -------------
Financial Instruments Owned by the Company:
  Equity investments carried at cost.......  $      95,339  $     273,311  $      58,972  $      61,316
Financial Instruments Issued by the
 Company:
  MidAmerican preferred securities; subject
   to mandatory redemption.................  $      50,000  $      52,920  $      50,000  $      52,800
  MidAmerican-obligated preferred
   securities; subject to mandatory
   redemption..............................  $     100,000  $     100,490  $    --        $    --
  Long-term debt, including current
   portion.................................  $   1,474,701  $   1,522,500  $   1,468,617  $   1,528,504

    Included in Equity Investments Carried at Cost is the Company's investment in Class A and Class B Common Stock of McLeod, Inc. (McLeod). The Class B Common Stock is convertible into Class A Common Stock. On June 14, 1996, McLeod made an initial public offering (the IPO) of its Class A Common Stock. As part of an investor agreement, the Company is prohibited from selling or otherwise disposing of any of the common stock of McLeod for a period of two years from the date of the IPO. The Company's investment in McLeod is considered restricted stock and, as such, is recorded at cost. At December 31, 1996, the carrying amount and fair value of this investment were $46.3 million and $218.3 million, respectively.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS: (CONTINUED)

    The amortized cost, gross unrealized gain and losses and estimated fair value of investments in debt and equity securities at December 31 are as follows (in thousands):

                                                                              1996
                                                       --------------------------------------------------
                                                        AMORTIZED   UNREALIZED   UNREALIZED
                                                          COST         GAINS       LOSSES     FAIR VALUE
                                                       -----------  -----------  -----------  -----------
Available-for-sale:
  Equity securities..................................  $   208,226   $   4,883    $  (8,325)  $   204,784
  Municipal bonds....................................       41,800       3,041         (356)       44,485
  U.S. Government securities.........................       26,814         137         (157)       26,794
  Cash equivalents...................................       11,152      --           --            11,152
                                                       -----------  -----------  -----------  -----------
                                                       $   287,992   $   8,061    $  (8,838)  $   287,215
                                                       -----------  -----------  -----------  -----------
                                                       -----------  -----------  -----------  -----------

Held-to-maturity:
  Equity securities..................................  $     6,435   $  --        $    (196)  $     6,239
  Debt securities....................................       15,445         252       --            15,697
                                                       -----------  -----------  -----------  -----------
                                                       $    21,880   $     252    $    (196)  $    21,936
                                                       -----------  -----------  -----------  -----------
                                                       -----------  -----------  -----------  -----------


                                                                              1995
                                                       --------------------------------------------------
                                                        AMORTIZED   UNREALIZED   UNREALIZED
                                                          COST         GAINS       LOSSES     FAIR VALUE
                                                       -----------  -----------  -----------  -----------
Available-for-sale:
  Equity securities..................................  $   254,066   $   7,132    $  (9,278)  $   251,920
  Municipal Bonds....................................       38,098       3,228         (210)       41,116
  U. S. Government securities........................       18,402         355       --            18,757
  Cash equivalents...................................       13,000      --           --            13,000
                                                       -----------  -----------  -----------  -----------
                                                       $   323,566   $  10,715    $  (9,488)  $   324,793
                                                       -----------  -----------  -----------  -----------
                                                       -----------  -----------  -----------  -----------

Held-to-maturity:
  Equity securities..................................  $    11,389   $  --        $    (786)  $    10,603
  Debt securities....................................       19,440          31         (921)       18,550
                                                       -----------  -----------  -----------  -----------
                                                       $    30,829   $      31    $  (1,707)  $    29,153
                                                       -----------  -----------  -----------  -----------
                                                       -----------  -----------  -----------  -----------

    At December 31, 1996, the debt securities held by the Company had the following maturities (in thousands):

                                                             AVAILABLE FOR SALE       HELD TO MATURITY
                                                           ----------------------  ----------------------
                                                            AMORTIZED     FAIR      AMORTIZED     FAIR
                                                              COST        VALUE       COST        VALUE
                                                           -----------  ---------  -----------  ---------
Within 1 year............................................   $   1,361   $   1,313   $      72   $      76
1 through 5 years........................................      23,847      23,765      10,262      10,420
5 through 10 years.......................................      28,564      30,100       2,812       2,828
Over 10 years............................................      14,842      16,101       2,299       2,373

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS: (CONTINUED)

    During 1996, the Company sold a portion of its held-to-maturity securities due to a significant deterioration in the issuer's credit worthiness. Such securities had a carrying value of $4.8 million and proceeds from the sale were $4.3 million.

    During 1995, the Company reevaluated the classification of its classified as held-to-maturity and available-for-sale securities in accordance with the Financial Accounting Standards Board's Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities. As a result, certain securities, with a total amortized cost of $33.1 million and a market value of $33.8 million, were transferred from securities classified as held-to-maturity to available-for-sale securities.

    The proceeds and the gross realized gains and losses on the disposition of investments held by the Company for the years ended December 31, are as follows (in thousands):

                                                                      1996         1995         1994
                                                                   -----------  -----------  -----------
Proceeds from sales..............................................  $   250,772  $   106,910  $   135,769
Gross realized gains.............................................        9,920        3,923       10,338
Gross realized losses............................................       (7,950)      (3,082)      (5,234)

(14) INCOME TAX EXPENSE:
    Income tax expense from continuing operations includes the following for the years ended December 31 (in thousands):

                                                                         1996        1995       1994
                                                                      -----------  ---------  ---------
Current
  Federal...........................................................  $    80,165  $  54,430  $  20,874
  State.............................................................       22,100     13,330      5,500
                                                                      -----------  ---------  ---------
                                                                          102,265     67,760     26,374

Deferred
  Federal...........................................................        2,627      5,750     35,242
  State.............................................................         (264)     1,470      5,796
                                                                      -----------  ---------  ---------
                                                                            2,363      7,220     41,038
Investment tax credit, net..........................................       (6,206)    (8,177)    (6,955)
                                                                      -----------  ---------  ---------
  Total.............................................................  $    98,422  $  66,803  $  60,457
                                                                      -----------  ---------  ---------
                                                                      -----------  ---------  ---------

    Included in Deferred Income Taxes in the Consolidated Balance Sheets as of December 31 are deferred tax assets and deferred tax liabilities as follows (in thousands):

                                                                                   1996         1995
                                                                                -----------  -----------
Deferred tax assets
  Related to:
    Investment tax credits....................................................  $    61,349  $    63,374
    Unrealized losses.........................................................       12,034        7,548
    Pensions..................................................................       17,648       17,938
    AMT credit carry forward..................................................       10,188       18,738
    Nuclear reserves and decommissioning......................................        8,233        8,367
    Other.....................................................................        5,839        7,186
                                                                                -----------  -----------
      Total...................................................................  $   115,291  $   123,151
                                                                                -----------  -----------
                                                                                -----------  -----------

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(14) INCOME TAX EXPENSE: (CONTINUED)

                                                                                   1996         1995
                                                                                -----------  -----------
Deferred tax liabilities
  Related to:
    Depreciable property......................................................  $   575,495  $   546,827
    Income taxes recoverable through future rates.............................      201,998      207,631
    Energy efficiency.........................................................       44,734       28,616
    Reacquired debt...........................................................       14,265       17,595
    FERC Order 636............................................................        9,023       16,073
    Other.....................................................................       22,112       30,996
                                                                                -----------  -----------
      Total...................................................................  $   867,627  $   847,738
                                                                                -----------  -----------
                                                                                -----------  -----------

    The following table is a reconciliation between the effective income tax rate, before preferred stock dividends of subsidiary, indicated by the Consolidated Statements of Income and the statutory federal income tax rate for the years ended December 31:

                                                                                       1996       1995       1994
                                                                                     ---------  ---------  ---------
Effective federal and state income tax rate........................................         39%        34%        31%
Amortization of investment tax credit..............................................          2          4          4
Resolution of prior year tax issue.................................................     --         --              2
State income tax, net of federal income tax benefit................................         (6)        (5)        (4)
Dividends received deduction.......................................................          2          2          2
Other..............................................................................         (2)    --         --
                                                                                           ---        ---        ---
Statutory federal income tax rate..................................................         35%        35%        35%
                                                                                           ---        ---        ---
                                                                                           ---        ---        ---

(15) INVENTORIES:
    Inventories include the following amounts as of December 31 (in thousands):

                                                                                     1996       1995
                                                                                   ---------  ---------
Materials and supplies, at average cost..........................................  $  32,222  $  27,442
Coal stocks, at average cost.....................................................     32,293     32,163
Gas in storage, at LIFO cost.....................................................     23,915     21,883
Fuel oil, at average cost........................................................      1,264      1,523
Other............................................................................      1,170      2,224
                                                                                   ---------  ---------
  Total..........................................................................  $  90,864  $  85,235
                                                                                   ---------  ---------
                                                                                   ---------  ---------

    At December 31, 1996 prices, the current cost of gas in storage was $61.3 million.

(16) OTHER INFORMATION:
    The Company completed a merger-related restructuring plan during 1995. Other operating expenses in the Consolidated Statements of Income for 1995 includes $33.4 million related to the restructuring plan.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(16) OTHER INFORMATION: (CONTINUED)
    Non-Operating -- Other, Net, as shown on the Consolidated Statements of Income includes the following for the years ended December 31 (in thousands):

                                                                         1996        1995       1994
                                                                      ----------  ----------  ---------
Other-than-temporary declines in value of investments and other assets.............................................................  $  (15,566) $  (17,971) $  (1,791)
IES merger costs....................................................      (8,689)     --         --
Special purpose fund income.........................................       3,301       1,863      1,845
Energy efficiency carrying charges..................................       3,255       3,092      1,681
Gain on sale of cushion gas.........................................       3,182      --         --
Incentive gas purchase plan award...................................       2,677      --         --
Agency gas sales, net...............................................       1,840         228         (2)
Gain on reacquisition of long-term debt.............................       1,105      --         --
Gain on sale of assets, net.........................................         974       8,570      4,468
MidAmerican merger costs............................................      --          (4,624)    (4,510)
Allowance for equity funds used during construction.................      --             481        452
Income (loss) from equity method investments........................       2,510        (312)     2,712
Other...............................................................       1,391      (1,794)      (539)
                                                                      ----------  ----------  ---------
  Total.............................................................  $   (4,020) $  (10,467) $   4,316
                                                                      ----------  ----------  ---------
                                                                      ----------  ----------  ---------

(17) MIDAMERICAN-OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF MIDAMERICAN ENERGY FINANCING I:
    In December 1996, MidAmerican Energy Financing I (the Trust), a wholly-owned statutory business trust of MidAmerican, issued 4,000,000 shares of 7.98% Series MidAmerican-obligated mandatorily redeemable preferred securities (the Preferred Securities). The sole assets of the Trust are $103.1 million of MidAmerican 7.98% Series A Debentures due 2045 (the Debentures). There is a full and unconditional guarantee by MidAmerican of the Trust's obligations under the Preferred Securities. MidAmerican has the right to defer payments of interest on the Debentures by extending the interest payment period for up to 20 consecutive quarters. If interest payments on the Debentures are deferred, distributions on the Preferred Securities will also be deferred. During any deferral, distributions will continue to accrue with interest thereon and MidAmerican may not declare or pay any dividend or other distribution on, or redeem or purchase, any of its capital stock.

    The Debentures may be redeemed by MidAmerican on or after December 18, 2001, or at an earlier time if there is more than an insubstantial risk that interest paid on the Debentures will not be deductible for federal income tax purposes. If the Debentures, or a portion thereof, are redeemed, the Trust must redeem a like amount of the Preferred Securities. If a termination of the Trust occurs, the Trust will distribute to the holders of the Preferred Securities a like amount of the Debentures unless such a distribution is determined not to be practicable. If such determination is made, the holders of the Preferred Securities will be entitled to receive, out of the assets of the trust after satisfaction of its liabilities, a liquidation amount of $25 for each Preferred Security held plus accrued and unpaid distributions.

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(18) UNAUDITED QUARTERLY OPERATING RESULTS:

1996                                                          1ST QUARTER  2ND QUARTER  3RD QUARTER  4TH QUARTER
------------------------------------------------------------  -----------  -----------  -----------  -----------
                                                                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Operating revenues..........................................  $   507,596   $ 391,466    $ 434,678    $ 538,872
Operating income............................................      100,141      65,004       97,919       80,574
Income from continuing operations...........................       48,405      25,099       40,548       29,709
Income (loss) from discontinued operations..................        2,642       3,896      (17,992)      (1,261)
Earnings on common stock....................................       51,047      28,995       22,556       28,448

Earnings per average common share:
Income from continuing operations...........................  $      0.48   $    0.25    $    0.40    $    0.29
Income (loss) from discontinued operations..................         0.03        0.04        (0.18)       (0.01)
                                                              -----------  -----------  -----------  -----------
Earnings per average common share...........................  $      0.51   $    0.29    $    0.22    $    0.28
                                                              -----------  -----------  -----------  -----------
                                                              -----------  -----------  -----------  -----------


1995                                                          1ST QUARTER  2ND QUARTER  3RD QUARTER  4TH QUARTER
------------------------------------------------------------  -----------  -----------  -----------  -----------
                                                                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Operating revenues..........................................  $   447,985   $ 356,990    $ 420,002    $ 424,364
Operating income............................................       77,069      53,925       98,225       63,135
Income from continuing operations...........................       34,947      23,634       35,458       25,666
Income from discontinued operations.........................          349       1,274          322        1,114
Earnings on common stock....................................       35,296      24,908       35,780       26,780

Earnings per average common share:
Income from continuing operations...........................  $      0.35   $    0.24    $    0.35    $    0.26
Income from discontinued operations.........................      --             0.01         0.01         0.01
                                                              -----------  -----------  -----------  -----------
Earnings per average common share...........................  $      0.35   $    0.25    $    0.36    $    0.27
                                                              -----------  -----------  -----------  -----------
                                                              -----------  -----------  -----------  -----------

    The quarterly data reflect seasonal variations common in the utility industry.

                              REPORT OF MANAGEMENT

    Management is responsible for the preparation of the accompanying financial statements which have been prepared in conformity with generally accepted accounting principles. In the opinion of management, the financial position, results of operation and cash flows of the Company are reflected fairly in the statements. The statements have been audited by the Company's independent public accountants, Arthur Andersen LLP.

    The Company maintains a system of internal controls which is designed to provide reasonable assurance, on a cost effective basis, that transactions are executed in accordance with management's authorization, the financial statements are reliable and the Company's assets are properly accounted for and safeguarded. The Company's internal auditors continually evaluate and test the system of internal controls and actions are taken when opportunities for improvement are identified. Management believes that the system of internal controls is effective.

    The Audit Committee of the Board of Directors, the members of which are directors who are not employees of the Company, meets regularly with management, the internal auditors and Arthur Andersen LLP to discuss accounting, auditing, internal control and financial reporting matters. The Company's independent public accountants are appointed annually by the Board of Directors on recommendation of the Audit Committee. The internal auditors and Arthur Andersen LLP each have full access to the Audit Committee, without management representatives present.

                                          Stanley J. Bright
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                          Philip G. Lindner
                                          SENIOR VICE PRESIDENT AND
                                          CHIEF FINANCIAL OFFICER

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of MidAmerican Energy Holdings Company and Subsidiaries:

    We have audited the accompanying consolidated balance sheets and consolidated statements of capitalization of MidAmerican Energy Holdings Company (an Iowa corporation) and subsidiaries, as of December 31, 1996 and 1995, and the related consolidated statements of income, retained earnings and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MidAmerican Energy Holdings Company and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          Arthur Andersen LLP

Chicago, Illinois
January 24, 1997

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                    UNAUDITED FIVE-YEAR FINANCIAL STATISTICS

                                                        1996        1995        1994        1993        1992
                                                     ----------  ----------  ----------  ----------  ----------
Earnings per average common share --
Continuing operations:
  Utility operations...............................  $     1.54  $     1.24  $     1.12  $     1.29  $     0.82
  Nonregulated activities..........................       (0.11)      (0.05)       0.13        0.09       (0.03)
Discontinued operations............................       (0.13)       0.03       (0.03)       0.01        0.05
                                                     ----------  ----------  ----------  ----------  ----------
Earnings per average common share..................  $     1.30  $     1.22  $     1.22  $     1.39  $     0.84
                                                     ----------  ----------  ----------  ----------  ----------
                                                     ----------  ----------  ----------  ----------  ----------
Average shares of common stock outstanding (in
 thousands)........................................     100,752     100,401      98,531      97,762      95,430
Return on average common equity (%)................        10.6        10.1        10.1        11.6         7.1
Cash dividends declared per common share...........  $     1.20  $     1.18  $     1.17  $     1.17  $     1.28
Common dividend payout ratio (%)...................          92          97          96          84         152
Ratio of earnings to fixed charges --
  Holdings.........................................         3.3         2.8         2.8         2.8         1.9
  MidAmerican......................................         4.1         3.4         3.3         3.4         2.3
Ratio of earnings to fixed charges and Cooper
  Nuclear Station debt service --
    Holdings.......................................         3.1         2.7         2.7         2.8         1.8
    MidAmerican....................................         4.0         3.3         3.2         3.3         2.2
Quarterly earnings per average common share
 outstanding --
  1st quarter......................................  $     0.51  $     0.35  $     0.45  $     0.44  $     0.28
  2nd quarter......................................        0.29        0.25        0.22        0.22        0.13
  3rd quarter......................................        0.22        0.36        0.36        0.52        0.26
  4th quarter......................................        0.28        0.27        0.19        0.20        0.17

Total assets (in millions).........................  $    4,559  $    4,470  $    4,389  $    4,352  $    4,103

Capitalization (in millions) --
  Common shareholders' equity......................  $    1,240  $    1,226  $    1,204  $    1,181  $    1,160
  Preferred shares, not subject to mandatory
   redemption......................................          32          90          90         110          74
  Preferred shares, subject to mandatory
   redemption......................................         150          50          50          50          49
  Long-term debt (excluding current portion).......       1,395       1,403       1,398       1,341       1,369

Capitalization ratios % --
  Common shareholders' equity......................        44.0        44.3        43.9        44.0        43.8
  Preferred shares, not subject to mandatory
   redemption......................................         1.1         3.2         3.3         4.1         2.8
  Preferred shares, subject to mandatory
   redemption......................................         5.4         1.8         1.8         1.9         1.8
  Long-term debt (excluding current portion).......        49.5        50.7        51.0        50.0        51.6

Book value per common share at year-end............  $    12.31  $    12.17  $    12.08  $    12.07  $    11.86
Utility construction expenditures (in thousands)...  $  154,198  $  190,771  $  211,669  $  215,081  $  188,344
Net cash from utility operations less dividends as
 a % of construction...............................         127         108          99          86          85

Number of full-time employees --
  Utility..........................................       3,370       3,331       4,077       4,196       4,305
  Nonregulated.....................................         236         271         274         347         200

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
             UNAUDITED FIVE-YEAR CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                    YEARS ENDED DECEMBER 31
                                              --------------------------------------------------------------------
                                                  1996          1995          1994          1993          1992
                                              ------------  ------------  ------------  ------------  ------------
OPERATING REVENUES
Electric utility............................  $  1,099,008  $  1,094,647  $  1,021,660  $  1,002,970  $    936,027
Gas utility.................................       536,753       459,588       492,015       538,989       484,687
Nonregulated................................       236,851        95,106       117,550        85,997        41,866
                                              ------------  ------------  ------------  ------------  ------------
                                                 1,872,612     1,649,341     1,631,225     1,627,956     1,462,580
                                              ------------  ------------  ------------  ------------  ------------
OPERATING EXPENSES
Utility:
  Cost of fuel, energy and capacity.........       234,317       230,261       213,987       217,385       211,924
  Cost of gas sold..........................       345,014       279,025       326,782       366,049       326,097
  Other operating expenses..................       350,174       399,648       354,190       340,720       329,911
  Maintenance...............................        88,621        85,363       101,275       101,601        93,769
  Depreciation and amortization.............       164,592       158,950       154,229       150,822       144,646
  Property and other taxes..................        92,630        96,350        94,990        93,238        97,479
                                              ------------  ------------  ------------  ------------  ------------
                                                 1,275,348     1,249,597     1,245,453     1,269,815     1,203,826
                                              ------------  ------------  ------------  ------------  ------------
Nonregulated:
  Cost of sales.............................       218,256        70,209        84,515        57,907        14,411
  Other.....................................        35,370        37,181        36,765        32,296        33,184
                                              ------------  ------------  ------------  ------------  ------------
                                                   253,626       107,390       121,280        90,203        47,595
                                              ------------  ------------  ------------  ------------  ------------
Total operating expenses....................     1,528,974     1,356,987     1,366,733     1,360,018     1,251,421
                                              ------------  ------------  ------------  ------------  ------------
OPERATING INCOME............................       343,638       292,354       264,492       267,938       211,159
                                              ------------  ------------  ------------  ------------  ------------
NON-OPERATING INCOME
Interest income.............................         4,012         4,485         4,334         5,805         4,457
Dividend income.............................        16,985        16,954        17,087        17,601        17,353
Realized gains and losses on securities,
 net........................................         1,895           688         7,635         7,915         4,233
Other, net..................................        (4,020)      (10,467)        4,316        20,842       (10,387)
                                              ------------  ------------  ------------  ------------  ------------
                                                    18,872        11,660        33,372        52,163        15,656
                                              ------------  ------------  ------------  ------------  ------------
FIXED CHARGES
Interest on long-term debt..................       102,909       105,550       101,267       107,044       114,732
Other interest expense......................        10,941         9,449         6,446         5,066         5,899
Allowance for borrowed funds................        (4,212)       (5,552)       (3,955)       (2,186)       (2,162)
Preferred dividends of subsidiaries.........        10,689         8,059        10,551         8,367         8,735
                                              ------------  ------------  ------------  ------------  ------------
                                                   120,327       117,506       114,309       118,291       127,204
                                              ------------  ------------  ------------  ------------  ------------
INCOME FROM CONTINUING OPERATIONS BEFORE
 INCOME TAXES...............................       242,183       186,508       183,555       201,810        99,611
INCOME TAXES................................        98,422        66,803        60,457        67,485        24,566
                                              ------------  ------------  ------------  ------------  ------------
INCOME FROM CONTINUING OPERATIONS...........       143,761       119,705       123,098       134,325        75,045
INCOME (LOSS) FROM DISCONTINUED
 OPERATIONS.................................       (12,715)        3,059        (2,909)        1,159         5,099
                                              ------------  ------------  ------------  ------------  ------------
NET INCOME..................................  $    131,046  $    122,764  $    120,189  $    135,484  $     80,144
                                              ------------  ------------  ------------  ------------  ------------
                                              ------------  ------------  ------------  ------------  ------------
AVERAGE COMMON SHARES OUTSTANDING...........       100,752       100,401        98,531        97,762        95,430
EARNINGS PER COMMON SHARE
Continuing operations.......................  $       1.43  $       1.19  $       1.25  $       1.38  $       0.79
Discontinued operations.....................         (0.13)         0.03         (0.03)         0.01          0.05
                                              ------------  ------------  ------------  ------------  ------------
Earnings per average common share...........  $       1.30  $       1.22  $       1.22  $       1.39  $       0.84
                                              ------------  ------------  ------------  ------------  ------------
                                              ------------  ------------  ------------  ------------  ------------
DIVIDENDS DECLARED PER SHARE................  $       1.20  $       1.18  $       1.17  $       1.17  $       1.28
                                              ------------  ------------  ------------  ------------  ------------
                                              ------------  ------------  ------------  ------------  ------------

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                UNAUDITED FIVE-YEAR CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                       AS OF DECEMBER 31
                                              --------------------------------------------------------------------
                                                  1996          1995          1994          1993          1992
                                              ------------  ------------  ------------  ------------  ------------
ASSETS
UTILITY PLANT
Electric....................................  $  4,010,847  $  3,881,699  $  3,765,004  $  3,642,415  $  3,534,703
Gas.........................................       723,491       695,741       663,792       639,276       628,856
                                              ------------  ------------  ------------  ------------  ------------
                                                 4,734,338     4,577,440     4,428,796     4,281,691     4,163,559
Less accumulated depreciation and
 amortization...............................     2,153,058     2,027,055     1,885,870     1,801,668     1,680,033
                                              ------------  ------------  ------------  ------------  ------------
                                                 2,581,280     2,550,385     2,542,926     2,480,023     2,483,526
Construction work in progress...............        49,305       104,164       101,252       111,726        67,664
                                              ------------  ------------  ------------  ------------  ------------
                                                 2,630,585     2,654,549     2,644,178     2,591,749     2,551,190
                                              ------------  ------------  ------------  ------------  ------------
POWER PURCHASE CONTRACT.....................       190,897       212,148       221,998       248,643       243,146
                                              ------------  ------------  ------------  ------------  ------------
INVESTMENT IN DISCONTINUED OPERATIONS.......       196,356       177,300       186,246       168,907       118,163
                                              ------------  ------------  ------------  ------------  ------------
CURRENT ASSETS
Cash and cash equivalents...................        97,749        32,915        28,651        20,657        23,723
Receivables less reserves...................       312,930       228,128       196,814       216,157       218,258
Inventories.................................        90,864        85,235        92,248       100,675        98,608
Other.......................................        11,696        18,428        14,288        21,195        24,811
                                              ------------  ------------  ------------  ------------  ------------
                                                   513,239       364,706       332,001       358,684       365,400
                                              ------------  ------------  ------------  ------------  ------------
INVESTMENTS.................................       628,791       646,456       595,510       614,153       635,315
                                              ------------  ------------  ------------  ------------  ------------
OTHER ASSETS................................       399,415       414,938       408,961       369,937       190,206
                                              ------------  ------------  ------------  ------------  ------------
TOTAL ASSETS................................  $  4,559,283  $  4,470,097  $  4,388,894  $  4,352,073  $  4,103,420
                                              ------------  ------------  ------------  ------------  ------------
                                              ------------  ------------  ------------  ------------  ------------
CAPITALIZATION AND LIABILITIES
CAPITALIZATION
Common shareholders' equity.................  $  1,239,946  $  1,225,715  $  1,204,112  $  1,180,510  $  1,159,676
Preferred shares, not subject to mandatory
 redemption.................................        31,769        89,945        89,955       109,871        74,242
Preferred shares, subject to mandatory
 redemption.................................       150,000        50,000        50,000        50,000        48,625
Long-term debt (excluding current
 portion)...................................     1,395,103     1,403,322     1,398,255     1,341,003     1,368,784
                                              ------------  ------------  ------------  ------------  ------------
                                                 2,816,818     2,768,982     2,742,322     2,681,384     2,651,327
                                              ------------  ------------  ------------  ------------  ------------
CURRENT LIABILITIES
Notes payable...............................       161,990       184,800       124,500       173,035       120,244
Current portion of long-term debt...........        79,598        65,295        72,872        66,371        32,952
Current portion of power purchase
 contract...................................        13,718        13,029        12,080        10,830         8,065
Accounts payable............................       169,806       122,055       106,152       123,618       112,198
Taxes accrued...............................        82,254        81,898        91,653       110,923       101,585
Interest accrued............................        28,513        30,635        30,659        31,021        31,395
Other.......................................        30,229        46,267        44,974        49,470        53,050
                                              ------------  ------------  ------------  ------------  ------------
                                                   566,108       543,979       482,890       565,268       459,489
                                              ------------  ------------  ------------  ------------  ------------
OTHER LIABILITIES
Power purchase contract.....................        97,504       112,700       125,729       140,655       138,085
Deferred income taxes.......................       752,336       724,587       712,307       659,753       589,626
Investment tax credit.......................        88,842        95,041       100,871       106,729       113,846
Other.......................................       237,675       224,808       224,775       198,284       151,047
                                              ------------  ------------  ------------  ------------  ------------
                                                 1,176,357     1,157,136     1,163,682     1,105,421       992,604
                                              ------------  ------------  ------------  ------------  ------------
TOTAL CAPITALIZATION AND LIABILITIES........  $  4,559,283  $  4,470,097  $  4,388,894  $  4,352,073  $  4,103,420
                                              ------------  ------------  ------------  ------------  ------------
                                              ------------  ------------  ------------  ------------  ------------

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                UNAUDITED UTILITY FIVE-YEAR ELECTRIC STATISTICS

FOR THE YEARS ENDED DECEMBER 31                   1996         1995         1994         1993         1992
---------------------------------------------  -----------  -----------  -----------  -----------  -----------
REVENUES (in thousands)
Residential..................................  $   415,954  $   434,105  $   400,346  $   386,047  $   343,842
Small general service........................      237,466      252,427      253,703      242,205      236,292
Large general service........................      241,172      219,075      204,481      193,616      199,256
Other sales..................................       60,476       60,160       57,731       56,198       30,878
Sales for resale.............................      121,452      105,472       84,260      104,461      106,982
                                               -----------  -----------  -----------  -----------  -----------
    Total from electric sales................    1,076,520    1,071,239    1,000,521      982,527      917,250
Other electric revenue.......................       22,488       23,408       21,139       20,443       18,777
                                               -----------  -----------  -----------  -----------  -----------
    Total....................................  $ 1,099,008  $ 1,094,647  $ 1,021,660  $ 1,002,970  $   936,027
                                               -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------
KWH SALES (in thousands)
Residential..................................    4,652,031    4,767,608    4,500,265    4,475,883    4,098,567
Small general service........................    3,565,459    3,920,792    4,062,993    3,937,360    3,885,898
Large general service........................    6,067,325    5,351,933    5,091,685    4,851,493    4,993,213
Other........................................      988,022      957,463      938,620      930,117      470,444
Sales for resale.............................    6,727,326    5,509,161    3,605,092    5,566,208    6,386,957
                                               -----------  -----------  -----------  -----------  -----------
    Total....................................   22,000,163   20,506,957   18,198,655   19,761,061   19,835,079
                                               -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------
REVENUES AS A % OF TOTAL
Residential..................................         38.6         40.5         40.0         39.3         37.5
Small general service........................         22.1         23.6         25.4         24.7         25.7
Large general service........................         22.4         20.5         20.4         19.7         21.7
Other........................................          5.6          5.6          5.8          5.7          3.4
Sales for resale.............................         11.3          9.8          8.4         10.6         11.7
                                               -----------  -----------  -----------  -----------  -----------
    Total....................................        100.0        100.0        100.0        100.0        100.0
                                               -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------
SALES AS A % OF TOTAL
Residential..................................         21.1         23.2         24.7         22.7         20.6
Small general service........................         16.2         19.1         22.3         19.9         19.6
Large general service........................         27.6         26.1         28.0         24.5         25.2
Other........................................          4.5          4.7          5.2          4.7          2.4
Sales for resale.............................         30.6         26.9         19.8         28.2         32.2
                                               -----------  -----------  -----------  -----------  -----------
    Total....................................        100.0        100.0        100.0        100.0        100.0
                                               -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------
RETAIL ELECTRIC SALES BY JURISDICTION (%)
Iowa.........................................         88.7         88.4         88.6         88.7         87.8
Illinois.....................................         10.6         11.0         10.9         10.9         11.8
South Dakota.................................          0.7          0.6          0.5          0.4          0.4
                                               -----------  -----------  -----------  -----------  -----------
    Total....................................        100.0        100.0        100.0        100.0        100.0
                                               -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------
CUSTOMERS (end of year)
Residential..................................      557,637      551,384      548,106      541,220      536,767
Small general service........................       73,022       72,616       69,905       68,829       71,843
Large general service........................          982          945          743          744          833
Other........................................        9,937        9,744        9,518        9,572        5,156
Sales for resale.............................           55           55           59           63           61
                                               -----------  -----------  -----------  -----------  -----------
    Total....................................      641,633      634,744      628,331      620,428      614,660
                                               -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------
ANNUAL AVERAGE PER RESIDENTIAL CUSTOMER
Revenue per Kwh (cents)......................         8.94         9.11         8.90         8.62         8.39
KWh sales....................................        8,392        8,670        8,265        8,310        7,681
COOLING DEGREE DAYS
Actual.......................................          788        1,112          912          813          603
Percent warmer (colder) than normal..........        (17.5)        14.1         (6.5)       (16.4)       (38.5)
ELECTRIC PEAK DEMAND (net MW)................        3,537        3,553        3,226        3,284        2,902
SUMMER NET ACCREDITED CAPABILITY (MW)........        4,301        4,311        4,145        4,072        4,116

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                   UNAUDITED UTILITY FIVE-YEAR GAS STATISTICS

FOR THE YEARS ENDED DECEMBER 31                   1996         1995         1994         1993         1992
---------------------------------------------  -----------  -----------  -----------  -----------  -----------
REVENUES (in thousands)
Residential..................................  $   338,605  $   279,819  $   287,171  $   319,359  $   282,688
Small general service........................      153,616      128,501      142,894      150,913      133,384
Large general service........................       17,670       23,280       36,729       37,761       43,919
Sales for resale and other...................        2,050        5,303        5,514       10,376        2,648
                                               -----------  -----------  -----------  -----------  -----------
    Total revenue from gas sales.............      511,941      436,903      472,308      518,409      462,639
Gas transported..............................       20,155       16,677       12,842       13,457       17,473
Other gas revenues...........................        4,657        6,008        6,865        7,123        4,575
                                               -----------  -----------  -----------  -----------  -----------
    Total....................................  $   536,753  $   459,588  $   492,015  $   538,989  $   484,687
                                               -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------
THROUGHPUT (MMBtu in thousands)
Sales
  Residential................................       61,732       57,153       54,732       60,612       56,072
  Small general service......................       33,642       32,786       32,677       34,504       31,894
  Large general service......................        4,634        6,222        8,253        9,681       12,357
  Sales for resale and other.................          977        3,582        3,231        4,305          837
                                               -----------  -----------  -----------  -----------  -----------
    Total sales..............................      100,985       99,743       98,893      109,102      101,160
Gas transported..............................       54,618       50,695       43,293       39,570       34,686
                                               -----------  -----------  -----------  -----------  -----------
    Total....................................      155,603      150,438      142,186      148,672      135,846
                                               -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------
REVENUES AS A % OF TOTAL
Residential..................................         63.6         61.7         59.2         60.0         58.9
Small general service........................         28.9         28.3         29.4         28.4         27.8
Large general service........................          3.3          5.1          7.6          7.1          9.1
Sales for resale and other...................          0.4          1.2          1.1          2.0          0.6
Gas transported..............................          3.8          3.7          2.7          2.5          3.6
                                               -----------  -----------  -----------  -----------  -----------
    Total....................................        100.0        100.0        100.0        100.0        100.0
                                               -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------
SALES AS A % OF TOTAL (excluding gas
 transported)
Residential..................................         61.1         57.3         55.3         55.6         55.5
Small general service........................         33.3         32.9         33.0         31.6         31.5
Large general service........................          4.6          6.2          8.4          8.9         12.2
Sales for resale and other...................          1.0          3.6          3.3          3.9          0.8
                                               -----------  -----------  -----------  -----------  -----------
    Total....................................        100.0        100.0        100.0        100.0        100.0
                                               -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------
RETAIL GAS SALES BY JURISDICTION (%)
Iowa.........................................         78.0         77.1         76.6         74.5         73.4
Illinois.....................................         11.0         11.6         11.9         11.4         11.6
South Dakota.................................         10.3         10.6         10.8          5.4          2.2
Other........................................          0.7          0.7          0.7          8.7         12.8
                                               -----------  -----------  -----------  -----------  -----------
    Total....................................        100.0        100.0        100.0        100.0        100.0
                                               -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------
CUSTOMERS (end of year)
Residential..................................      550,786      541,732      535,301      526,863      552,660
Small general service........................       58,059       57,207       55,855       54,972       54,918
Large general service........................          821          830          876          868        1,020
Gas transported and other....................          504        1,128          171          128          123
                                               -----------  -----------  -----------  -----------  -----------
    Total....................................      610,170      600,897      592,203      582,831      608,721
                                               -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------
ANNUAL AVERAGES PER RESIDENTIAL CUSTOMER
Revenue per MMBtu............................  $      5.49  $      4.90  $      5.25  $      5.27  $      5.04
MMBtu sales..................................          113          106          103          111          103
HEATING DEGREE DAYS
Actual.......................................        7,445        6,841        6,565        7,097        6,302
Percent colder (warmer) than normal..........         10.1          0.9         (3.5)         3.2         (8.7)
COST PER MMBTU...............................  $      3.42  $      2.80  $      3.30  $      3.36  $      3.22

                       COMMON STOCK DIVIDENDS AND PRICES

                                                                                  PRICE RANGE
                                                   --------------------------------------------------------------------------
                          DIVIDENDS DECLARED            MIDAMERICAN              IOWA-ILLINOIS               RESOURCES
                      --------------------------   ----------------------    ----------------------    ----------------------
                       MEC      IWG       MWR        HIGH          LOW         HIGH          LOW         HIGH          LOW
                      ------  -------  ---------   ---------    ---------    ---------    ---------    ---------    ---------
1996
  4th Quarter.......  $ 0.30  $ --     $  --       $  16 1/4    $  14 3/4    $  --        $  --        $  --        $  --
  3rd Quarter.......    0.30    --        --          17 3/4       15 3/8       --           --
  2nd Quarter.......    0.30    --        --          17 7/8       16 1/4       --           --
  1st Quarter.......    0.30    --        --          18 7/8       16 1/4       --           --
1995
  4th Quarter.......  $ 0.30  $ --     $  --       $  17 1/8    $  15        $  --        $  --        $  --        $  --
  3rd Quarter.......    0.30    --        --          15 5/8       13 5/8       --           --
  2nd Quarter.......    --     0.4325       0.29      --           --           22           19 7/8       15           13 5/8
  1st Quarter.......    --     0.4325       0.29      --           --           22 1/8       19           14 5/8       13 3/8

Iowa-Illinois Gas and Electric Company (Iowa-Illinois, IWG) and Midwest Resources, Inc. (Resources, MWR) are predecessors of MidAmerican

[LOGO]                                                 Common Stock Proxy Card
------------------------------------------------------------------------------

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MIDAMERICAN
   ENERGY HOLDINGS COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
     ON APRIL 23, 1997, AT 10:00 A.M. AT THE SIOUX CITY CONVENTION CENTER,
                    801 FOURTH STREET, SIOUX CITY, IOWA

The undersigned hereby appoints S.J. Bright, J.S. Rozema and P.J. Leighton, and each one of them, each with the power of substitution, as Proxies, to vote all the shares of common stock of MidAmerican Energy Holdings Company represented hereby at the Annual Meeting of Shareholders to be held on Wednesday, April 23, 1997, and at all adjournments thereof.

Your vote for the election of directors may be indicated below. Nominees are:
J.W. Aalfs, S.J. Bright, R.D. Christensen, R.E. Christiansen, J.W. Colloton, F.S. Cottrell, J.W. Eugster, M. Foster, Jr., N. Gentry, J.M. Hoak, Jr., R.L. Lawson, R.L. Peterson, N.L. Seifert, W.S. Tinsman, and L.L. Woodruff.

PLEASE VOTE, DATE AND SIGN BELOW. DETACH THE LOWER PART OF THIS PROXY CARD AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO CHANGE YOUR VOTE, YOU MAY DO SO AUTOMATICALLY BY CASTING YOUR VOTE AT THE MEETING. THIS PROXY CARD WHEN PROPERLY EXECUTED, WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN HEREON, THE PROXY WILL BE VOTED FOR ITEM 1 (ALL NOMINEES).

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A PROPER REPRESENTATION AT THIS IMPORTANT MEETING.

                                           TOLL FREE SHAREHOLDER
                                           INFORMATION NUMBERS

                                           Local (Des Moines).........281-2560
                                           Outside Des Moines...1-800-247-5211

30-61
12-18-97                                Detach here


          INSTRUCTIONS

1. Review and complete the Proxy Card;
   be sure to SIGN the card.

2. Detach and return the SIGNED Proxy Card in the enclosed return envelope.

MIDAMERICAN ENERGY HOLDINGS COMPANY
1997 ANNUAL MEETING OF SHAREHOLDERS
    APRIL 23, 1997, 10:00 A.M.
   SIOUX CITY CONVENTION CENTER
801 FOURTH STREET, SIOUX CITY, IOWA


                   MIDAMERICAN ENERGY HOLDINGS COMPANY PROXY CARD


ITEM 1  ELECTION OF DIRECTORS        /  /  FOR all nominees                          /  / WITHHOLD AUTHORITY to vote for all
        (Mark only one box)                (except as marked to the contrary below)       nominees

        --------------------------------------------------------------------------------------------------------------------
        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

      IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEM 1.

                                     DATED                               , 1997
                                          -------------------------------

                                     ------------------------------------------
                                     SIGNATURE

                                     ------------------------------------------
                                     SIGNATURE IF SHARES HELD JOINTLY

                                     Please sign exactly as name appears
                                     opposite. Executors, trustees, and
                                     administrators and other fiduciaries
                                     should so indicate.

[LOGO]                                                 Common Stock Proxy Card
------------------------------------------------------------------------------

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MIDAMERICAN
   ENERGY HOLDINGS COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
     ON APRIL 23, 1997, AT 10:00 A.M. AT THE SIOUX CITY CONVENTION CENTER,
                    801 FOURTH STREET, SIOUX CITY, IOWA

The undersigned hereby appoints S.J. Bright, J.S. Rozema and P.J. Leighton, and each one of them, each with the power of substitution, as Proxies, to vote all the shares of common stock of MidAmerican Energy Holdings Company represented hereby at the Annual Meeting of Shareholders to be held on Wednesday, April 23, 1997, and at all adjournments thereof.

Your vote for the election of directors may be indicated below. Nominees are:
J.W. Aalfs, S.J. Bright, R.D. Christensen, R.E. Christiansen, J.W. Colloton, F.S. Cottrell, J.W. Eugster, M. Foster, Jr., N. Gentry, J.M. Hoak, Jr., R.L. Lawson, R.L. Peterson, N.L. Seifert, W.S. Tinsman, and L.L. Woodruff.

PLEASE VOTE, DATE AND SIGN BELOW. DETACH THE LOWER PART OF THIS PROXY CARD AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO CHANGE YOUR VOTE, YOU MAY DO SO AUTOMATICALLY BY CASTING YOUR VOTE AT THE MEETING. THIS PROXY CARD WHEN PROPERLY EXECUTED, WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN HEREON, THE PROXY WILL BE VOTED FOR ITEM 1 (ALL NOMINEES).

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A PROPER REPRESENTATION AT THIS IMPORTANT MEETING.


30-61A
12-18-97                                Detach here


          INSTRUCTIONS

1. Review and complete the Proxy Card;
   be sure to SIGN the card.

2. Detach and return the SIGNED Proxy Card in the enclosed return envelope.

3. If you plan on attending the Annual Meeting, please obtain from your broker and bring with you to the meeting, evidence of ownership of MidAmerican Energy Holdings
   Company Common Stock.

                   MIDAMERICAN ENERGY HOLDINGS COMPANY PROXY CARD


ITEM 1  ELECTION OF DIRECTORS        /  /  FOR all nominees                          /  / WITHHOLD AUTHORITY to vote for all
        (Mark only one box)                (except as marked to the contrary below)       nominees

        --------------------------------------------------------------------------------------------------------------------
        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

      IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEM 1.

                                     DATED                               , 1997
                                          -------------------------------

                                     ------------------------------------------
                                     SIGNATURE

                                     ------------------------------------------
                                     SIGNATURE IF SHARES HELD JOINTLY

                                     Please sign exactly as name appears
                                     opposite. Executors, trustees, and
                                     administrators and other fiduciaries
                                     should so indicate.

[LOGO]                                       Retirement Saving Plan Proxy Card
------------------------------------------------------------------------------

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MIDAMERICAN
   ENERGY HOLDINGS COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
     ON APRIL 23, 1997, AT 10:00 A.M. AT THE SIOUX CITY CONVENTION CENTER,
                    801 FOURTH STREET, SIOUX CITY, IOWA

The undersigned hereby appoints S.J. Bright, J.S. Rozema and P.J. Leighton, and each one of them, each with the power of substitution, as Proxies, to vote all the shares of common stock of MidAmerican Energy Holdings Company represented hereby at the Annual Meeting of Shareholders to be held on Wednesday, April 23, 1997, and at all adjournments thereof.

Your vote for the election of directors may be indicated below. Nominees are:
J.W. Aalfs, S.J. Bright, R.D. Christensen, R.E. Christiansen, J.W. Colloton, F.S. Cottrell, J.W. Eugster, M. Foster, Jr., N. Gentry, J.M. Hoak, Jr., R.L. Lawson, R.L. Peterson, N.L. Seifert, W.S. Tinsman, and L.L. Woodruff.

PLEASE VOTE, DATE AND SIGN BELOW. DETACH THE LOWER PART OF THIS PROXY CARD AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD WHEN PROPERLY EXECUTED, WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE RETIREMENT SAVINGS PLAN PARTICIPANT. IF NO DIRECTIONS ARE GIVEN HEREON, THE PROXY WILL NOT BE VOTED.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A PROPER REPRESENTATION AT THIS IMPORTANT MEETING.


30-140
2-11-97                                Detach here


          INSTRUCTIONS

1. Review and complete the Proxy Card;
   be sure to SIGN the card.

2. Detach and return the SIGNED Proxy Card in the enclosed return envelope.

MIDAMERICAN ENERGY HOLDINGS COMPANY
1997 ANNUAL MEETING OF SHAREHOLDERS
    APRIL 23, 1997, 10:00 A.M.
   SIOUX CITY CONVENTION CENTER
801 FOURTH STREET, SIOUX CITY, IOWA


                   MIDAMERICAN ENERGY HOLDINGS COMPANY PROXY CARD


ITEM 1  ELECTION OF DIRECTORS        /  /  FOR all nominees                          /  / WITHHOLD AUTHORITY to vote for all
        (Mark only one box)                (except as marked to the contrary below)       nominees

        --------------------------------------------------------------------------------------------------------------------
        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

      IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL NOT BE VOTED.

                                     DATED                               , 1997
                                          -------------------------------

                                     ------------------------------------------
                                     SIGNATURE

                                     Please sign exactly as name appears
                                     opposite.